The Lincoln National Life Insurance Company

Consolidated Financial Statements

December 31, 2020 and 2019

Report of Independent Registered Public Accounting Firm

To the Stockholder and the Board of Directors of The Lincoln National Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company (the Company) as of December 31, 2020 and 2019, and the related consolidated statements of comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2020, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Deferred Acquisition Costs Asset and Future Contract Benefits Liability
Description of the Matter

At December 31, 2020, deferred acquisition costs totaled $5.6 billion and future contract benefits liabilities totaled $40.1 billion, a portion of which related to universal life-type contracts with secondary guarantees and variable annuity contracts with guaranteed benefit riders.

The carrying amount of the deferred acquisition costs related to these products is the total of costs deferred less amortization, which is calculated in relation to the present value of estimated gross profits of the underlying contracts. As described in Notes 1 (see section on DAC, VOBA, DSI and DFEL) and 8 to the consolidated financial statements, there is a significant amount of uncertainty inherent in calculating estimated gross profits as the calculation includes significant management judgment in developing certain assumptions, such as expected future mortality experience, investment margins, capital market performance, retention and rider utilization. Management’s assumptions are adjusted, also known as unlocked, for emerging experience and expected changes in trends. The unlocking results in deferred acquisition cost amortization being recalculated, using the new assumptions for estimated gross profits, that results either in additional or less cumulative amortization expense.

The future contract benefits liability related to these product guarantees is based on estimates of how much the Company will need to pay for future benefits and the amount of fees to be collected from policyholders for these policy features. As described in Note 1 to the consolidated financial statements (see section on Future Contract Benefits and Other Contract Holder Funds), there is significant uncertainty inherent in estimating this liability because there is a significant amount of management judgment involved in developing certain assumptions that impact the liability balance, which are consistent with the assumptions used to amortize the related deferred acquisition cost asset as noted above and which include expected mortality experience, investment margins, capital market performance, retention and rider utilization.

Auditing the valuation of deferred acquisition costs and future contract benefits liabilities related to these products was complex and required the involvement of our actuarial specialists due to the high degree of judgment used by management in setting the assumptions used in the estimate of both the amortization of deferred acquisition costs and the future contract benefits liability related to these products.

How We Addressed the Matter in Our Audit

We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over the deferred acquisition costs and future contract benefits liability estimation processes, including, among others, controls related to the review and approval processes that management has in place for the assumptions used in estimating the estimated gross profits related to deferred acquisition costs and the future contract benefits liability. This included testing controls related to management’s evaluation of the need to update assumptions based on the comparison of actual Company experience to previous assumptions and updating investment margins for current and expected future market conditions.

We involved actuarial specialists to assist with our audit procedures which included, among others, an evaluation of the methodology applied by management with those methods used in prior periods. To assess the significant assumptions used by management, we compared the significant assumptions noted above to historical experience, observable market data or management’s estimates of prospective changes in these assumptions. In addition, we performed an independent recalculation of estimated gross profits related to deferred policy acquisition costs and the future policy benefit reserves for a sample of cohorts or contracts which we compared to the actuarial model used by management.

Variable Annuity Guaranteed Living Benefit Riders Embedded Derivatives
Description of the Matter

The Company’s variable annuity guaranteed living benefit riders include an embedded derivative, represented by an asset totaling $450 million as of December 31, 2020, related to the non-life contingent feature of the product which is accounted for at fair value, with changes in fair value recognized in income. As described in Notes 1 (see section on Separate Account Assets and Liabilities), 6 and 21 to the consolidated financial statements, there is a significant amount of estimation uncertainty inherent in measuring the fair value of the embedded derivative because of the sensitivity of certain assumptions underlying the estimate, including stock market performance, policy lapse experience and rider utilization. Management’s assumptions are adjusted over time for emerging experience and expected changes in trends, resulting in changes to the estimated fair value of the embedded derivative.

Auditing the valuation of the embedded derivative related to variable annuity guaranteed living benefit riders was complex and required the involvement of our actuarial specialists due to the high degree of judgment used by management in setting the assumptions used in the estimate of the value of the embedded derivative.

How We Addressed the Matter in Our Audit

We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over the embedded derivative estimation process, including, among others, controls related to the review and approval processes that management has in place to develop the assumptions used in measuring the fair value of the embedded derivative. This included testing controls related to management’s evaluation of current and future market conditions and the need to update policy lapse and rider utilization assumptions.

We involved actuarial specialists to assist with our audit procedures which included, among others, an evaluation of the methodology applied by management with those methods used in prior periods. To assess the significant assumptions used by management, we compared the significant assumptions noted above to historical experience, observable market data or management’s estimates of prospective changes in these assumptions. In addition, we performed an independent recalculation of the embedded derivative for a sample of contracts which we compared to the fair value model used by management.

Valuation of Goodwill for the Life Insurance Reporting Unit
Description of the Matter

At December 31, 2020, the Company’s goodwill was $1.8 billion, of which $634 million related to the Company’s Life Insurance reporting unit. As discussed in Notes 1 (see section on Goodwill) and 10 of the consolidated financial statements, goodwill is tested for impairment at least annually at the reporting unit level. Determining the fair value of the Life Insurance reporting unit as part of the goodwill impairment analysis is sensitive to significant assumptions such as the discount rate, which reflects the market expected, weighted-average rate of return adjusted for the risk factors associated with the operations, and other relevant assumptions impacting projected financial information, such as the profitability of new and in-force business, all of which are affected by expectations about future market or economic conditions.

Auditing the fair value of the Company’s Life Insurance reporting unit was complex and required the involvement of our valuation and actuarial specialists due to the high degree of judgment used by management.

How We Addressed the Matter in Our Audit

We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over the Company’s goodwill impairment review process. This included, among others, controls related to the review and approval processes that management has in place to develop the assumptions used in the estimation process, including management’s determination of the applicable discount rate, and other assumptions for the Life Insurance reporting unit.

We involved actuarial and valuation specialists to assist with our audit procedures which included, among others, an evaluation of the methodology applied by management with those methods used in prior periods. To assess the significant assumptions used by management, we compared the significant assumptions noted above to current industry and economic trends, recent market transactions and other relevant factors. We reviewed the historical accuracy of management’s estimate and performed sensitivity analyses of significant assumptions to evaluate the changes in the fair value of the Life Insurance reporting unit that would result from changes in the assumptions.

/s/ Ernst & Young LLP

We have served as the Company’s auditor since 1966.

Philadelphia, Pennsylvania

March 9, 2021

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(in millions, except share data)

	As of December 31,
	2020	2019
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: 2020 – $103,021; 2019 – $93,307; allowance for credit losses: 2020 – $13; 2019 – $0)	$121,111	$103,773
Trading securities	4,442	4,602
Equity securities	127	103
Mortgage loans on real estate, net of allowance for credit losses
(portion at fair value: 2020 – $832; 2019 – $0)	16,681	16,244
Policy loans	2,411	2,460
Derivative investments	3,109	1,911
Other investments	3,025	2,565
Total investments	150,906	131,658
Cash and invested cash	1,462	1,879
Deferred acquisition costs and value of business acquired	5,824	7,745
Premiums and fees receivable	484	464
Accrued investment income	1,217	1,109
Reinsurance recoverables, net of allowance for credit losses	18,752	19,164
Funds withheld reinsurance assets	530	542
Goodwill	1,778	1,778
Other assets	19,401	18,106
Separate account assets	167,965	153,571
Total assets	$368,319	$336,016

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$40,146	$35,717
Other contract holder funds	104,858	97,422
Short-term debt	497	609
Long-term debt	2,412	2,414
Reinsurance related embedded derivatives	540	375
Funds withheld reinsurance liabilities	7,179	5,566
Payables for collateral on investments	6,215	5,077
Other liabilities	13,466	13,680
Separate account liabilities	167,965	153,571
Total liabilities	343,278	314,431

Contingencies and Commitments (See Note 14)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	11,853	11,312
Retained earnings	4,167	4,437
Accumulated other comprehensive income (loss)	9,021	5,836
Total stockholder’s equity	25,041	21,585
Total liabilities and stockholder’s equity	$368,319	$336,016

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Years Ended December 31,
	2020	2019	2018
Revenues
Insurance premiums	$5,122	$5,277	$4,362
Fee income	6,120	6,247	5,733
Net investment income	5,264	4,962	4,844
Realized gain (loss)	(526)	(828)	(92)
Amortization of deferred gain on business sold through reinsurance	33	27	4
Other revenues	553	507	507
Total revenues	16,566	16,192	15,358
Expenses
Interest credited	2,899	2,754	2,589
Benefits	8,050	7,585	6,144
Commissions and other expenses	4,889	5,065	4,583
Interest and debt expense	125	145	136
Strategic digitization expense	68	66	76
Total expenses	16,031	15,615	13,528
Income (loss) before taxes	535	577	1,830
Federal income tax expense (benefit)	(56)	(37)	257
Net income (loss)	591	614	1,573
Other comprehensive income (loss), net of tax:
Unrealized investment gains (losses)	3,177	5,173	(3,314)
Funded status of employee benefit plans	8	4	2
Total other comprehensive income (loss), net of tax	3,185	5,177	(3,312)
Comprehensive income (loss)	$3,776	$5,791	$(1,739)

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

(in millions)

	For the Years Ended December 31,
	2020	2019	2018
Common Stock
Balance as of beginning-of-year	$11,312	$11,237	$10,713
Capital contribution from Lincoln National Corporation	510	50	500
Stock compensation/issued for benefit plans	31	25	24
Balance as of end-of-year	11,853	11,312	11,237

Retained Earnings
Balance as of beginning-of-year	4,437	4,423	4,405
Cumulative effect from adoption of new accounting standards	(201)	-	(644)
Net income (loss)	591	614	1,573
Dividends paid to Lincoln National Corporation	(660)	(600)	(911)
Balance as of end-of-year	4,167	4,437	4,423

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	5,836	659	3,327
Cumulative effect from adoption of new accounting standards	-	-	644
Other comprehensive income (loss), net of tax	3,185	5,177	(3,312)
Balance as of end-of-year	9,021	5,836	659
Total stockholder’s equity as of end-of-year	$25,041	$21,585	$16,319

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2020	2019	2018
Cash Flows from Operating Activities
Net income (loss)	$591	$614	$1,573
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Realized (gain) loss	526	828	92
Trading securities purchases, sales and maturities, net	253	(2,522)	(120)
Amortization of deferred gain on business sold through reinsurance	(33)	(27)	(4)
Change in:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	68	(448)	(108)
Premiums and fees receivable	(20)	104	(87)
Accrued investment income	(88)	(22)	(6)
Insurance liabilities and reinsurance-related balances	392	(1,195)	(128)
Accrued expenses	(21)	89	(99)
Federal income tax accruals	(134)	(282)	65
Cash management agreement	(1,341)	(1,115)	329
Other	92	343	88
Net cash provided by (used in) operating activities	285	(3,633)	1,595
Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(16,149)	(14,927)	(12,406)
Sales of available-for-sale securities and equity securities	1,214	6,771	3,191
Maturities of available-for-sale securities	5,180	6,426	6,348
Purchase of common stock in acquisition, net of cash acquired	-	-	(1,410)
Sale of business, net	-	-	(12)
Purchases of alternative investments	(395)	(433)	(314)
Sales and repayments of alternative investments	171	131	178
Issuance of mortgage loans on real estate	(1,790)	(4,218)	(2,920)
Repayment and maturities of mortgage loans on real estate	1,133	1,144	1,048
Issuance (repayment) of policy loans, net	49	32	20
Net change in collateral on investments, derivatives and related settlements	1,775	349	654
Other	(149)	(259)	(191)
Net cash provided by (used in) investing activities	(8,961)	(4,984)	(5,814)
Cash Flows from Financing Activities
Capital contribution from Lincoln National Corporation	510	50	500
Payment of long-term debt, including current maturities	(30)	(28)	(13)
Issuance of long-term debt, net of issuance costs	30	28	13
Issuance (payment) of short-term debt	(112)	321	278
Proceeds from sale-leaseback transactions	-	-	88
Payment related to sale-leaseback transactions	(47)	(83)	-
Proceeds from certain financing arrangements	109	107	-
Deposits of fixed account values, including the fixed portion of variable	14,009	16,049	13,616
Withdrawals of fixed account values, including the fixed portion of variable	(6,069)	(5,800)	(5,957)
Transfers to and from separate accounts, net	528	(1,362)	(2,469)
Common stock issued for benefit plans	(9)	(34)	(25)
Dividends paid to Lincoln National Corporation	(660)	(600)	(911)
Net cash provided by (used in) financing activities	8,259	8,648	5,120

Net increase (decrease) in cash, invested cash and restricted cash	(417)	31	901
Cash, invested cash and restricted cash as of beginning-of-year	1,879	1,848	947
Cash, invested cash and restricted cash as of end-of-year	$1,462	$1,879	$1,848

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

The Lincoln National Life Insurance Company (“LNL” or the “Company,” which also may be referred to as “we,” “our” or “us”), a wholly-owned subsidiary of Lincoln National Corporation (“LNC” or the “Parent Company”), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of two insurance company subsidiaries, Lincoln Life & Annuity Company of New York (“LLANY”) and Lincoln Life Assurance Company of Boston (“LLACB”). We also own several non-insurance companies, including Lincoln Financial Distributors, our wholesale distributor, and Lincoln Financial Advisors Corporation, part of LNC’s retail distributor, Lincoln Financial Network. LNL’s principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the U.S. and several U.S. territories. See Note 22 for additional information.

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”). Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities (“VIEs”) in which we are the primary beneficiary. As discussed in Note 3, on May 1, 2018, LNC and LNL completed the acquisition of Liberty Life Assurance Company of Boston (“Liberty Life”). We use the equity method of accounting to recognize all of our investments in limited liability partnerships. All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes. A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest. We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders. We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE. If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain financial assets, derivatives, allowances for credit losses, deferred acquisition costs (“DAC”), value of business acquired (“VOBA”), deferred sales inducements (“DSI”), goodwill and other intangibles, future contract benefits, other contract holder funds including deferred front-end loads (“DFEL”), pension plans, stock-based incentive compensation, income taxes including the recoverability of our deferred tax assets, and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk (“NPR”), which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability

(“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

●Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;

●Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

●Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Fixed Maturity Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as fixed maturity AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity security, and we consistently apply the valuation methodology to measure the security’s fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our fixed maturity AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all fixed maturity AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our fixed maturity AFS securities discussed above:

●Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.

●Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”).

●State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

●Hybrid and redeemable preferred securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

Fixed Maturity AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our fixed maturity AFS securities (also referred to as “debt securities”) for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require a credit loss allowance.

For our debt securities, we generally consider the following to determine whether our debt securities with unrealized losses are credit impaired:

●The estimated range and average period until recovery;

●The estimated range and average holding period to maturity;

●Remaining payment terms of the security;

●Current delinquencies and nonperforming assets of underlying collateral;

●Expected future default rates;

●Collateral value by vintage, geographic region, industry concentration or property type;

●Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and

●Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an impairment has occurred, and a credit loss allowance is recorded, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). The remainder of the decline to fair value related to factors other than credit loss is recorded in other comprehensive income (“OCI”) to unrealized losses on fixed maturity AFS securities on our Consolidated Statements of Stockholder’s Equity, as this amount is considered a noncredit impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. Management considers the following as part of the evaluation:

●The current economic environment and market conditions;

●Our business strategy and current business plans;

●The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;

●Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;

●The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

●The capital risk limits approved by management; and

●Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield, or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

●Historical and implied volatility of the security;

●The extent to which the fair value has been less than amortized cost;

●Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;

●Failure, if any, of the issuer of the security to make scheduled payments; and

●Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of a credit loss impairment through a credit loss allowance, we continue to reassess the expected cash flows of the debt security at each subsequent measurement date as necessary. If the measurement of credit loss changes, we recognize a provision for (or reversal of) credit loss expense through realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss), limited by the amount that amortized cost exceeds fair value. Losses are charged against the allowance for credit losses when management believes the uncollectibility of a debt security is confirmed or when either of the criteria regarding intent or requirement to sell is met. Accrued interest on debt securities is written-off when deemed uncollectible.

To determine the recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

●Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;

●Fundamentals of the industry in which the issuer operates;

●Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

●Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);

●Expectations regarding defaults and recovery rates;

●Changes to the rating of the security by a rating agency; and

●Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter, we review the cash flows for the MBS portfolio, including current credit enhancements and trends in the underlying collateral performance to determine whether or not they are sufficient to provide for the recovery of our amortized cost. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

●Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;

●Level of borrower creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;

●Susceptibility to fair value fluctuations for changes in the interest rate environment;

●Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;

●Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;

●Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and

●Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security requires a credit loss allowance. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% severity, with higher severity assumed for investor properties and further adjusted by housing price assumptions. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for a credit loss by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired through a credit loss allowance or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no credit loss allowance is required. Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then an impairment through a credit loss allowance is recognized.

We further monitor the cash flows of all of our debt securities backed by mortgages on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our debt securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment through a credit loss allowance for the security.

Trading Securities

Trading securities consist of fixed maturity securities in designated portfolios, some of which support modified coinsurance (“Modco”) and coinsurance with funds withheld (“CFW”) reinsurance agreements. Investment results for the portfolios that support Modco and CFW reinsurance agreements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance agreements. Trading securities are carried at fair value, and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance agreements are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.

Equity Securities

Equity securities are carried at fair value, and changes in fair value are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur. Equity securities consist primarily of common stock of publicly-traded companies, privately placed securities and mutual fund shares. We measure the fair value of our equity securities based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the equity security. Fair values of publicly-traded equity securities are determined using quoted prices in active markets for identical or comparable securities. When quoted prices are not available, we use valuation methodologies most appropriate for the specific asset. Fair values for private placement securities are determined using discounted cash flow, earnings multiple and other valuation models. The fair values of mutual fund shares that transact regularly are based on transaction prices of identical fund shares.

Alternative Investments

Alternative investments, which consist primarily of investments in limited partnerships (“LPs”), are included in other investments on our Consolidated Balance Sheets. We account for our investments in LPs using the equity method to determine the carrying value. Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships’ general partners. As a result, our private equity investments are generally on a three-month delay and our hedge funds are on a one-month delay. In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

Payables for Collateral on Investments

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash or non-cash collateral received. This liability is included within payables for collateral on investments on our Consolidated Balance Sheets. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Comprehensive Income (Loss). Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

Mortgage Loans on Real Estate

Mortgage loans on real estate consist of commercial and residential mortgage loans and are generally carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of allowance for credit losses. We carry certain commercial mortgage loans at fair value where the fair value option has been elected. Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our policy for commercial mortgage loans is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. Our policy for residential mortgage loans is to report loans that are 90 or more days past due, which equates to three or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are likewise credited to the allowance for credit losses. Accrued interest on mortgage loans is written-off when deemed uncollectible.

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to commercial mortgage loans, exclusive of certain mortgage loans held at fair value. Our model estimates expected credit losses over the contractual terms of the loans, which are the periods over which we are exposed to credit risk, adjusted for expected prepayments. Credit loss estimates are segmented by commercial mortgage loans, residential mortgage loans, and unfunded commitments related to commercial mortgage loans.

The allowance for credit losses for pooled loans of similar risk (i.e., commercial and residential mortgage loans) is estimated using relevant historical credit loss information adjusted for current conditions and reasonable and supportable forecasts of future conditions. Historical credit loss experience provides the basis for the estimation of expected credit losses with adjustments for differences in current loan-specific risk characteristics, such as differences in underwriting standards, portfolio mix, delinquency level, or term lengths as well as adjustments for changes in environmental conditions, such as unemployment rates, property values, or other factors that management deems relevant. We apply probability weights to the positive, base and adverse scenarios we use. For periods beyond our reasonable and supportable forecast, we use implicit mean reversion over the remaining life of the recoverable, meaning our model will inherently revert to the baseline scenario as the baseline is representative of the historical average over a longer period of time.

Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a specific credit loss allowance is established for the excess carrying value of the loan over its estimated value. The loan’s estimated value is based on: the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.

Allowance for credit losses are maintained at a level we believe is adequate to absorb current expected lifetime credit losses. Our periodic evaluation of the adequacy of the allowance for credit losses is based on historical loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, reasonable and supportable forecasts about the future and other relevant factors.

Mortgage loans on real estate are presented net of the allowance for credit losses on our Consolidated Balance Sheets. Changes in the allowance are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). Mortgage loans on real estate deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged-off and expected to be charged-off.

Our commercial loan portfolio is primarily comprised of long-term loans secured by existing commercial real estate. We believe all of the commercial loans in our portfolio share three primary risks: borrower credit worthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods of monitoring and assessing credit risk are consistent for our entire portfolio.

For our commercial mortgage loan portfolio, trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase a credit loss allowance for a specific loan based upon this analysis.

We measure and assess the credit quality of our commercial mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property’s net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan. These credit quality metrics are monitored and reviewed at least annually.

Most of our off-balance sheet commitments relate to commercial mortgage loans. As such, an allowance for credit losses is developed based on the commercial mortgage loan process outlined above, along with an internally developed conversion factor.

Our residential loan portfolio is primarily comprised of first lien mortgages secured by existing residential real estate. In contrast to the commercial mortgage loan portfolio, residential mortgage loans are primarily smaller-balance homogenous loans that share similar risk characteristics. Therefore, these pools of loans are collectively evaluated for inherent credit losses. Such evaluations consider numerous factors, including, but not limited to borrower credit scores, collateral values, loss forecasts, geographic location, delinquency rates and economic trends. These evaluations and assessments are revised as conditions change and new information becomes available, including updated forecasts, which can cause the allowance for credit losses to increase or decrease over time as such evaluations are revised. Generally, residential mortgage loan pools exclude loans that are nonperforming, as those loans are evaluated individually using the evaluation framework for specific allowance for credit losses described above.

For residential mortgage loans, our primary credit quality indicator is whether the loan is performing or nonperforming. We generally define nonperforming residential mortgage loans as those that are 90 or more days past due and/or in nonaccrual status. There is generally a higher risk of experiencing credit losses when a residential mortgage loan is nonperforming. We monitor and update aging schedules and nonaccrual status on a monthly basis.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

Real Estate

Real estate includes both real estate held for the production of income and real estate held-for-sale. Real estate held for the production of income is carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset. We periodically review properties held for the production of income for impairment. Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale. Real estate is not depreciated while it is classified as held-for-sale. Also, valuation allowances are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value. We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.” The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance (“UL”), variable universal life insurance (“VUL”), traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI. Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss). DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Comprehensive Income (Loss). The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Consolidated Statements of Comprehensive Income (Loss). The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits (“EGPs”) from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 40 years based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are generally between 15 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated lower lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that generally results in amortization less than 30 years. Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no intangible balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as fixed maturity AFS and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products. These assumptions include, but are not limited to, capital markets, investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Consolidated Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs (“unlocking”). We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review. We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

Reinsurance

We and our insurance subsidiaries enter into reinsurance agreements in the normal course of business to limit our exposure to the risk of loss and to enhance our capital management.

In order for a reinsurance agreement to qualify for reinsurance accounting, the agreement must satisfy certain risk transfer conditions that include, among other items, a reasonable possibility of a significant loss for the assuming entity.  When we apply reinsurance accounting, premiums, benefits and DAC amortization are reported net of insurance ceded on our Consolidated Statements of Comprehensive Income (Loss).  Amounts currently recoverable, such as ceded reserves, are reported in reinsurance recoverables and amounts currently payable to the reinsurers, such as premiums, are included in other liabilities on our Consolidated Balance Sheets.  Assets and liabilities and revenue and expenses from certain reinsurance contracts that grant statutory surplus relief to our insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss), respectively, if there is a contractual right of offset.

We use deposit accounting to recognize reinsurance agreements that do not transfer significant insurance risk. This accounting treatment results in amounts paid or received by our insurance subsidiaries to be considered on deposit with the reinsurer and such amounts are reported in other assets and other liabilities, respectively, on our Consolidated Balance Sheets.  As amounts are paid or received, consistent with the underlying contracts, deposit assets or liabilities are adjusted.

We estimated an allowance for credit losses for all reinsurance recoverables and related reinsurance deposit assets held by our subsidiaries. As such, we performed a quantitative analysis using a probability of loss approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting. The credit loss allowance is a general allowance for pools of receivables with similar risk characteristics segmented by credit risk ratings and receivables assessed on an individual basis that do not share similar risk characteristics where we anticipate a credit loss over the life of reinsurance-related assets.

Our model uses relevant internal or external historical loss information adjusted for current conditions and reasonable and supportable forecasts of future events and conditions in developing our loss estimate. We utilized historical credit rating data to form an estimation of probability of default of counterparties by means of a transition matrix that provides the rates of credit migration for credit ratings transitioning to impairment. We updated reinsurer credit ratings during the quarter to incorporate the most up-to-date information on the current state of the financial stability of our reinsurers. To simulate changes in economic conditions, we used positive, base and adverse scenarios that include varying levels of loss given default assumptions to reflect the impact of changes in severity of losses. We applied probability weights to the positive, base and adverse scenarios. For periods beyond our reasonable and supportable forecasts, we used implicit mean reversion over the remaining life of the recoverable. Additionally, we considered factors that impact our exposure at default that are driven by actuarial expectations around term and mortality assumptions rather than being directly driven by market or economic environment.

Our model estimates the expected credit losses over the life of the reinsurance asset. Credit loss estimates are segmented based on counterparty credit risk. Our modeling process utilizes counterparty credit ratings, collateral types and amounts, and term and run-off assumptions. For reinsurance recoverables that do not share similar risk characteristics, we assessed on an individual basis to determine a specific credit loss allowance.

We estimated expected credit losses over the contractual term of the recoverable, which is the period during which we are exposed to the credit risk. Reinsurance recoverables may not have explicit contractual lives, but are tied to the underlying insurance products; as a result, we estimated the contractual life by utilizing actuarial estimates of the timing of payouts related to those underlying products.

Reinsurance agreements often require the reinsurer to collateralize the recoverable with funds in a trust account for the benefit of the ceding insurance entity that can reduce the expected credit losses on a given agreement. As such, we review reinsurance collateral by individual agreement to sensitize risk of loss based on level of collateralization. This review is driven by the assumption that non-collateralized reinsurance recoverables would have materially higher losses in time of default. Therefore, reinsurance recoverables are pooled as either fully-collateralized or non-collateralized.

Reinsurance recoverables are presented net of the allowance for credit losses on our Consolidated Balance Sheets. Changes in the allowance for credit losses are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). Reinsurance recoverables deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged-off and expected to be charged-off.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed for impairment annually as of October 1 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value.

We perform a quantitative goodwill impairment test where the fair value of the reporting unit is determined and compared to the carrying value of the reporting unit. If the carrying value of the reporting unit is greater than the reporting unit’s fair value, goodwill is impaired and written down to the reporting unit’s fair value; and a charge is reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss). The results of one goodwill impairment test on one reporting unit cannot subsidize the results of another reporting unit.

Other Assets and Other Liabilities

Other assets consist primarily of certain reinsurance assets, net of allowance for credit losses, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, DSI, operating lease right-of-use (“ROU”) assets, finance lease assets, certain financing arrangements, debt issuance costs associated with line-of-credit arrangements and other receivables and prepaid expenses. Other liabilities consist primarily of certain reinsurance payables, current and deferred taxes, pension and other employee benefit liabilities, derivative instrument liabilities, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, long-term operating lease liabilities, finance lease liabilities, certain financing arrangements, deferred gain on business sold through reinsurance and other accrued expenses.

Other assets and other liabilities on our Consolidated Balance Sheets include guaranteed living benefit (“GLB”) features and remaining guaranteed interest and similar contracts that are carried at fair value, which may be reported in either other assets or other liabilities. The fair value of these items represents approximate exit price including an estimate for our NPR. Certain of these features have elements of both insurance benefits and embedded derivatives. Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits. We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in “Fair Value Measurement.” We report the insurance portion of the reserves in future contract benefits.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are related to credit loss or non-credit, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25 years. Specifically identifiable intangible assets also includes the value of customer relationships acquired (“VOCRA”) and value of distribution agreements (“VODA”). The carrying values of VOCRA and VODA are amortized using a straight-line basis over their weighted average life of 20 years and 13 years, respectively. See Note 10 for more information regarding specifically identifiable intangible assets.

Property and equipment owned for company use is carried at cost less allowances for depreciation.  Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.  Certain assets on our Consolidated Balance Sheets are related to finance leases and certain financing arrangements and are depreciated in a manner consistent with our current depreciation policy for owned assets. We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable.  For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value.  The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset.  An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed. Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated.  Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year.  Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

We lease office space and certain equipment under various long-term lease agreements. We determine if an arrangement is a lease at inception. Operating lease ROU assets and operating lease liabilities are recognized based on the present value of the future minimum lease payments over the lease term at the commencement date. Our leases do not provide an implicit rate; therefore, we use our incremental borrowing rate at the commencement date in determining the present value of future payments. The ROU asset is calculated using the lease liability carrying amount, plus or minus prepaid/accrued lease payments, minus the unamortized balance of lease incentives received, plus unamortized initial direct costs. Lease terms used to calculate our lease obligation include options when we are reasonably certain that we will exercise such options. Our lease agreements may contain both lease and non-lease components, which are accounted for separately. Lease expense for minimum lease payments is recognized on a straight-line basis over the lease term.

Other assets includes deferred losses on business sold through reinsurance attributable to our 2012 and 2014 reinsurance transactions where we ceded closed blocks of UL contracts with secondary guarantees to Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), a wholly-owned subsidiary of LNC. We are recognizing the losses related to these transactions over a period of 30 years.

Other liabilities includes deferred gains on business sold through reinsurance. During 2009, we completed a reinsurance transaction whereby we assumed a closed block of term contracts from First Penn-Pacific Life Insurance Company, a wholly-owned subsidiary of LNC. We are recognizing the gain related to this transaction over a period of 15 years. During 2012, we completed a reinsurance transaction whereby we ceded a closed block of UL contracts with secondary guarantees to LNBAR. We are recognizing the gain related to the transaction over a period of 30 years. During 2013, we completed a reinsurance transaction whereby we ceded a closed block of UL contracts with secondary guarantees to LNBAR. During 2019, we amended the 2013 reinsurance transaction by recapturing the underlying base policy from LNBAR while continuing to cede the associated riders. We are recognizing the gain related to this transaction over the expected life of the underlying business, or 20 years. Effective October 1, 2018, we entered into an annuity reinsurance agreement with Athene Holding Ltd. (“Athene”). We are recognizing the gain related to this transaction over the period over which the majority of account values are expected to run off, or 20 years.

Separate Account Assets and Liabilities

We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that may include various types of guaranteed death benefit (“GDB”), guaranteed withdrawal benefit (“GWB”) and guaranteed income benefit (“GIB”) features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”); total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”); or the highest contract value on any contract anniversary date through age 80. The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduce the contract value.

As discussed in Note 6, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves. The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The “market consistent scenarios” used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 47 million scenarios. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include, but are not limited to, assumptions for capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, rider utilization, etc.), mortality, risk margins, maintenance expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

Future Contract Benefits and Other Contract Holder Funds

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims. Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well as the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that are equal to deposits net of withdrawals, excluding surrender charges and fees, plus interest credited, and if applicable an additional reserve for other insurance benefit guarantees. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.25% to 12.75%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability. The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception. The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on our Consolidated Statements of Comprehensive Income (Loss).

The liability for future claim reserves for long-term disability contracts for incurred and reported claims are calculated based on assumptions as to interest, claim resolution rates and offsets for other insurance including social security. Claim resolution rate assumptions and social security offsets are based on our actual experience. The interest rate assumptions used for discounting claim reserves are based on projected portfolio yield rates, after consideration for defaults and investment expenses, for assets supporting the liabilities. The incurred but not reported claim reserves are based on our experiences as to the reporting lags and ultimate loss experience. Claim reserves are subject to revision as current claim experience and projections of future factors affecting claim experience change. Claim reserves do not include a provision for adverse deviation.

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2020 and 2019, participating policies comprised less than 1% of the face amount of business in force, and dividend expenses were $53 million, $51 million and $56 million for the years ended December 31, 2020, 2019 and 2018, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on our Consolidated Balance Sheets, which represents approximate exit price including an estimate for our NPR. Certain of these features have elements of both insurance benefits and embedded derivatives. Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits. We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in “Fair Value Measurement.” We report the insurance portion of the reserves in future contract benefits.

The fair value of our indexed annuity contracts is based on their approximate surrender values.

Short-term and Long-term Debt

Short-term debt has contractual or expected maturities of one year or less. Long-term debt has contractual or expected maturities greater than one year.

Contingencies and Commitments

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consists of asset-based fees, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the “attributed fees”), which are not reported within fee income on our Consolidated Statements of Comprehensive Income (Loss). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees and contract administration charges are assessed on a daily or monthly basis and recognized as revenue as performance obligations are met, over the period underlying customer assets are owned or advisory services are provided. Wholesaling-related 12b-1 fees received from separate account fund sponsors as compensation for servicing the underlying mutual funds are recorded as revenues based on a contractual percentage of the market value of mutual fund assets over the period shares are owned by customers. Net investment advisory fees related to asset management of certain separate account funds are recorded as revenues based on a contractual percentage of the customer’s managed assets over the period advisory services are provided. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Insurance Premiums

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group insurance products consist primarily of term life, disability and dental.

Net Investment Income

We earn investment income on the underlying general account investments supporting our fixed products less related expenses. Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and fixed maturity AFS securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) includes realized gains and losses from the sale of investments, write-downs for impairments of investments and changes in the allowance for credit losses for financial assets, changes in fair value for mortgage loans on real estate accounted for under the fair value option, changes in fair value of equity securities, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivatives and trading securities. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

Other Revenues

Other revenues consists primarily of fees attributable to broker-dealer services recorded as performance obligations are met, either at the time of sale or over time based on a contractual percentage of customer account values, changes in the market value of our seed capital investments, and proceeds from reinsurance recaptures. The broker-dealer services primarily relate to our retail sales network and consist of commission revenue for the sale of non-affiliated securities recorded on a trade date basis and advisory fee income. Advisory fee income is asset-based revenues recorded as earned based on a contractual percentage of customer account values. Other revenues earned by our Group Protection segment consist of fees from administrative services performed, which are recognized as performance obligations are met over the terms of the underlying agreements.

Interest Credited

We credit interest to our contract holder account balances based on the contractual terms supporting our products.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Strategic Digitization Expense

Strategic digitization expense consists primarily of costs related to our enterprise-wide digitization initiative.

Pension and Other Postretirement Benefit Plans

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC’s Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity. We apply an estimated forfeiture rate to our accrual of compensation cost. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Interest and Debt Expense

Interest expense on our short-term and long-term debt is recognized as due over the term of the related borrowing.

Income Taxes

LNC files a U.S. consolidated income tax return that includes us and LNC’s other eligible subsidiaries. Ineligible subsidiaries file separate individual corporate tax returns. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

2. New Accounting Standards

Adoption of New Accounting Standards

The following table provides a description of our adoption of new Accounting Standards Updates (“ASUs”) issued by the FASB and the impact of the adoption on our financial statements. ASUs not listed below were assessed and determined to be either not applicable or insignificant in presentation or amount.

Standard	Description	Effective Date	Effect on Financial Statements or Other Significant Matters

ASU 2016-13, Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”), Measurement of Credit Losses on Financial Instruments and related amendments

These amendments adopt a new model in ASC Topic 326 to measure and recognize credit losses for most financial assets. The ASU requires a financial asset measured at amortized cost to be presented at the net amount expected to be collected over the life of the asset using a credit loss allowance. Changes in the allowance are charged to earnings. The measurement of expected credit losses is based on relevant information about past events, including historical experience, as well as current economic conditions and reasonable and supportable forecasts that affect the collectability of the financial asset. The method used to measure estimated credit losses for fixed maturity AFS securities will be unchanged from current GAAP; however, the amendments require credit losses to be recognized through an allowance rather than as a reduction to the amortized cost of those securities. The amendments permit entities to recognize improvements in credit loss estimates on fixed maturity AFS securities by reducing the allowance account immediately through earnings. The amendments are adopted through a cumulative effect adjustment to the beginning balance of retained earnings as of the first reporting period in which the amendments are effective. Early adoption was permitted for annual periods beginning after December 15, 2018, and interim periods therein.

January 1, 2020

The adoption of this standard and related amendments resulted in the recognition of a cumulative effect decrease of $216 million, net of DAC, VOBA, DSI, DFEL and changes in other contract holder funds, after-tax, to retained earnings. The overall adjustment recorded our allowance for credit losses as of the date of adoption, primarily related to commercial and residential mortgage loans, as well as reinsurance recoverables. Upon adoption of the standard, the concept of other-than-temporary impairment (“OTTI”) no longer exists; however, our prior period presentation herein is reflective of OTTI recorded in those periods.

ASU 2019-04, Codification Improvements to Topic 326, Financial Instruments – Credit Losses, Topic 815, Derivatives and Hedging and Topic 825, Financial Instruments

These amendments clarify the measurement, recognition and presentation of the allowance for credit losses on accrued interest receivable balances; the inclusion of recoveries when estimating the allowance for credit losses; the inclusion of all ASC Topic 944 – Financial Services – Insurance reinsurance recoverables within the scope of ASC 326-20; and provide additional targeted clarifications on the calculation of the allowance for credit losses.

These amendments also make targeted clarifications to ASC Topics 815 and 825. Early adoption was permitted.

January 1, 2020

Our adoption of ASU 2016-13 and related amendments is discussed above. The adoption of the remainder of this guidance did not have a material impact on our consolidated financial condition and results of operations.

Standard	Description	Effective Date	Effect on Financial Statements or Other Significant Matters
ASU 2019-05, Financial Instruments – Credit Losses (Topic 326): Targeted Transition Relief

The amendments provide entities that have certain instruments within the scope of Subtopic 326-20, Financial Instruments – Credit Losses – Measured at Amortized Cost, with an option to irrevocably elect the fair value option in Subtopic 825-10, Financial Instruments – Overall, applied on an instrument-by-instrument basis for eligible instruments, upon adoption of ASC Topic 326.

January 1, 2020

We recognized a cumulative effect increase to retained earnings of $15 million, after-tax, by electing the fair value option for certain mortgage loans in connection with our adoption of ASC Topic 326.

ASU 2020-04, Reference Rate Reform (Topic 848)

The amendments in this update provide optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. The amendments provide optional expedients and exceptions for applying GAAP to contracts, hedging relationships and other transactions impacted by reference rate reform. If certain criteria are met, an entity will not be required to remeasure or reassess contracts impacted by reference rate reform. Additionally, changes to the critical terms of a hedging relationship affected by reference rate reform will not require entities to de-designate the relationship if certain requirements are met. The expedients and exceptions provided by the amendments do not apply to contract modifications made and hedging relationships entered into or evaluated after December 31, 2022, with certain exceptions. The amendments are effective for contract modifications made between March 12, 2020, and December 31, 2022.

March 12, 2020 through December 31, 2022

This standard may be elected and applied prospectively as reference rate reform unfolds. We have begun our implementation and are currently evaluating the impact of this ASU on our consolidated financial condition and results of operations.

ASU 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts and related amendments

These amendments make changes to the accounting and reporting for long-duration contracts issued by an insurance entity that will significantly change how insurers account for long-duration contracts, including how they measure, recognize and make disclosures about insurance liabilities and DAC. Under this ASU, insurers will be required to review cash flow assumptions at least annually and update them if necessary. They also will have to make quarterly updates to the discount rate assumptions they use to measure the liability for future policyholder benefits. The ASU creates a new category of market risk benefits (i.e., features that protect the contract holder from capital market risk and expose the insurer to that risk) that insurers will have to measure at fair value. The ASU provides various transition methods by topic that entities may elect upon adoption. The ASU is currently effective January 1, 2023, and early adoption is permitted.

		January 1, 2023	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations.

3. Acquisition

On May 1, 2018, LNC and LNL completed the acquisition from Liberty Mutual Insurance Company of 100% of the capital stock of Liberty Life, an operator of a group benefits business (the “Liberty Group Business”) and an individual life and individual and group annuity business (the “Liberty Life Business”). The acquisition expanded the scale and capabilities of the Group Protection business while further diversifying the Company’s sources of earnings. Effective September 1, 2019, Liberty Life’s name was changed to Lincoln Life Assurance Company of Boston.

In connection with the acquisition and pursuant to the Master Transaction Agreement (“MTA”), dated January 18, 2018, which is filed as Exhibit 10.3 to this Form 10-K, Liberty Life sold the Liberty Life Business on May 1, 2018, by entering into reinsurance agreements and related ancillary documents (including administrative services agreements and transition services agreements) with Protective Life Insurance Company and its wholly-owned subsidiary, Protective Life and Annuity Insurance Company (together with Protective Life Insurance Company, “Protective”), providing for the reinsurance and administration of the Liberty Life Business.

We recognized $85 million of acquisition-related costs, pre-tax, for the year ended December 31, 2018. These costs were included in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Since the acquisition date of May 1, 2018, the revenues and net income of the business acquired have been included in our Consolidated Statements of Comprehensive Income (Loss) in the Group Protection segment and were $1.5 billion and $36 million, respectively, for the period ended December 31, 2018.

4. Variable Interest Entities

Unconsolidated VIEs

Reinsurance Related Notes

Effective October 1, 2017, our captive reinsurance subsidiary, the Lincoln Reinsurance Company of Vermont VI, restructured the $275 million, long-term surplus note which was originally issued to a non-affiliated VIE in October 2015 in exchange for two corporate bond AFS securities of like principal and duration. The activities of the VIE are primarily to acquire, hold and issue notes and loans and to pay and collect interest on the notes and loans. The outstanding principal balance of the long-term surplus note is variable in nature; moving concurrently with any variability in the face amount of the corporate bond AFS securities. We have concluded that we are not the primary beneficiary of the non-affiliated VIE because we do not have power over the activities that most significantly affect its economic performance. As of December 31, 2020, the principal balance of the long-term surplus note was zero and we do not currently have any exposure to this VIE.

Structured Securities

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager. These structured securities include our ABS, RMBS and CMBS. We have not provided financial or other support with respect to these VIEs other than our original investment. We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits. Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments. We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets. For information about these structured securities, see Note 5.

Limited Partnerships and Limited Liability Companies

We invest in certain LPs and limited liability companies (“LLCs”), including qualified affordable housing projects, that we have concluded are VIEs. We do not hold any substantive kick-out or participation rights in the LPs and LLCs, and we do not receive any performance fees or decision maker fees from the LPs and LLCs. Based on our analysis of the LPs and LLCs, we are not the primary beneficiary of the VIEs as we do not have the power to direct the most significant activities of the LPs and LLCs.

The carrying amounts of our investments in the LPs and LLCs are recognized in other investments on our Consolidated Balance Sheets and were $2.1 billion and $1.9 billion as of December 31, 2020 and 2019, respectively. Included in these carrying amounts are our investments in qualified affordable housing projects, which were $7 million and $13 million as of December 31, 2020 and 2019, respectively. We do not have any contingent commitments to provide additional capital funding to these qualified affordable housing projects. We receive returns from these qualified affordable housing projects in the form of income tax credits and other tax benefits, which are recognized in federal income tax expense (benefit) on our Consolidated Statements of Comprehensive Income (Loss) and were $1 million and $2 million for the years ended December 31, 2020 and 2019, respectively.

Our exposure to loss is limited to the capital we invest in the LPs and LLCs, and there have been no indicators of impairment that would require us to recognize an impairment loss related to the LPs and LLCs as of December 31, 2020.

5. Investments

Fixed Maturity AFS Securities

In 2020, we adopted ASU 2016-13, which resulted in a new recognition and measurement of credit losses on most financial assets. See Note 2 for additional information.

The amortized cost, gross unrealized gains, losses, allowance for credit losses and fair value of fixed maturity AFS securities (in millions) were as follows:

	As of December 31, 2020
				Allowance
	Amortized	Gross Unrealized		for Credit	Fair
	Cost	Gains	Losses	Losses	Value
Fixed maturity AFS securities:
Corporate bonds	$85,625	$15,947	$136	$12	$101,424
U.S. government bonds	369	81	1	-	449
State and municipal bonds	5,145	1,517	-	-	6,662
Foreign government bonds	380	86	1	-	465
RMBS	2,551	289	1	1	2,838
CMBS	1,380	115	-	-	1,495
ABS	7,035	158	15	-	7,178
Hybrid and redeemable preferred securities	536	94	30	-	600
Total fixed maturity AFS securities	$103,021	$18,287	$184	$13	$121,111

The amortized cost, gross unrealized gains, losses, OTTI and fair value of fixed maturity AFS securities (in millions) were as follows:

	As of December 31, 2019
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity AFS securities:
Corporate bonds	$78,875	$9,071	$172	$(5)	$87,779
U.S. government bonds	355	48	-	-	403
State and municipal bonds	4,605	1,087	7	-	5,685
Foreign government bonds	326	62	-	-	388
RMBS	2,820	179	9	(18)	3,008
CMBS	1,038	45	1	(1)	1,083
ABS	4,803	62	17	(35)	4,883
Hybrid and redeemable preferred securities	485	79	20	-	544
Total fixed maturity AFS securities	$93,307	$10,633	$226	$(59)	$103,773

(1)Prior to the adoption of ASU 2016-13, we recognized the OTTI attributed to noncredit factors as a separate component in OCI referred to as unrealized OTTI on fixed maturity AFS securities. This includes unrealized (gains) and losses on credit-impaired securities related to changes in the fair value of such securities subsequent to the impairment measurement date.

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2020, were as follows:

	Amortized	Fair
	Cost	Value
Due in one year or less	$3,324	$3,348
Due after one year through five years	14,953	15,954
Due after five years through ten years	19,428	21,924
Due after ten years	54,350	68,374
Subtotal	92,055	109,600
Structured securities (RMBS, CMBS, ABS)	10,966	11,511
Total fixed maturity AFS securities	$103,021	$121,111

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses of fixed maturity AFS securities (dollars in millions) for which an allowance for credit losses has not been recorded, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2020
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses (1)
Fixed maturity AFS securities:
Corporate bonds	$2,785	$85	$588	$51	$3,373	$136
U.S. government bonds	28	1	-	-	28	1
Foreign government bonds	57	1	-	-	57	1
RMBS	43	1	6	-	49	1
ABS	1,527	9	355	6	1,882	15
Hybrid and redeemable
preferred securities	112	13	96	17	208	30
Total fixed maturity AFS securities	$4,552	$110	$1,045	$74	$5,597	$184

Total number of fixed maturity AFS securities in an unrealized loss position						782

(1)We recognized $1 million of gross unrealized losses in OCI for fixed maturity AFS securities for which an allowance for credit losses has been recorded.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of fixed maturity AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2019
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity AFS securities:
Corporate bonds	$2,827	$44	$1,381	$131	$4,208	$175
State and municipal bonds	316	7	18	-	334	7
RMBS	471	9	15	-	486	9
CMBS	48	1	4	-	52	1
ABS	1,791	8	300	9	2,091	17
Hybrid and redeemable
preferred securities	29	1	102	19	131	20
Total fixed maturity AFS securities	$5,482	$70	$1,820	$159	$7,302	$229

Total number of fixed maturity AFS securities in an unrealized loss position						882

The fair value, gross unrealized losses (in millions) and number of fixed maturity AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2020
		Gross	Number
	Fair	Unrealized	of
	Value	Losses	Securities (1)
Less than six months	$63	$23	14
Six months or greater, but less than nine months	2	1	4
Nine months or greater, but less than twelve months	22	6	13
Twelve months or greater	30	11	20
Total	$117	$41	51

(1)We may reflect a security in more than one aging category based on various purchase dates.

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of fixed maturity AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2019
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$15	$5	$-	7
Six months or greater, but less than nine months	10	3	-	4
Twelve months or greater	130	74	-	31
Total	$155	$82	$-	42

(1)We may reflect a security in more than one aging category based on various purchase dates.

Our gross unrealized losses on fixed maturity AFS securities decreased by $45 million for the year ended December 31, 2020. As discussed further below, we believe the unrealized loss position as of December 31, 2020, did not require an impairment recognized in earnings as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; and (iii) the difference in the fair value compared to the amortized cost was due to factors other than credit loss. Based upon this evaluation as of December 31, 2020, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums, fee income and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our impaired securities.

As of December 31, 2020, the unrealized losses associated with our corporate bond, U.S. government bond, state and municipal bond and foreign government bond securities were attributable primarily to widening credit spreads and rising interest rates since purchase. We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost of each impaired security.

Credit ratings express opinions about the credit quality of a security. Securities rated investment grade (those rated BBB- or higher by S&P Global Ratings (“S&P”) or Baa3 or higher by Moody’s Investors Service (“Moody’s”)) are generally considered by the rating agencies and market participants to be low credit risk. As of December 31, 2020 and 2019, 96% of the fair value of our corporate bond portfolio was rated investment grade. As of December 31, 2020 and 2019, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $3.8 billion and $3.1 billion, respectively, and a fair value of $4.0 billion and $3.1 billion, respectively. Based upon the analysis discussed above, we believe that as of December 31, 2020 and 2019, we would have recovered the amortized cost of each corporate bond.

As of December 31, 2020, the unrealized losses associated with our MBS and ABS were attributable primarily to widening credit spreads and rising interest rates since purchase. We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost of each impaired security.

As of December 31, 2020, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each impaired security.

Credit Loss Impairment on Fixed Maturity AFS Securities

We regularly review our fixed maturity AFS securities for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require an allowance for credit losses. See Note 1 for a detailed discussion regarding our accounting policy relating to the allowance for credit losses on our fixed maturity AFS securities.

Changes in the allowance for credit losses on fixed maturity AFS securities (in millions), aggregated by investment category, were as follows:

	For the Year Ended December 31, 2020
	Corporate
	Bonds	RMBS	ABS	Total
Balance as of beginning-of-year	$-	$-	$-	$-
Additions for securities for which credit losses were not
previously recognized	40	1	1	42
Additions from purchases of PCD debt securities (1)	-	-	-	-
Additions (reductions) for securities for which credit losses
were previously recognized	(1)	-	(1)	(2)
Reductions for securities disposed	(15)	-	-	(15)
Reductions for securities charged-off	(12)	-	-	(12)
Balance as of end-of-year (2)	$12	$1	$-	$13

(1)Represents purchased credit-deteriorated (“PCD”) fixed maturity AFS securities.

(2)Accrued interest receivable on fixed maturity AFS securities totaled $1.0 billion as of December 31, 2020 and was excluded from the estimate of credit losses.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

	For the Years Ended
	December 31,
	2019	2018
Balance as of beginning-of-year	$337	$358
Increases attributable to:
Credit losses on securities for which an
OTTI was not previously recognized	13	5
Credit losses on securities for which an
OTTI was previously recognized	2	2
Decreases attributable to:
Securities sold, paid down or matured	(148)	(28)
Balance as of end-of-year	$204	$337

Trading Securities

Trading securities at fair value (in millions) consisted of the following:

	As of December 31,
	2020	2019
Fixed maturity securities:
Corporate bonds	$3,049	$2,877
U.S. government bonds	-	45
State and municipal bonds	28	16
Foreign government bonds	92	45
RMBS	131	169
CMBS	134	163
ABS	966	1,238
Hybrid and redeemable preferred securities	42	49
Total trading securities	$4,442	$4,602

The portion of the market adjustment for trading gains and losses recognized in realized gain (loss) that relate to trading securities still held as of December 31, 2020, 2019 and 2018, was $117 million, $225 million and $(55) million, respectively.

Mortgage Loans on Real Estate

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31, 2020			As of December 31, 2019
	Commercial	Residential	Total	Commercial	Residential	Total
Current	$16,162	$610	$16,772	$15,525	$659	$16,184
30 to 59 days past due	4	28	32	3	27	30
60 to 89 days past due	-	8	8	-	10	10
90 or more days past due	-	69	69	-	16	16
Allowance for credit losses	(186)	(17)	(203)	-	(2)	(2)
Unamortized premium (discount)	(14)	22	8	(17)	23	6
Mark-to-market gains (losses) (1)	(5)	-	(5)	-	-	-
Total carrying value	$15,961	$720	$16,681	$15,511	$733	$16,244

(1)Represents the mark-to-market on certain commercial mortgage loans on real estate for which we have elected the fair value option. See Note 21 for additional information.

Our commercial mortgage loan portfolio has the largest concentrations in California, which accounted for 24% of commercial mortgage loans on real estate as of December 31, 2020 and 2019, and Texas, which accounted for 10% and 11% of commercial mortgage loans on real estate as of December 31, 2020 and 2019, respectively.

Our residential mortgage loan portfolio has the largest concentrations in California, which accounted for 32% and 34% of residential mortgage loans on real estate as of December 31, 2020 and 2019, respectively, and Florida, which accounted for 18% and 20% of residential mortgage loans on real estate as of December 31, 2020 and 2019, respectively.

As of December 31, 2020 and 2019, we had 147 and 38 residential mortgage loans, respectively, that were either delinquent or in foreclosure.

For our commercial mortgage loans, there were four specifically identified impaired loans with an aggregate carrying value of $1 million as of December 31, 2020. There was one specifically identified impaired loan with a carrying value of less than $1 million as of December 31, 2019.

For our residential mortgage loans, there were 76 specifically identified impaired loans with an aggregate carrying value of $34 million as of December 31, 2020. There were four specifically identified impaired loans with an aggregate carrying value of $1 million as of December 31, 2019.

Additional information related to impaired mortgage loans on real estate (in millions) was as follows:

	For the Years Ended December 31,
	2020	2019	2018
Average carrying value for impaired mortgage loans on real estate	$21	$-	$5
Interest income recognized on impaired mortgage loans on real estate	-	-	1
Interest income collected on impaired mortgage loans on real estate	-	-	1

The amortized cost of mortgage loans on real estate on nonaccrual status (in millions) was as follows:

	As of December 31, 2020		As of January 1, 2020
	Nonaccrual		Nonaccrual
	with no		with no
	Allowance		Allowance
	for Credit		for Credit
	Losses	Nonaccrual	Losses	Nonaccrual
Commercial mortgage loans on real estate	$-	$-	$-	$-
Residential mortgage loans on real estate	-	71	-	17
Total	$-	$71	$-	$17

We use loan-to-value and debt-service coverage ratios as credit quality indicators for our commercial mortgage loans on real estate (dollars in millions) as follows:

	As of December 31, 2020			As of December 31, 2019
			Debt-			Debt-
			Service			Service
	Amortized	% of	Coverage	Amortized	% of	Coverage
Loan-to-Value Ratio	Cost	Total	Ratio	Cost	Total	Ratio
Less than 65%	$15,157	93.8%	2.36	$14,121	91.0%	2.35
65% to 74%	948	5.9%	1.69	1,389	9.0%	1.88
75% to 100%	47	0.3%	1.21	1	0.0%	1.09
Total	$16,152	100.0%		$15,511	100.0%

The amortized cost of commercial mortgage loans on real estate (in millions) by year of origination and credit quality indicator was as follows:

	As of December 31, 2020
		Debt-		Debt-		Debt-
		Service		Service		Service
	Less	Coverage	65%	Coverage	75%	Coverage
	than 65%	Ratio	to 74%	Ratio	to 100%	Ratio	Total
Origination Year
2020	$1,495	2.85	$32	1.52	$-	-	$1,527
2019	3,098	2.24	258	1.78	2	1.74	3,358
2018	2,379	2.16	182	1.49	15	0.71	2,576
2017	1,779	2.34	169	1.73	-	-	1,948
2016	1,711	2.37	174	1.56	22	1.58	1,907
2015 and prior	4,695	2.38	133	1.95	8	1.02	4,836
Total	$15,157		$948		$47		$16,152

We use loan performance status as the primary credit quality indicator for our residential mortgage loans on real estate (dollars in millions) as follows:

	As of December 31, 2020		As of December 31, 2019
	Amortized	% of	Amortized	% of
Performance Indicator	Cost	Total	Cost (1)	Total
Performing	$666	90.4%	$718	97.7%
Nonperforming	71	9.6%	17	2.3%
Total	$737	100.0%	$735	100.0%

(1)A valuation allowance of $2 million was established on residential mortgage loans on real estate as of December 31, 2019.

The amortized cost of residential mortgage loans on real estate (in millions) by year of origination and credit quality indicator was as follows:

	As of December 31, 2020
	Performing	Nonperforming	Total
Origination Year
2020	$176	$8	$184
2019	315	51	366
2018	175	12	187
2017	-	-	-
2016	-	-	-
2015 and prior	-	-	-
Total	$666	$71	$737

Credit Losses on Mortgage Loans on Real Estate

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to commercial mortgage loans, exclusive of certain mortgage loans held at fair value. See Note 1 for a detailed discussion regarding our accounting policy relating to the allowance for credit losses on our mortgage loans on real estate.

Changes in the allowance for credit losses on mortgage loans on real estate (in millions) were as follows:

	For the Year Ended December 31, 2020
	Commercial	Residential	Total
Balance as of beginning-of-year	$-	$2	$2
Impact of adopting ASU 2016-13	61	26	87
Additions from provision for credit loss expense (1)	177	10	187
Additions from purchases of PCD mortgage loans on real estate	-	-	-
Additions (reductions) for mortgage loans on real estate for which
credit losses were previously recognized (1)	(52)	(21)	(73)
Balance as of end-of-year (2)	$186	$17	$203

(1)Due to changes in economic projections driven by the impact of the COVID-19 pandemic, the provision for credit loss expense increased by $114 million for the year ended December 31, 2020. For the year ended December 31, 2020, we recognized $2 million of credit loss expense related to unfunded commitments for mortgage loans on real estate.

(2)Accrued interest receivable on mortgage loans on real estate totaled $48 million as of December 31, 2020 and was excluded from the estimate of credit losses.

Changes in the valuation allowance associated with impaired commercial mortgage loans on real estate (in millions) were as follows:

	For the Years Ended
	December 31,
	2019	2018

Balance as of beginning-of-year	$-	$3
Additions	-	-
Charge-offs, net of recoveries	-	(3)
Balance as of end-of-year	$-	$-

Alternative Investments

As of December 31, 2020 and 2019, alternative investments included investments in 270 and 256 different partnerships, respectively, and represented approximately 1% of total investments.

Net Investment Income

The major categories of net investment income (in millions) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2020	2019	2018
Fixed maturity AFS securities	$4,241	$4,214	$4,129
Trading securities	198	187	79
Equity securities	3	4	4
Mortgage loans on real estate	674	626	492
Real estate	1	1	1
Policy loans	124	128	122
Invested cash	13	33	23
Commercial mortgage loan prepayment
and bond make-whole premiums	78	115	78
Alternative investments	218	24	222
Consent fees	5	7	4
Other investments	42	27	24
Investment income	5,597	5,366	5,178
Investment expense	(333)	(404)	(334)
Net investment income	$5,264	$4,962	$4,844

Impairments on Fixed Maturity AFS Securities

Details underlying credit loss expense incurred as a result of impairments that were recognized in net income (loss) and included in realized gain (loss) on fixed maturity AFS securities (in millions) were as follows:

	For the Years Ended December 31,
	2020	2019	2018
Credit Loss Expense Recognized in Net Income (Loss) (1)
Fixed maturity AFS securities:
Corporate bonds	$(24)	$(13)	$(5)
RMBS	(1)	(1)	(1)
ABS	-	(1)	(1)
Gross credit loss expense recognized in net income (loss)	(25)	(15)	(7)
Associated amortization of DAC, VOBA, DSI and DFEL	1	-	-
Net credit loss expense recognized in net income (loss)	$(24)	$(15)	$(7)

(1)For the year ended December 31, 2020, we recognized credit loss expense incurred and write-downs taken as a result of impairments through net income (loss), pursuant to ASU 2016-13. For the years ended December 31, 2019 and 2018, prior to the adoption of ASU 2016-13, we recognized write-downs taken as a result of OTTI through net income (loss).

During the year ended December 31, 2019, we recorded $14 million of OTTI recognized in OCI. During the year ended December 31, 2018, we recorded no OTTI recognized in OCI.

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments included on our Consolidated Balance Sheets and the fair value of the related investments or collateral (in millions) consisted of the following:

	As of December 31, 2020		As of December 31, 2019
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Collateral payable for derivative investments (1)	$2,970	$2,970	$1,383	$1,383
Securities pledged under securities lending agreements (2)	115	112	114	110
Investments pledged for Federal Home Loan Bank of
Indianapolis (“FHLBI”) (3)	3,130	5,049	3,580	5,480
Total payables for collateral on investments	$6,215	$8,131	$5,077	$6,973

(1)We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash. See Note 6 for additional information.

(2)Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3)Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on our Consolidated Balance Sheets. The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate. The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

We have repurchase agreements through which we can obtain liquidity by pledging securities. The collateral requirements are generally 80% to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our repurchase program is typically invested in fixed maturity AFS securities. As of December 31, 2020 and 2019, we were not participating in any open repurchase agreements.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2020	2019	2018
Collateral payable for derivative investments	$1,587	$767	$(85)
Securities pledged under securities lending agreements	1	26	(134)
Securities pledged under repurchase agreements	-	(152)	(379)
Investments pledged for FHLBI	(450)	(350)	1,030
Total increase (decrease) in payables for collateral on investments	$1,138	$291	$432

We have elected not to offset our securities lending transactions in our financial statements. The remaining contractual maturities of securities lending transactions accounted for as secured borrowings (in millions) were as follows:

	As of December 31, 2020
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater Than 90 Days	Total
Securities Lending
Corporate bonds	$114	$-	$-	$-	$114
Foreign government bonds	1	-	-	-	1
Total gross secured borrowings	$115	$-	$-	$-	$115

	As of December 31, 2019
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater Than 90 Days	Total
Securities Lending
Corporate bonds	$114	$-	$-	$-	$114
Total gross secured borrowings	$114	$-	$-	$-	$114

We accept collateral in the form of securities in connection with repurchase agreements. In instances where we are permitted to sell or re-pledge the securities received, we report the fair value of the collateral received and a related obligation to return the collateral in the financial statements. In addition, we receive securities in connection with securities borrowing agreements that we are permitted to sell or re-pledge. As of December 31, 2020, the fair value of all collateral received that we are permitted to sell or re-pledge was $25 million, and we did not re-pledge any of this collateral to cover initial margin and over-the-counter collateral requirements on certain derivative investments as of December 31, 2020.

Investment Commitments

As of December 31, 2020, our investment commitments were $2.8 billion, which included $1.4 billion of LPs, $989 million of mortgage loans on real estate and $500 million of private placement securities.

Concentrations of Financial Instruments

As of December 31, 2020 and 2019, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $1.2 billion and $1.3 billion, respectively, or 1% of total investments, and our investments in securities issued by the White Chapel LLC with a fair value of $1.0 billion, or 1% of total investments and Federal National Mortgage Association with a fair value of $1.0 billion, or 1% of total investments, respectively. These concentrations include fixed maturity AFS, trading and equity securities.

As of December 31, 2020 and 2019, our most significant investments in one industry were our investments in securities in the financial services industry with a fair value of $21.7 billion and $18.2 billion, respectively, or 14% of total investments, and our investments in securities in the consumer non-cyclical industry with a fair value of $19.2 billion and $15.4 billion, respectively, or 13% and 12%, respectively, of total investments. These concentrations include fixed maturity AFS, trading and equity securities.

6. Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, basis risk and credit risk. We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees. The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments. See Note 21 for additional disclosures related to the fair value of our derivative instruments and Note 4 for derivative instruments related to our consolidated VIEs.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy. These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchases of certain assets.

We also use forward-starting interest rate swaps to hedge the interest rate exposure within our life products related to the forecasted purchases of certain assets.

Interest Rate Cap Corridors

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain life insurance products and annuity contracts. Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate. For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate. The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate. There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

Interest Rate Futures

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Interest Rate Swap Agreements

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges to hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the fair value of certain fixed maturity securities due to interest rate risks.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities or the anticipated future cash flows of floating-rate fixed maturity securities due to changes in interest rates. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy. These instruments are economic hedges unless otherwise noted and include:

Currency Futures

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products. Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

Foreign Currency Swaps

We use foreign currency swaps to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified exchange rate.

We also use foreign currency swaps designated and qualifying as cash flow hedges to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies.

Foreign Currency Forwards

We use foreign currency forwards to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency forward is a contractual agreement to exchange one currency for another at specified dates in the future at a specified current exchange rate.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500® Index and Other Indices

We use call options to hedge the liability exposure on certain options in variable annuity products.

Our indexed annuity and indexed universal life insurance (“IUL”) contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index or other indices. Contract holders may elect to rebalance index options at renewal dates. At the end of each indexed term, which can be up to six years, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Consumer Price Index Swaps

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products. Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

Equity Futures

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Put Options

We use put options to hedge the liability exposure on certain options in variable annuity products. Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

Total Return Swaps

We use total return swaps to hedge the liability exposure on certain options in variable annuity products.

In addition, we use total return swaps to hedge a portion of the liability related to our deferred compensation plans. We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

Credit Contracts

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

Credit Default Swaps – Buying Protection

We use credit default swaps to hedge the liability exposure on certain options in variable annuity products.

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counterparty at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Credit Default Swaps – Selling Protection

We use credit default swaps to hedge the liability exposure on certain options in variable annuity products.

We sell credit default swaps to offer credit protection to contract holders and investors. The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC (“benefit reserves”) and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“embedded derivative reserves”). We calculate the value of the benefit reserves and the embedded derivative reserves based on the specific characteristics of each GLB feature.

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs oﬀered in our variable annuity products, including products with guaranteed withdrawal benefit and guaranteed income benefit features. These GLB features are reinsured among various reinsurance counterparties on a coinsurance basis. We cede a portion of the GLB features to LNBAR, a wholly-owned subsidiary of LNC, on a funds withheld coinsurance basis. The funds withheld arrangement includes a dynamic hedging strategy designed to mitigate selected risks. Changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities hedge the income statement eﬀect of changes in embedded derivative GLB reserves assumed by LNBAR caused by those same factors. We rebalance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, these hedge positions may not be totally eﬀective in oﬀsetting changes in the embedded derivative reserve assumed by LNBAR due to, among other things, diﬀerences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-oﬀ. However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives, as well as the cash flow activity, to be reflected on LNBAR.

Indexed Annuity and IUL Contracts Embedded Derivatives

Our indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500® Index or other indices. Contract holders may elect to rebalance index options at renewal dates. At the end of each indexed term, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Reinsurance Related Embedded Derivatives

We have certain Modco and coinsurance with funds withheld reinsurance agreements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance agreements.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure. Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2020			As of December 31, 2019
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$964	$87	$11	$1,174	$108	$12
Foreign currency contracts (1)	3,089	147	151	2,874	191	51
Total cash flow hedges	4,053	234	162	4,048	299	63
Fair value hedges:
Interest rate contracts (1)	530	-	271	546	-	202
Non-Qualifying Hedges
Interest rate contracts (1)	135,434	1,587	159	112,921	1,082	219
Foreign currency contracts (1)	304	1	8	262	1	3
Equity market contracts (1)	74,300	3,486	1,952	43,283	1,442	664
Credit contracts (1)	51	-	-	55	-	-
Embedded derivatives:
GLB direct (2)	-	450	-	-	450	-
GLB ceded (2)	-	82	531	-	60	510
Reinsurance related (3)	-	-	540	-	-	375
Indexed annuity and IUL contracts (2) (4)	-	550	3,594	-	927	2,585
Total derivative instruments	$214,672	$6,390	$7,217	$161,115	$4,261	$4,621

(1)Reported in derivative investments and other liabilities on our Consolidated Balance Sheets.

(2)Reported in other assets and other liabilities on our Consolidated Balance Sheets.

(3)Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.

(4)Reported in future contract benefits on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2020
	Less Than	1 – 5	6 – 10	11 – 30	Over 30
	1 Year	Years	Years	Years	Years	Total
Interest rate contracts (1)	$14,052	$57,331	$29,217	$36,328	$-	$136,928
Foreign currency contracts (2)	227	411	1,062	1,693	-	3,393
Equity market contracts	40,716	19,445	5,831	12	8,296	74,300
Credit contracts	-	51	-	-	-	51
Total derivative instruments
with notional amounts	$54,995	$77,238	$36,110	$38,033	$8,296	$214,672

(1)As of December 31, 2020, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 30, 2022.

(2)As of December 31, 2020, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 17, 2050.

The following amounts (in millions) were recorded on the Consolidated Balance Sheets related to cumulative basis adjustments for fair value hedges:

Cumulative Fair Value
Hedging Adjustment
Included in the
	Amortized Cost of the		Amortized Cost of the
	Hedged		Hedged
	Assets / (Liabilities)		Assets / (Liabilities)
	As of	As of	As of	As of
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Line Item in the Consolidated Balance Sheets in
which the Hedged Item is Included
Fixed maturity AFS securities, at fair value	$824	$776	$271	$202

The change in our unrealized gain (loss) on derivative instruments within AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2020	2019	2018
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$181	$119	$27
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the period:
Cumulative effect from adoption of
new accounting standard	-	-	6
Cash flow hedges:
Interest rate contracts	(16)	73	(4)
Foreign currency contracts	93	108	44
Change in foreign currency exchange rate adjustment	(174)	(52)	111
Change in DAC, VOBA, DSI and DFEL	(23)	(5)	(14)
Income tax benefit (expense)	26	(26)	(29)
Less:
Reclassification adjustment for gains (losses)
included in net income (loss):
Cash flow hedges:
Interest rate contracts (1)	2	3	4
Foreign currency contracts (1)	56	35	27
Foreign currency contracts (2)	6	9	-
Associated amortization of DAC, VOBA, DSI and DFEL	(7)	(2)	(3)
Income tax benefit (expense)	(12)	(9)	(6)
Balance as of end-of-year	$42	$181	$119

(1)The OCI offset is reported within net investment income on our Consolidated Statements of Comprehensive Income (Loss).

(2)The OCI offset is reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The effects of qualifying and non-qualifying hedges (in millions) on the Consolidated Statements of Comprehensive Income (Loss) were as follows:

	Gain (Loss) Recognized in Income
	For the Years Ended December 31,
	2020		2019
	Realized	Net	Realized	Net
	Gain	Investment	Gain	Investment
	(Loss)	Income	(Loss)	Income
Total Line Items in which the Effects of
Fair Value or Cash Flow Hedges are Recorded	$(526)	$5,264	$(828)	$4,962

Qualifying Hedges
Gain or (loss) on fair value hedging relationships:
Interest rate contracts:
Hedged items	-	69	-	63
Derivatives designated as hedging instruments	-	(69)	-	(63)
Gain or (loss) on cash flow hedging relationships:
Interest rate contracts:
Amount of gain or (loss) reclassified from AOCI into income	-	2	-	3
Foreign currency contracts:
Amount of gain or (loss) reclassified from AOCI into income	6	56	9	35

Non-Qualifying Hedges
Interest rate contracts	1,287	-	982	-
Foreign currency contracts	(3)	-	(1)	-
Equity market contracts	971	-	(137)	-
Credit contracts	(6)	-	-	-
Embedded derivatives:
GLB	1	-	1	-
Reinsurance related	(241)	-	(626)	-
Indexed annuity and IUL contracts	(471)	-	(742)	-

The gains (losses) on derivative instruments (in millions) recorded within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

For the Year
Ended
December 31,
2018
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$4
Foreign currency contracts (1)	27
Total cash flow hedges	31
Fair value hedges:
Interest rate contracts (1)	(14)
Interest rate contracts (2)	37
Total fair value hedges	23
Non-Qualifying Hedges
Interest rate contracts (2)	(149)
Foreign currency contracts (2)	5
Equity market contracts (2)	445
Equity market contracts (3)	(17)
Embedded derivatives:
GLB(2)	(1)
Reinsurance related (2)	292
Indexed annuity and IUL contracts (2)	81
Total derivative instruments	$710

(1)Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

(2)Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

(3)Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Gains (losses) recognized as a component of OCI (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

For the Year
Ended
December 31,
2018
Offset to net investment income	$4
Offset to realized gain (loss)	27

As of December 31, 2020, $45 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months. This reclassification would be due primarily to interest rate variances related to our interest rate swap agreements.

For the years ended December 31, 2020 and 2019, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Information related to our credit default swaps for which we are the seller (dollars in millions) was as follows:

As of December 31, 2020
Credit
		Reason	Nature	Rating of	Number		Maximum
		for	of	Underlying	of	Fair	Potential
Credit Contract Type	Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
Basket credit default swaps	12/20/2025	(3)	(4)	BBB+	1	$1	$51

As of December 31, 2019
Credit
		Reason	Nature	Rating of	Number		Maximum
		for	of	Underlying	of	Fair	Potential
Credit Contract Type	Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
Basket credit default swaps	12/20/2024	(3)	(4)	BBB+	1	$1	$55

(1)Represents average credit ratings based on the midpoint of the applicable ratings among Moody’s, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.

(2)Broker quotes are used to determine the market value of our credit default swaps.

(3)Credit default swaps were entered into in order to hedge the liability exposure on certain variable annuity products.

(4)Sellers do not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.

Details underlying the associated collateral of our credit default swaps for which we are the seller if credit risk-related contingent features were triggered (in millions) were as follows:

	As of	As of
	December 31,	December 31,
	2020	2019
Maximum potential payout	$51	$55
Less: Counterparty thresholds	-	-
Maximum collateral potentially required to post	$51	$55

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding. If these netting agreements were not in place, our counterparties would have been required to post $1 million of collateral as of December 31, 2020.

Credit Risk

We are exposed to credit losses in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR. The NPR is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure, less collateral held. As of December 31, 2020, the NPR adjustment was zero. The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement. We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, we and LLANY have agreed to maintain certain financial strength or claims-paying ratings. A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts. In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds. These thresholds vary by counterparty and credit rating. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. We did not have any exposure as of December 31, 2020 or 2019.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2020		As of December 31, 2019
	Collateral	Collateral	Collateral	Collateral
	Posted by	Posted by	Posted by	Posted by
S&P	Counter-	LNL	Counter-	LNL
Credit	Party	(Held by	Party	(Held by
Rating of	(Held by	Counter-	(Held by	Counter-
Counterparty	LNL)	Party)	LNL)	Party)

AA-	$1,232	$(7)	$441	$(22)
A+	1,112	(175)	549	(168)
A	53	-	36	-
A-	572	-	355	-
	$2,969	$(182)	$1,381	$(190)

Balance Sheet Offsetting

Information related to the effects of offsetting (in millions) was as follows:

	As of December 31, 2020
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$4,978	$1,082	$6,060
Gross amounts offset	(1,869)	-	(1,869)
Net amount of assets	3,109	1,082	4,191
Gross amounts not offset:
Cash collateral	(2,969)	-	(2,969)
Non-cash collateral	(56)	-	(56)
Net amount	$84	$1,082	$1,166

Financial Liabilities
Gross amount of recognized liabilities	$902	$4,665	$5,567
Gross amounts offset	(330)	-	(330)
Net amount of liabilities	572	4,665	5,237
Gross amounts not offset:
Cash collateral	(182)	-	(182)
Non-cash collateral	-	-	-
Net amount	$390	$4,665	$5,055

	As of December 31, 2019
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$2,619	$1,437	$4,056
Gross amounts offset	(708)	-	(708)
Net amount of assets	1,911	1,437	3,348
Gross amounts not offset:
Cash collateral	(1,381)	-	(1,381)
Non-cash collateral	(242)	-	(242)
Net amount	$288	$1,437	$1,725

Financial Liabilities
Gross amount of recognized liabilities	$771	$3,470	$4,241
Gross amounts offset	(15)	-	(15)
Net amount of liabilities	756	3,470	4,226
Gross amounts not offset:
Cash collateral	(190)	-	(190)
Non-cash collateral	-	-	-
Net amount	$566	$3,470	$4,036

7. Federal Income Taxes

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

	For the Years Ended December 31,
	2020	2019	2018
Current	$(59)	$175	$179
Deferred	3	(212)	78
Federal income tax expense (benefit)	$(56)	$(37)	$257

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2020	2019	2018
Income (loss) before taxes	$535	$577	$1,830
Federal statutory rate	21%	21%	21%
Federal income tax expense (benefit) at federal statutory rate	112	121	384
Effect of:
Tax-preferred investment income (1)	(98)	(99)	(87)
Tax credits	(39)	(40)	(39)
Excess tax benefits from stock-based compensation	2	(6)	(3)
Tax impact associated with the Tax Cuts and Jobs Act (2)	(37)	(16)	3
Other items	4	3	(1)
Federal income tax expense (benefit)	$(56)	$(37)	$257
Effective tax rate	-10%	-6%	14%

(1)Relates primarily to separate account dividends eligible for the dividends-received deduction.

(2)In 2018, we recognized a $3 million tax expense from the impact of the reduced federal statutory rate under the Tax Cuts and Jobs Act (the “Tax Act”) on our adoption of an Internal Revenue Service pronouncement related to variable annuity contracts. In 2019, we recognized a $16 million tax benefit from the impact of the reduced corporate tax rate under the Tax Act on our election to revalue policyholder tax reserves. In 2020, we recognized a $37 million tax benefit attributable to the carry back of a 2020 net operating loss under the provisions of the Coronavirus Aid, Relief, and Economic Security Act, which provides for a five-year carryback period.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2020	2019
Current	$381	$255
Deferred	(3,422)	(2,605)
Total federal income tax asset (liability)	$(3,041)	$(2,350)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2020	2019
Deferred Tax Assets
Future contract benefits and other contract holder funds	$2,262	$527
Reinsurance related embedded derivative asset	113	79
Compensation and benefit plans	163	135
Intangibles	27	26
Net operating losses	218	216
Other	5	14
Total deferred tax assets	$2,788	$997
Deferred Tax Liabilities
DAC	$418	$854
VOBA	165	191
Net unrealized gain on fixed maturity AFS securities	3,836	2,216
Net unrealized gain on trading securities	88	70
Investment activity	1,299	154
Other	404	117
Total deferred tax liabilities	$6,210	$3,602
Net deferred tax asset (liability)	$(3,422)	$(2,605)

As of December 31, 2020, we have $1.0 billion of net operating losses to carry forward to future years. The net operating losses arose in tax year 2018, and under the Tax Act changes, have an unlimited carryforward period. As a result, management believes that it is more likely than not that the deferred tax asset associated with the loss carryforwards will be realized. Inclusive of the tax attribute for the net operating losses, although realization is not assured, management believes that it is more likely than not that we will realize the benefits of all of our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities. With few exceptions for limited scope review, we are no longer subject to U.S. federal examinations for years before 2017. In the first quarter of 2021, the Internal Revenue Service commenced an examination of our refund claims for 2014 and 2015 that is anticipated to be completed by the end of 2021. We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact us.

A reconciliation of the unrecognized tax benefits (in millions) was as follows:

	For the Years Ended
	December 31,
	2020	2019
Balance as of beginning-of-year	$41	$12
Increases for prior year tax positions	2	29
Balance as of end-of-year	$43	$41

As of December 31, 2020 and 2019, $43 million and $41 million, respectively, of our unrecognized tax benefits presented above, if recognized, would have affected our federal income tax expense (benefit) and our effective tax rate. We anticipate that it is reasonably possible that unrecognized tax benefits will decrease by $9 million by the end of 2021.

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. For the years ended December 31, 2020, 2019 and 2018, we recognized no interest and penalty expense (benefit), and there was no accrued interest and penalty expense related to the unrecognized tax benefits as of December 31, 2020 and 2019.

8. DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	For the Years Ended December 31,
	2020	2019	2018
Balance as of beginning-of-year	$7,418	$9,509	$7,909
Cumulative effect from adoption of new accounting
standard	5	-	-
Business acquired (sold) through reinsurance	(26)	-	(246)
Business recaptured through reinsurance	-	59	-
Deferrals	1,427	1,900	1,596
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(811)	(922)	(913)
Unlocking	(211)	(471)	(115)
Adjustment related to realized (gains) losses	(35)	(43)	(42)
Adjustment related to unrealized (gains) losses	(2,177)	(2,614)	1,320
Balance as of end-of-year	$5,590	$7,418	$9,509

Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2020	2019	2018
Balance as of beginning-of-year	$327	$799	$499
Business acquired (sold) through reinsurance	-	-	(11)
Business acquired	-	-	30
Deferrals	3	6	7
Amortization:
Amortization, excluding unlocking	(107)	(115)	(127)
Unlocking	(201)	143	(60)
Accretion of interest (1)	44	45	48
Adjustment related to realized (gains) losses	-	(1)	(2)
Adjustment related to unrealized (gains) losses	168	(550)	415
Balance as of end-of-year	$234	$327	$799

(1)The interest accrual rates utilized to calculate the accretion of interest ranged from 4.2% to 6.9%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2020, was as follows:

2021	$67
2022	65
2023	64
2024	59
2025	52

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2020	2019	2018
Balance as of beginning-of-year	$281	$298	$287
Business acquired (sold) through reinsurance	-	-	(21)
Deferrals	7	26	48
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(20)	(28)	(28)
Unlocking	(1)	(3)	-
Adjustment related to realized (gains) losses	(2)	(2)	(1)
Adjustment related to unrealized (gains) losses	(6)	(10)	13
Balance as of end-of-year	$259	$281	$298

Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2020	2019	2018
Balance as of beginning-of-year	$646	$2,763	$1,429
Cumulative effect from adoption of new accounting
standard	4	-	-
Business recaptured through reinsurance	-	5	-
Deferrals	1,002	1,092	874
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(529)	(533)	(474)
Unlocking	(275)	(426)	(52)
Adjustment related to realized (gains) losses	16	(11)	(19)
Adjustment related to unrealized (gains) losses	(468)	(2,244)	1,005
Balance as of end-of-year	$396	$646	$2,763

9. Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance agreements with Protective and Swiss Re Life & Health America, Inc. (“Swiss Re”):

	For the Years Ended December 31,
	2020	2019	2018
Direct insurance premiums and fee income	$13,159	$13,347	$11,882
Reinsurance assumed	101	97	96
Reinsurance ceded	(2,018)	(1,920)	(1,883)
Total insurance premiums and fee income	$11,242	$11,524	$10,095

Direct insurance benefits	$10,497	$9,482	$8,513
Reinsurance recoveries netted against benefits	(2,447)	(1,897)	(2,369)
Total benefits	$8,050	$7,585	$6,144

We and our insurance subsidiaries cede insurance to other companies. The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management. Reinsurance does not discharge us from our primary obligation to contract holders for losses incurred under the policies we issue. We evaluate each reinsurance agreement to determine whether the agreement provides indemnification against loss or liability. As discussed in Note 25, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2020, the policy for our reinsurance program was to retain up to $20 million on a single insured life. As the amount we retain varies by policy, we reinsured 17% of the mortality risk on newly issued life insurance contracts in 2020.

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers. Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers and LNBAR. The amounts recoverable from reinsurers were $18.8 billion and $19.2 billion as of December 31, 2020 and 2019, respectively.

Protective represents our largest reinsurance exposure following the sale of the Liberty Life Business as discussed in Note 3, which resulted in amounts recoverable from Protective of $11.3 billion and $11.8 billion as of December 31, 2020 and 2019, respectively. Protective has funded trusts, of which the balance in the trusts changes as a result of ongoing reinsurance activity, to support the business ceded, which totaled $15.2 billion and $14.7 billion as of December 31, 2020 and 2019, respectively.

Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions. As such, Swiss Re reinsured certain liabilities and obligations under the indemnity reinsurance agreements. As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $1.2 billion and $1.3 billion as of December 31, 2020 and 2019, respectively. Swiss Re has funded a trust, with a balance of $1.2 billion as of December 31, 2020, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans. Our liabilities for funds withheld and embedded derivatives as of December 31, 2020, included $151 million and $35 million, respectively, related to the business sold to Swiss Re. In addition, the amounts recoverable from LNBAR were $2.7 billion and $2.4 billion as of December 31, 2020 and 2019, respectively. LNBAR has funded trusts to support the business ceded of which the balance in the trusts changes as a result of ongoing reinsurance activity and totaled $3.2 billion as of December 31, 2020.

Adoption of ASU 2016-13

In 2020, we adopted ASU 2016-13, which resulted in a new recognition and measurement of credit losses on most financial assets. We established a credit loss allowance of $190 million as of January 1, 2020, for reinsurance-related assets for the risk of credit losses inherent in reinsurance transactions. During 2020, there have not been any changes to the credit loss allowance that would be material to our financial statements. See Note 2 for additional information. See Note 1 for a detailed discussion regarding our accounting policy relating to the allowance for credit losses on our reinsurance-related assets.

Modco Agreements

Some portions of our annuity business have been reinsured on a Modco basis with other companies. In a Modco agreement, we as the ceding company retain the reserves, as well as the assets backing those reserves, and the reinsurer shares proportionally in all financial terms of the reinsured policies based on their respective percentage of the risk. Effective October 1, 2018, we entered into one such Modco agreement with Athene to reinsure fixed and fixed indexed annuity products, which resulted in a deposit asset of $5.8 billion and $6.6 billion as of December 31, 2020 and 2019, respectively, within other assets on our Consolidated Balance Sheets. We held assets in support of reserves associated with the transaction in a Modco investment portfolio, which consisted of the following (in millions):

	As of	As of
	December 31,	December 31,
	2020	2019
Fixed maturity AFS securities	$1,531	$2,308
Trading securities	3,357	3,534
Equity securities	17	14
Mortgage loans on real estate	832	698
Derivative investments	103	130
Other investments	167	94
Cash and invested cash	92	62
Accrued investment income	42	57
Other assets	3	-
Total	$6,144	$6,897

In addition, the portfolio was supported by $185 million of over-collateralization and a $170 million letter of credit as of December 31, 2020. As described in Note 1, we recorded a deferred gain on business sold through reinsurance related to the transaction with Athene and amortized $29 million, $30 million and $8 million of the gain during 2020, 2019 and 2018, respectively.

See “Realized Gain (Loss)” in Note 16 for information on reinsurance related embedded derivatives.

10. Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

	For the Year Ended December 31, 2020
	Gross	Accumulated
	Goodwill	Impairment			Net
	as of	as of	Acquisition		Goodwill
	Beginning-	Beginning-	Accounting		as of End-
	of-Year	of-Year	Adjustments	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$-	$440
Retirement Plan Services	20	-	-	-	20
Life Insurance	2,186	(1,552)	-	-	634
Group Protection	684	-	-	-	684
Total goodwill	$3,930	$(2,152)	$-	$-	$1,778

	For the Year Ended December 31, 2019
	Gross	Accumulated
	Goodwill	Impairment			Net
	as of	as of	Acquisition		Goodwill
	Beginning-	Beginning-	Accounting		as of End-
	of-Year	of-Year	Adjustments	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$-	$440
Retirement Plan Services	20	-	-	-	20
Life Insurance	2,186	(1,552)	-	-	634
Group Protection	688	-	(4)	-	684
Total goodwill	$3,934	$(2,152)	$(4)	$-	$1,778

The fair values of our reporting units (Level 3 fair value estimates) are comprised of the value of in-force (i.e., existing) business and the value of new business. Specifically, new business is representative of cash flows and profitability associated with policies or contracts we expect to issue in the future, reflecting our forecasts of future sales volume and product mix over a 10-year period. To determine the values of in-force and new business, we use a discounted cash flows technique that applies a discount rate reflecting the market expected, weighted-average rate of return adjusted for the risk factors associated with operations to the projected future cash flows for each reporting unit.

As of October 1, 2020 and 2019, we performed our annual quantitative goodwill impairment test for our reporting units, and, as of each such date, the fair value was in excess of each reporting unit’s carrying value for Annuities, Retirement Plan Services, Life Insurance and Group Protection.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2020		As of December 31, 2019
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Retirement Plan Services:
Mutual fund contract rights (1)	$5	$-	$5	$-
Life Insurance:
Sales force	100	59	100	55
Group Protection:
VOCRA	576	55	576	25
VODA	31	5	31	2
Insurance licenses (1)	3	-	3	-
Total	$715	$119	$715	$82

(1)No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2020, was as follows:

2021	$37
2022	37
2023	37
2024	37
2025	37
Thereafter	403

11. Guaranteed Benefit Features

Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2020 (1)	2019 (1)
Return of Net Deposits
Total account value	$109,856	$101,601
Net amount at risk (2)	72	71
Average attained age of contract holders	66 years	65 years

Minimum Return
Total account value	$100	$92
Net amount at risk (2)	12	13
Average attained age of contract holders	78 years	77 years
Guaranteed minimum return	5%	5%

Anniversary Contract Value
Total account value	$27,650	$25,763
Net amount at risk (2)	390	384
Average attained age of contract holders	72 years	71 years

(1)Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

(2)Represents the amount of death benefit in excess of the account balance that is subject to market fluctuations.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

	For the Years Ended December 31,
	2020	2019	2018
Balance as of beginning-of-year	$117	$161	$100
Changes in reserves	30	(24)	77
Benefits paid	(26)	(20)	(16)
Balance as of end-of-year	$121	$117	$161

Variable Annuity Contracts

Account balances of variable annuity contracts, including those with guarantees, (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2020	2019
Asset Type
Domestic equity	$70,362	$64,093
International equity	20,855	19,852
Fixed income	43,521	41,405
Total	$134,738	$125,350

Percent of total variable annuity separate account values	98%	98%

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment. Reserves on UL and VUL products with secondary guarantees represented 37% and 35% of total life insurance in-force reserves as of December 31, 2020 and 2019, respectively. UL and VUL products with secondary guarantees represented 31%, 27% and 36% of total life insurance sales for the years ended December 31, 2020, 2019 and 2018, respectively.

12. Liability for Unpaid Claims

The liability for unpaid claims consists primarily of long-term disability claims and is reported in future contract benefits on our Consolidated Balance Sheets. Changes in the liability for unpaid claims (in millions) were as follows:

	For the Years Ended December 31,
	2020	2019	2018
Balance as of beginning-of-year	$5,552	$5,335	$2,222
Reinsurance recoverable	152	143	57
Net balance as of beginning-of-year	5,400	5,192	2,165
Business acquired (1)	-	-	2,842
Incurred related to:
Current year	3,517	3,193	2,531
Prior years:
Interest	148	151	120
All other incurred (2)	(209)	(308)	(208)
Total incurred	3,456	3,036	2,443
Paid related to:
Current year	(1,707)	(1,518)	(1,197)
Prior years	(1,366)	(1,310)	(1,061)
Total paid	(3,073)	(2,828)	(2,258)
Net balance as of end-of-year	5,783	5,400	5,192
Reinsurance recoverable	151	152	143
Balance as of end-of-year	$5,934	$5,552	$5,335

(1)Represents acquired group life and disability reserves, net, as of May 1, 2018. See Note 3 for additional information.

(2)All other incurred is primarily impacted by the level of claim resolutions in the period compared to that which is expected by the reserve assumption. A negative number implies a favorable result where claim resolutions were more favorable than assumed. Our claim resolution rate assumption used in determining reserves is our expectation of the resolution rate we will experience over the long-term life of the block of claims. It will vary from actual experience in any one period, both favorably and unfavorably.

The interest rate assumption used for discounting long-term claim reserves is an important part of the reserving process due to the long benefit period for these claims. Interest accrued on prior years’ reserves has been calculated on the opening reserve balance less one-half of the prior years’ incurred claim payments at our average reserve discount rate.

Long-term disability benefits may extend for many years, and claim development schedules do not reflect these longer benefit periods. As a result, we use longer term retrospective runoff studies, experience studies and prospective studies to develop our liability estimates. Long-term disability reserves are discounted using rates ranging from 2.75% to 5%. The discount rates vary by year of claim incurral.

13. Short-Term and Long-Term Debt

Details underlying short-term and long-term debt (in millions) were as follows:

	As of December 31,
	2020	2019
Short-Term Debt
Short-term debt (1)	$497	$609

Long-Term Debt, Excluding Current Portion
9.76% surplus note, due 2024	$50	$50
6.56% surplus note, due 2028	500	500
LIBOR + 111 bps surplus note, due 2028	71	71
LIBOR + 226 bps surplus note, due 2028	611	613
6.03% surplus note, due 2028	750	750
LIBOR + 200 bps surplus note, due 2035	30	30
LIBOR + 155 bps surplus note, due 2037	25	25
4.20% surplus note, due 2037	50	50
LIBOR + 100 bps surplus note, due 2037	254	284
4.225% surplus note, due 2037	28	28
4.00% surplus note, due 2037	30	-
4.50% surplus note, due 2038	13	13
Total long-term debt	$2,412	$2,414

(1)The short-term debt represents short-term notes payable to LNC.

Future principal payments due on long-term debt (in millions) as of December 31, 2020, were as follows:

2021	$-
2022	-
2023	-
2024	50
2025	-
Thereafter	2,362
Total	$2,412

We issued a surplus note of $50 million to LNC in 1994. The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%. Subject to approval by the Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note of $500 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Commissioner.

On October 1, 2013, we issued a surplus note of $71 million to LNC. The note calls for us to pay the principal amount of the note on or before September 24, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 111 bps. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On December 17, 2013, we issued a variable surplus note to a wholly-owned subsidiary of LNC with an initial outstanding principal amount of $287 million. The outstanding principal amount as of December 31, 2020, was $611 million. The note calls for us to pay the principal amount of the note on or before October 1, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 226 bps.

We issued a surplus note of $750 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Commissioner.

On October 1, 2015, we issued a surplus note of $30 million to LNC. The note calls for us to pay the principal amount of the note on or before September 28, 2035, and interest to be paid quarterly at an annual rate of LIBOR + 200 bps. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On July 1, 2017, we issued a surplus note of $25 million to LNC. The note calls for us to pay the principal amount of the note on or before June 30, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 155 bps. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On October 1, 2017, we issued a surplus note of $50 million to LNC. The note calls for us to pay the principal amount of the note on or before July 1, 2037, and interest to be paid quarterly at an annual rate of 4.20%. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On October 9, 2007, we issued a surplus note of $375 million that LNC has held effective December 31, 2008. The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 100 bps. On June 15, 2017, the surplus note was amended to include repayment terms stating subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest. The outstanding principal amount as of December 31, 2020, was $254 million due to executing our right to repay the surplus note in part to LNC.

On July 1, 2018, we issued a surplus note of $13 million to LNC. The note calls for us to pay the principal amount of the note on or before June 30, 2038, and interest to be paid quarterly at an annual rate of 4.50%. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On July 1, 2019, we issued a surplus note of $28 million to LNC. The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of 4.225%. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On March 31, 2020, we issued a surplus note of $30 million to LNC. The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of 4.00%. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

Credit Facilities

Credit facilities, which allow for borrowing or issuances of letters of credit (“LOCs”), (in millions) were as follows:

		As of December 31, 2020
	Expiration	Maximum	LOCs
	Date	Available	Issued
Credit Facilities
Five-year revolving credit facility	July 31, 2024	$2,250	$213
LOC facility (1)	August 26, 2031	990	943
LOC facility (1)	October 1, 2031	954	954
Total		$4,194	$2,110

(1)Our wholly-owned subsidiaries entered into irrevocable LOC facility agreements with third-party lenders supporting inter-company reinsurance agreements.

On July 31, 2019, LNC refinanced its existing credit facility with a syndicate of banks. This facility (the “credit facility”) allows for the issuance of LOCs and borrowing of up to $2.25 billion. The credit facility is unsecured and has a commitment termination date of July 31, 2024. The LOCs under the credit facility are used primarily to satisfy reserve credit requirements of (i) LNL and LNC’s other domestic insurance companies for which reserve credit is provided by our captive reinsurance subsidiaries and LNBAR and (ii) certain ceding companies of our legacy reinsurance business.

The credit agreement governing the credit facility contains or includes:

●Customary terms and conditions, including covenants restricting the ability of LNC and its subsidiaries to incur liens and the ability of LNC to merge or consolidate with another entity where it is not the surviving entity and dispose of all or substantially all of its assets;

●Financial covenants including maintenance by LNC of a minimum consolidated net worth (as defined in the credit agreement) equal to the sum of $10.6 billion plus 50% of the aggregate net proceeds of equity issuances received by LNC or any of its subsidiaries as set forth in the credit agreement; and a debt-to-capital ratio as defined in accordance with the credit facility not to exceed 0.35 to 1.00;

●A cap on LNC’s secured non-operating indebtedness and non-operating indebtedness of LNC’s subsidiaries equal to 7.5% of total capitalization, as defined in accordance with the credit agreement; and

●Customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default.

Upon an event of default, the credit agreement provides that, among other things, the commitments may be terminated and the loans then outstanding may be declared due and payable. As of December 31, 2020, LNC was in compliance with all such covenants.

Our LOC facility agreements each contain customary terms and conditions, including early termination fees, covenants restricting the ability of the subsidiaries to incur liens, merge or consolidate with another entity and dispose of all or substantially all of their assets. Upon an event of early termination, the agreements require the immediate payment of all or a portion of the present value of the future LOC fees that would have otherwise been paid. Further, the agreements contain customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default. The events of default include payment defaults, covenant defaults, material inaccuracies in representations and warranties, bankruptcy and liquidation proceedings and other customary defaults. Upon an event of default, the agreements provide that, among other things, obligations to issue, amend or increase the amount of any LOC shall be terminated and any obligations shall become immediately due and payable. As of December 31, 2020, we were in compliance with all such covenants.

14. Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisers and unclaimed property laws.

LNL and its affiliates are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2020. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL’s financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss. For such matters in which a loss is probable, an accrual has been made. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. Accordingly, the estimate contained in this paragraph reflects two types of matters. For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued. In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount. For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable. In these cases, the estimate reflects the reasonably possible loss or range of loss. As of December 31, 2020, we estimate the aggregate range of reasonably possible losses, including amounts in excess of amounts accrued for these matters as of such date, to be up to approximately $90 million. Any estimate is not an indication of expected loss, if any, or of the Company’s maximum possible loss exposure on such matters.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss. We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts and the progress of settlement negotiations. On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Certain reinsurers have sought rate increases on certain yearly renewable term agreements. We are disputing the requested rate increases under these agreements. We will initiate arbitration proceedings, as necessary, under these agreements in order to protect our contractual rights. Additionally, reinsurers have initiated, and may in the future initiate, arbitration proceedings against us. We believe it is unlikely the outcome of these disputes will have a material adverse effect on our financial condition. For more information about reinsurance, see Note 9.

Cost of Insurance Litigation

Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company, filed in the U.S. District Court for the District of Connecticut, No. 3:16-cv-00827, is a putative class action that was served on LNL on June 8, 2016. Plaintiff is the owner of a universal life insurance policy who alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy. Plaintiff seeks to represent all universal life and variable universal life policyholders who owned policies containing non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policy and seeks damages on behalf of all such policyholders. On January 11, 2019, the court dismissed Plaintiff’s complaint in its entirety. In response, Plaintiff filed a motion for leave to amend the complaint, which we have opposed.

Hanks v. Lincoln Life & Annuity Company of New York (“LLANY”) and Voya Retirement Insurance and Annuity Company (“Voya”), filed in the U.S. District Court for the Southern District of New York, No. 1:16-cv-6399, is a putative class action that was served on LLANY on August 12, 2016. Plaintiff owns a universal life policy originally issued by Aetna (now Voya) and alleges that (i) Voya breached the terms of the policy when it increased non-guaranteed cost of insurance rates on Plaintiff’s policy; and (ii) LLANY, as reinsurer and administrator of Plaintiff’s policy, engaged in wrongful conduct related to the cost of insurance increase and was unjustly enriched as a result. Plaintiff seeks to represent all owners of Aetna life insurance policies that were subject to non-guaranteed cost of insurance rate increases in 2016 and seeks damages on their behalf. On March 13, 2019, the court issued an order granting plaintiff’s motion for class certification for the breach of contract claim and denying such motion with respect to the unjust enrichment claim against LLANY, and, on September 12, 2019, the court issued an order approving the parties’ joint stipulation of dismissal with respect to the unjust enrichment claim and dismissed LLANY as a defendant in the case. In light of LLANY’s role as reinsurer and administrator under the 1998 coinsurance agreement with Aetna (now Voya), and of the parties’ rights and obligations thereunder, LLANY continues to be actively engaged in the defense of this case. On September 30, 2020, the court denied plaintiff’s motion for summary judgment and granted in part Voya’s motion for summary judgment. The court has not yet set a trial date, and we continue to vigorously defend this action.

EFG Bank AG, Cayman Branch, et al. v. The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:17-cv-02592, is a civil action filed on February 1, 2017. Plaintiffs own Legend Series universal life insurance policies originally issued by Jefferson-Pilot (now LNL). Plaintiffs allege that LNL breached the terms of policyholders’ contracts when it increased non-guaranteed cost of insurance rates beginning in 2016. We are vigorously defending this matter.

In re: Lincoln National COI Litigation, pending in the U.S. District Court for the Eastern District of Pennsylvania, Master File No. 2:16-cv-06605-GJP, is a consolidated litigation matter related to multiple putative class action filings that were consolidated by an order dated March 20, 2017. In addition to consolidating a number of existing matters, the order also covers any future cases filed in the same district related to the same subject matter. Plaintiffs own universal life insurance policies originally issued by Jefferson-Pilot (now LNL). Plaintiffs allege that LNL and LNC breached the terms of policyholders’ contracts by increasing non-guaranteed cost of insurance rates beginning in 2016. Plaintiffs seek to represent classes of policyowners and seek damages on their behalf. We are vigorously defending this matter.

In re: Lincoln National 2017 COI Rate Litigation, Master File No. 2:17-cv-04150 is a consolidated litigation matter related to multiple putative class action filings that were consolidated by an order of the court in March 2018. Plaintiffs own universal life insurance policies originally issued by former Jefferson-Pilot (now LNL). Plaintiffs allege that LNL and LNC breached the terms of policyholders’ contracts by increasing non-guaranteed cost of insurance rates beginning in 2017. Plaintiffs seek to represent classes of policyholders and seek damages on their behalf. We are vigorously defending this matter.

TVPX ARS INC., as Securities Intermediary for Consolidated Wealth Management, LTD. v. The Lincoln National Life Insurance Company, filed in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:18-cv-02989, is a putative class action that was filed on July 17, 2018.

Plaintiff alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy. Plaintiff seeks to represent all universal life and variable universal life policyholders who own policies issued by LNL or its predecessors containing non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policy and seeks damages on behalf of all such policyholders. We are vigorously defending this matter.

LSH Co. and Wells Fargo Bank, National Association, as securities intermediary for LSH Co. v. Lincoln National Corporation and The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:18-cv-05529, is a civil action filed on December 21, 2018. Plaintiffs own universal life insurance policies originally issued by Jefferson-Pilot (now LNL). Plaintiffs allege that LNL breached the terms of policyholders’ contracts when it increased non-guaranteed cost of insurance rates in 2016 and 2017. We are vigorously defending this matter.

Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:19-cv-06004, is a putative class action that was filed on June 27, 2019. Plaintiff alleges that LLANY charged more for non-guaranteed cost of insurance than was permitted by the policies. Plaintiff seeks to represent all current and former owners of universal life (including variable universal life) policies who own or owned policies issued by LLANY and its predecessors in interest that were in force at any time on or after June 27, 2013, and which contain non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policies. Plaintiff also seeks to represent a sub-class of such policyholders who own or owned “life insurance policies issued in the State of New York.” Plaintiff seeks damages on behalf of the policyholder class and sub-class. We are vigorously defending this matter.

Other Litigation

Andrew Nitkewicz v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:20-cv-06805, is a putative class action that was filed on August 24, 2020. Plaintiff Andrew Nitkewicz, as trustee of the Joan C. Lupe Trust, seeks to represent all current and former owners of universal life (including variable universal life) policies who own or owned policies issued by LLANY and its predecessors in interest that were in force at any time on or after June 27, 2013, and for which planned annual, semi-annual, or quarterly premiums were paid for any period beyond the end of the policy month of the insured’s death. Plaintiff alleges LLANY failed to refund unearned premium in violation of New York Insurance Law Section 3203(a)(2) in connection with the payment of death benefit claims for certain insurance policies. Plaintiff seeks compensatory damages and pre-judgment interest on behalf of the various classes and sub-class. We are vigorously defending this matter.

Commitments

Leases

As of December 31, 2020 and 2019, we recognized operating lease ROU assets of $162 million and $202 million, respectively, and associated lease liabilities of $170 million and $208 million, respectively. The weighted-average discount rate and remaining lease term were 3.1% and six years, respectively, as of December 31, 2020, and 3.2% and six years, respectively, as of December 31, 2019. Operating lease expense for the years ended December 31, 2020, 2019 and 2018, was $42 million, $46 million and $43 million, respectively, and reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

As of December 31, 2020 and 2019, the net book value of assets recorded as finance leases was $75 million and $128 million, respectively, and the associated accumulated amortization was $398 million and $345 million, respectively. These assets will continue to be amortized on a straight-line basis over the assets’ remaining lives. The weighted-average discount rate and remaining lease term were 2.2% and two years, respectively, as of December 31, 2020 and 2019.

Finance lease expense (in millions) was as follows:

	For the Years Ended
	December 31,
	2020	2019
Amortization of ROU assets (1)	$53	$67
Interest on lease liabilities (2)	6	13
Total	$59	$80

(1)Amortization of ROU assets is reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

(2)Interest on lease liabilities is reported in interest and debt expense on our Consolidated Statements of Comprehensive Income (Loss).

The table below presents cash flow information (in millions) related to leases:

	For the Years Ended
	December 31,
	2020	2019
Supplemental Cash Flow Information
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$43	$47
Financing cash flows from finance leases	53	96

Supplemental Non-cash Information
ROU assets obtained in exchange for new lease obligations:
Operating leases	$10	$78

Our future minimum lease payments (in millions) under non-cancellable leases as of December 31, 2020, were as follows:

	Operating	Finance
	Leases	Leases
2021	$42	$62
2022	37	72
2023	33	79
2024	27	17
2025	22	7
Thereafter	47	4
Total future minimum lease payments	208	241
Less: Amount representing interest	38	7
Present value of minimum lease payments	$170	$234

As of December 31, 2020, we had no leases that had not yet commenced.

Vulnerability from Concentrations

As of December 31, 2020, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition. For information on our investment and reinsurance concentrations, see Notes 5 and 9, respectively.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(9) million and $(13) million as of December 31, 2020 and 2019, respectively.

15. Shares and Stockholder’s Equity

All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2020	2019	2018
Unrealized Gain (Loss) on AFS Securities
Balance as of beginning-of-year	$5,637	$536	$3,283
Cumulative effect from adoption of new accounting standards	40	-	634
Unrealized holding gains (losses) arising during the year	7,585	8,856	(5,995)
Change in foreign currency exchange rate adjustment	180	46	(107)
Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds	(3,559)	(2,460)	1,748
Income tax benefit (expense)	(901)	(1,370)	923
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(52)	(26)	(44)
Associated amortization of DAC, VOBA, DSI and DFEL	38	(11)	(19)
Income tax benefit (expense)	3	8	13
Balance as of end-of-year	$8,993	$5,637	$536
Unrealized OTTI on AFS Securities
Balance as of beginning-of-year	$40	$29	$39
(Increases) attributable to:
Cumulative effect from adoption of new accounting standards	(40)	-	9
Gross OTTI recognized in OCI during the year	-	(14)	-
Change in DAC, VOBA, DSI and DFEL	-	1	-
Income tax benefit (expense)	-	3	-
Decreases attributable to:
Changes in fair value, sales, maturities or other settlements of AFS securities	-	30	(18)
Change in DAC, VOBA, DSI and DFEL	-	(2)	(5)
Income tax benefit (expense)	-	(7)	4
Balance as of end-of-year	$-	$40	$29
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$181	$119	$27
Cumulative effect from adoption of new accounting standard	-	-	6
Unrealized holding gains (losses) arising during the year	77	181	40
Change in foreign currency exchange rate adjustment	(174)	(52)	111
Change in DAC, VOBA, DSI and DFEL	(23)	(5)	(14)
Income tax benefit (expense)	26	(26)	(29)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	64	47	31
Associated amortization of DAC, VOBA, DSI and DFEL	(7)	(2)	(3)
Income tax benefit (expense)	(12)	(9)	(6)
Balance as of end-of-year	$42	$181	$119
Funded Status of Employee Benefit Plans
Balance as of beginning-of-year	$(22)	$(25)	$(22)
Cumulative effect from adoption of new accounting standard	-	-	(5)
Adjustment arising during the year	10	4	3
Income tax benefit (expense)	(2)	(1)	(1)
Balance as of end-of-year	$(14)	$(22)	$(25)

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2020	2019	2018
Unrealized Gain (Loss) on AFS Securities
Gross reclassification	$(52)	$(26)	$(44)	Realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	38	(11)	(19)	Realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	(14)	(37)	(63)	operations before taxes
Income tax benefit (expense)	3	8	13	Federal income tax expense (benefit)
Reclassification, net of income tax	$(11)	$(29)	$(50)	Net income (loss)

Unrealized OTTI on AFS Securities
Gross reclassification	$-	$4	$7	Realized gain (loss)
Change in DAC, VOBA, DSI and DFEL	-	-	-	Realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	-	4	7	operations before taxes
Income tax benefit (expense)	-	(1)	(1)	Federal income tax expense (benefit)
Reclassification, net of income tax	$-	$3	$6	Net income (loss)

Unrealized Gain (Loss) on Derivative Instruments
Gross reclassifications:
Interest rate contracts	$2	$3	$4	Net investment income
Foreign currency contracts	56	35	27	Net investment income
Foreign currency contracts	6	9	-	Realized gain (loss)
Total gross reclassifications	64	47	31
Associated amortization of DAC,
VOBA, DSI and DFEL	(7)	(2)	(3)	Commissions and other expenses
Reclassifications before income				Income (loss) from continuing
tax benefit (expense)	57	45	28	operations before taxes
Income tax benefit (expense)	(12)	(9)	(6)	Federal income tax expense (benefit)
Reclassifications, net of income tax	$45	$36	$22	Net income (loss)

16. Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2020	2019	2018
Fixed maturity AFS securities:
Gross gains	$26	$44	$36
Gross losses	(78)	(70)	(80)
Credit loss benefit (expense) (1)	(25)	-	-
Gross OTTI	-	(15)	(7)
Realized gain (loss) on equity securities (2)	8	(4)	(17)
Credit loss benefit (expense) on mortgage loans on real estate	(117)	(2)	2
Other gain (loss) on investments	(7)	(9)	-
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	31	(13)	(22)
Total realized gain (loss) related to certain financial assets	(162)	(69)	(88)
Realized gain (loss) on the mark-to-market on certain instruments (3)(4)	(142)	(426)	251
Indexed annuity and IUL contracts net derivatives results: (5)
Gross gain (loss)	38	(80)	(51)
Associated amortization of DAC, VOBA, DSI and DFEL	(26)	2	12
GLB fees ceded to LNBAR and attributed fees:
Gross gain (loss)	(205)	(223)	(184)
Associated amortization of DAC, VOBA, DSI and DFEL	(29)	(32)	(32)
Total realized gain (loss)	$(526)	$(828)	$(92)

(1)Includes changes in the allowance for credit losses as well as direct write-downs to amortized cost as a result of negative credit events.

(2)Includes market adjustments on equity securities still held of $8 million and $(4) million for the years ended December 31, 2020 and 2019, respectively.

(3)Represents changes in the fair values of certain derivative investments (not including those associated with our variable and indexed annuity and IUL contracts, net derivatives results), reinsurance related embedded derivatives and trading securities. See Notes 1 and 9 for information regarding Modco.

(4)Includes gains and losses from fair value changes on mortgage loans on real estate accounted for under the fair value option of $(24) million for the year ended December 31, 2020.

(5)Represents the net difference between the change in fair value of the index options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL contracts along with changes in the fair value of embedded derivative liabilities related to index options we may purchase or sell in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.

17. Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2020	2019	2018
Commissions	$2,193	$2,566	$2,271
General and administrative expenses	2,014	2,152	1,910
Expenses associated with reserve financing and LOCs	55	52	64
DAC and VOBA deferrals and interest, net of amortization	(144)	(586)	(436)
Broker-dealer expenses	378	372	358
Specifically identifiable intangible asset amortization	37	26	9
Taxes, licenses and fees	336	353	322
Acquisition and integration costs related to mergers and acquisitions	20	130	85
Total	$4,889	$5,065	$4,583

18. Retirement and Deferred Compensation Plans

Defined Benefit Pension and Other Postretirement Benefit Plans

We maintain defined benefit pension plans in which certain agents are participants. These defined benefit pension plans are closed to new entrants and existing participants do not accrue any additional benefits. We comply with applicable minimum funding requirements. In accordance with such practice, we were not required to make contributions for the years ended December 31, 2020 and 2019. We do not expect to be required to make any contributions to these pension plans in 2021. We sponsor other postretirement benefit plans that provide health care and life insurance to certain retired agents. Total net periodic cost (recovery) for these plans was $4 million, $6 million and $6 million during 2020, 2019 and 2018, respectively. In 2021, we expect the plans to make benefit payments of approximately $11 million.

Information (in millions) with respect to these plans was as follows:

	As of or For the Years Ended December 31,
	2020	2019	2020	2019

			Other Postretirement
	Pension Plans		Benefit Plans
Fair value of plan assets	$115	$109	$8	$9
Projected benefit obligation	116	115	10	10
Funded status	$(1)	$(6)	$(2)	$(1)

Amounts Recognized on the
Consolidated Balance Sheets
Other assets	$-	$-	$-	$-
Other liabilities	(1)	(6)	(2)	(1)
Net amount recognized	$(1)	$(6)	$(2)	$(1)

Weighted-Average Assumptions
Benefit obligations:
Weighted-average discount rate	2.95%	3.50%	2.96%	3.50%
Net periodic benefit cost:
Weighted-average discount rate	3.50%	4.50%	3.50%	4.50%
Expected return on plan assets	4.25%	4.50%	6.50%	6.50%

The weighted average discount rate was determined based on a corporate yield curve as of December 31, 2020, and projected benefit obligation cash flows. The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans’ target plan allocation. We reevaluate these assumptions each plan year.

The following summarizes our fair value measurements of our benefit plans’ assets (in millions) on a recurring basis by asset category:

	As of December 31,
	2020	2019

Fixed maturity securities:
Corporate bonds	$12	$-
U.S. government bonds	67	83
Cash and invested cash	36	26
Other investments	8	9
Total	$123	$118

See “Fair Value Measurement” in Note 1 for discussion on how we categorize our pension plans’ assets into the three-level fair value hierarchy. See “Financial Instruments Carried at Fair Value” in Note 21 for a summary of our fair value measurement of our pension plans’ assets by the three-level fair value hierarchy.

Participation in Defined Benefit Pension and Other Postretirement Benefit Plans

We participate in defined benefit pension plans that are sponsored by LNC for certain employees and non-employee directors. These defined benefit pension plans are closed to new entrants, and existing participants do not accrue any additional benefits. We also participate in other postretirement benefit plans sponsored by LNC that provide health care and life insurance to certain retired employees. Our expense (benefit) for these plans was $(9) million, $10 million and $(4) million for the years ended December 31, 2020, 2019 and 2018, respectively.

Defined Contribution Plans

We sponsor tax-qualified defined contribution plans for eligible agents that are administered in accordance with the plan documents and various limitations under section 401(a) of the Internal Revenue Code of 1986. We also participate in defined contribution plans sponsored by LNC for eligible employees. Our expense for these plans was $97 million, $101 million and $90 million, for the years ended December 31, 2020, 2019 and 2018, respectively.

Deferred Compensation Plans

We sponsor non-qualified, unfunded, deferred compensation plans for certain current and former agents. Certain current employees participate in non-qualified, unfunded, deferred compensation plans sponsored by LNC. The results of certain notional investment options within some of the plans are hedged by total return swaps. Our expenses increase or decrease in direct proportion to the change in market value of the participants’ investment options. Participants of certain plans are able to select LNC stock as a notional investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans. Our expense for these plans was $35 million, $22 million and $12 million for the years ended December 31, 2020, 2019 and 2018, respectively. For further discussion of total return swaps related to our deferred compensation plans, see Note 6.

Information (in millions) with respect to these plans was as follows:

	As of December 31,
	2020	2019
Total liabilities (1)	$673	$579
Investments dedicated to fund liabilities (2)	229	202

(1)Reported in other liabilities on our Consolidated Balance Sheets.

(2)Reported in other assets on our Consolidated Balance Sheets.

19. Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC’s various stock-based incentive compensation plans that provide for the issuance of stock options, performance shares, and restricted stock units (“RSUs”), among other types of awards. LNC issues new shares to satisfy option exercises and vested performance shares and RSUs.

Total compensation expense (in millions) by award type for stock-based incentive compensation plans was as follows:

	For the Years Ended December 31,
	2020	2019	2018
Stock options	$9	$8	$5
Performance shares	5	16	14
RSUs	34	35	30
Total	$48	$59	$49

Recognized tax benefit	$10	$12	$10

20. Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the insurance departments of our respective states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our respective states of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to the LNC holding company amounts (in millions) below consist of all or a combination of the following entities: LNL, LLANY, LLACB, Lincoln Reinsurance Company of South Carolina, Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont III, Lincoln Reinsurance Company of Vermont IV, Lincoln Reinsurance Company of Vermont V, Lincoln Reinsurance Company of Vermont VI and Lincoln Reinsurance Company of Vermont VII.

	As of December 31,
	2020	2019
U.S. capital and surplus	$8,783	$8,425

	For the Years Ended December 31,
	2020	2019	2018
U.S. net gain (loss) from operations, after-tax	$(247)	$379	$686
U.S. net income (loss)	53	359	1,013
U.S. dividends to LNC holding company	660	600	910

Comparison of 2020 to 2019

Statutory net income (loss) decreased due primarily to increases in benefits and unfavorable reserve strain on certain products, partially offset by favorable equity markets.

Comparison of 2019 to 2018

Statutory net income (loss) decreased due primarily to lower dividends from affiliates, unfavorable reserve strain on certain products, and integration costs incurred as part of the acquisition of Liberty Life. See Note 3 for information regarding the acquisition.

State Prescribed and Permitted Practices

The states of domicile for LNL and LLANY, Indiana and New York, respectively, have adopted certain prescribed or permitted accounting practices that differ from those found in NAIC SAP.  These prescribed practices are the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006, the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York and use of the continuous Commissioners’ Annuity Reserve Valuation Method in the calculation of reserves as prescribed by the state of New York.  The statutory permitted practice allows accounting for certain call option derivative assets at amortized cost and allows determining certain indexed annuity and indexed life statutory reserve calculations with the assumption that the market value of the related liability call option(s) associated with the current index term is zero. At the conclusion of the index term, credited interest is reflected in the reserve as realized, based on actual index performance.

The Vermont reinsurance subsidiaries also have certain accounting practices permitted by the state of Vermont that differ from those found in NAIC SAP. One permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation (“XXX”) additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2020 and 2019. Another permitted practice involves the acquisition of an LLC note in exchange for a variable value surplus note that is recognized as an admitted asset and a form of surplus as of December 31, 2020 and 2019. Lastly, the state of Vermont has permitted a practice to account for certain excess of loss reinsurance agreements with unaffiliated reinsurers as an asset and form of surplus as of December 31, 2020 and 2019. These permitted practices are related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of Actuarial Guideline 48 (“AG48”) or are compliant under AG48 requirements.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

	As of December 31,
	2020	2019
State Prescribed Practices
Calculation of reserves using the Indiana universal life method	$14	$24
Conservative valuation rate on certain annuities	(44)	(49)
Calculation of reserves using continuous CARVM	(1)	-
State Permitted Practice
Derivative instruments and equity indexed reserves	(100)	-
Vermont Subsidiaries Permitted Practices (1)
Lesser of LOC and XXX additional reserve as surplus	1,897	1,947
LLC notes and variable value surplus notes	1,640	1,648
Excess of loss reinsurance agreements	452	419

(1)These permitted practices are related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of AG48 or are compliant under AG48 requirements.

The NAIC has adopted RBC requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile. Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC. The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake. As of December 31, 2020, the Company’s RBC ratio was in excess of four times the aforementioned company action level RBC.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the “Commissioner”), only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of 10% of the insurer’s contract holders’ surplus, as shown on its last annual statement on file with the Commissioner or the insurer’s statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. LNL’s subsidiaries, LLANY, a New York-domiciled insurance company, and LLACB, a New Hampshire-domiciled company, are bound by similar restrictions, under the laws of New York and New Hampshire, respectively. Under both New York and New Hampshire law, the applicable statutory limitation on dividends is equal to the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect that we could pay dividends to LNC of approximately $850 million in 2021 without prior approval from the Commissioner of Insurance.

All payments of principal and interest on surplus notes must be approved by the respective Commissioner of Insurance.

21. Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2020		As of December 31, 2019
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
Fixed maturity AFS securities	$121,111	$121,111	$103,773	$103,773
Trading securities	4,442	4,442	4,602	4,602
Equity securities	127	127	103	103
Mortgage loans on real estate	16,681	18,129	16,244	16,774
Derivative investments (1)	3,109	3,109	1,911	1,911
Other investments	3,015	3,015	2,554	2,554
Cash and invested cash	1,462	1,462	1,879	1,879
Other assets:
GLB direct embedded derivatives	450	450	450	450
GLB ceded embedded derivatives	82	82	60	60
Indexed annuity ceded embedded derivatives	550	550	927	927
Separate account assets	167,965	167,965	153,571	153,571

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(3,594)	(3,594)	(2,585)	(2,585)
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(1,854)	(1,854)	(1,900)	(1,900)
Account values of certain investment contracts	(40,917)	(49,709)	(38,606)	(46,781)
Short-term debt	(497)	(497)	(609)	(609)
Long-term debt	(2,412)	(2,834)	(2,414)	(2,714)
Reinsurance related embedded derivatives	(540)	(540)	(375)	(375)
Other liabilities:
Derivative liabilities (1)	(353)	(353)	(238)	(238)
GLB ceded embedded derivatives	(531)	(531)	(510)	(510)
Benefit Plans’ Assets (2)	123	123	118	118

(1)We have master netting agreements with each of our derivative counterparties, which allow for the netting of our derivative asset and liability positions by counterparty.

(2)Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 18 for information regarding our benefit plans.

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate, excluding mortgage loans accounted for using the fair value option, is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent. The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments approximates fair value. Other investments includes primarily LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs. Other investments also includes Federal Home Loan Bank (“FHLB”) stock carried at cost and periodically evaluated for impairment based on ultimate recovery of par value. The inputs used to measure the fair value of our LPs, other privately held investments and FHLB stock are classified as Level 3 within the fair value hierarchy. The remaining assets in other investments include cash collateral receivables and securities that are not LPs or other privately held investments. The inputs used to measure the fair value of these assets are classified as Level 1 within the fair value hierarchy.

Separate Account Assets

Separate account assets are primarily carried at fair value.  A portion of our separate account assets includes LPs, which are accounted for using the equity method of accounting. The carrying value is based on our proportional share of the net assets of the LPs and approximates fair value. The inputs used to measure the fair value of the separate account asset LPs are classified as Level 3 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2020 and 2019, the remaining guaranteed interest and similar contracts carrying value approximated fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date. The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

Short-Term and Long-Term Debt

The fair value of short-term and long-term debt is based on quoted market prices. The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

Fair Value Option

Mortgage loans on real estate, net of allowance for credit losses, as reported on our Consolidated Balance Sheets, includes commercial mortgage loans for which the fair value option was elected. The fair value option allows us to elect fair value as an alternative measurement for mortgage loans not otherwise reported at fair value. We have made these elections for certain mortgage loans associated with Modco agreements to help mitigate the inconsistency in earnings that would otherwise result from the use of embedded derivatives included with these loans. Changes in fair value are reflected in realized gain (loss) on our Consolidated Statement of Comprehensive Income (Loss) for commercial mortgage loans. Changes in fair value due to instrument-specific credit risk are estimated using changes in credit spreads and quality ratings for the period reported. Due to lack of observable inputs as a result of a change to a third-party pricing source, certain mortgage loans electing the fair value option were categorized as Level 3 as of December 31, 2020.

The fair value and aggregate contractual principal for mortgage loans where the fair value option was elected (in millions) was as follows:

As of
December 31,
2020
Commercial mortgage loans: (1)
Fair value	$832
Aggregate contractual principal	839
-

(1)As of December 31, 2020, no loans for which the fair value option has been elected were in non-accrual status and none were more than 90 days past due and still accruing interest.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2020 or 2019.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels:

	As of December 31, 2020
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$93,663	$7,761	$101,424
U.S. government bonds	438	6	5	449
State and municipal bonds	-	6,662	-	6,662
Foreign government bonds	-	391	74	465
RMBS	-	2,836	2	2,838
CMBS	-	1,494	1	1,495
ABS	-	6,608	570	7,178
Hybrid and redeemable preferred securities	53	444	103	600
Mortgage loans on real estate	-	-	832	832
Trading securities	5	3,794	643	4,442
Equity securities	22	48	57	127
Derivative investments (1)	-	1,733	3,575	5,308
Cash and invested cash	-	1,462	-	1,462
Other assets:
GLB direct embedded derivatives	-	-	450	450
GLB ceded embedded derivatives	-	-	82	82
Indexed annuity ceded embedded derivatives	-	-	550	550
Separate account assets	606	167,351	-	167,957
Total assets	$1,124	$286,492	$14,705	$302,321

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(3,594)	$(3,594)
Reinsurance related embedded derivatives	-	(540)	-	(540)
Other liabilities:
Derivative liabilities (1)	-	(519)	(2,033)	(2,552)
GLB ceded embedded derivatives	-	-	(531)	(531)
Total liabilities	$-	$(1,059)	$(6,158)	$(7,217)

Benefit Plans’ Assets	$-	$123	$-	$123

	As of December 31, 2019
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$80,801	$6,978	$87,779
U.S. government bonds	391	7	5	403
State and municipal bonds	-	5,685	-	5,685
Foreign government bonds	-	298	90	388
RMBS	-	2,997	11	3,008
CMBS	-	1,082	1	1,083
ABS	-	4,615	268	4,883
Hybrid and redeemable preferred securities	77	389	78	544
Trading securities	50	3,886	666	4,602
Equity securities	25	48	30	103
Derivative investments (1)	-	1,089	1,735	2,824
Cash and invested cash	-	1,879	-	1,879
Other assets:
GLB direct embedded derivatives	-	-	450	450
GLB ceded embedded derivatives	-	-	60	60
Indexed annuity ceded embedded derivatives	-	-	927	927
Separate account assets	644	152,916	-	153,560
Total assets	$1,187	$255,692	$11,299	$268,178

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(2,585)	$(2,585)
Reinsurance related embedded derivatives	-	(375)	-	(375)
Other liabilities:
Derivative liabilities (1)	-	(284)	(867)	(1,151)
GLB ceded embedded derivatives	-	-	(510)	(510)
Total liabilities	$-	$(659)	$(3,962)	$(4,621)

Benefit Plans’ Assets	$-	$118	$-	$118

(1)Derivative investment assets and liabilities are presented within the fair value hierarchy on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	For the Year Ended December 31, 2020
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (3)	Value
Investments: (5)
Fixed maturity AFS securities:
Corporate bonds	$6,978	$(7)	$281	$435	$74	$7,761
U.S. government bonds	5	-	-	-	-	5
Foreign government bonds	90	-	3	(19)	-	74
RMBS	11	-	-	-	(9)	2
CMBS	1	-	-	-	-	1
ABS	268	-	10	495	(203)	570
Hybrid and redeemable
preferred securities	78	-	(2)	9	18	103
Mortgage loans on real estate	-	(1)	(10)	56	787	832
Trading securities	666	10	-	(32)	(1)	643
Equity securities	30	4	-	18	5	57
Derivative investments	868	986	267	(363)	(216)	1,542
Other assets: (6)
GLB direct embedded derivatives	450	-	-	-	-	450
GLB ceded embedded derivatives	60	22	-	-	-	82
Indexed annuity ceded embedded derivatives	927	538	-	(915)	-	550
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (6)	(2,585)	(1,009)	-	-	-	(3,594)
Other liabilities – GLB ceded embedded
derivatives (6)	(510)	(21)	-	-	-	(531)
Total, net	$7,337	$522	$549	$(316)	$455	$8,547

	For the Year Ended December 31, 2019
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (3)	Value
Investments: (5)
Fixed maturity AFS securities:
Corporate bonds	$5,652	$3	$177	$1,195	$(49)	$6,978
U.S. government bonds	-	-	-	-	5	5
Foreign government bonds	109	-	6	(25)	-	90
RMBS	7	-	-	21	(17)	11
CMBS	2	1	-	5	(7)	1
ABS	134	-	1	619	(486)	268
Hybrid and redeemable
preferred securities	75	-	3	-	-	78
Trading securities	67	17	-	850	(268)	666
Equity securities	25	(12)	-	17	-	30
Derivative investments	533	9	164	162	-	868
Other assets: (6)
GLB direct embedded derivatives	123	327	-	-	-	450
GLB ceded embedded derivatives	72	(12)	-	-	-	60
Indexed annuity ceded embedded derivatives	902	158	-	(133)	-	927
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (6)	(1,305)	(900)	-	(380)	-	(2,585)
Other liabilities – GLB ceded embedded
derivatives (6)	(196)	(314)	-	-	-	(510)
Total, net	$6,200	$(723)	$351	$2,331	$(822)	$7,337

	For the Year Ended December 31, 2018
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net (2)	Net (3)(4)	Value
Investments: (5)
Fixed maturity AFS securities:
Corporate bonds	$5,350	$10	$(198)	$542	$(52)	$5,652
U.S. government bonds	5	-	-	(5)	-	-
Foreign government bonds	110	-	(1)	-	-	109
RMBS	12	-	-	7	(12)	7
CMBS	6	-	-	35	(39)	2
ABS	117	-	-	223	(206)	134
Hybrid and redeemable
preferred securities	76	-	(1)	-	-	75
Equity AFS securities	161	-	-	-	(161)	-
Trading securities	49	(5)	-	30	(7)	67
Equity securities	-	(1)	-	-	26	25
Derivative investments	30	168	(74)	409	-	533
Other assets: (6)
GLB direct embedded derivatives	903	(780)	-	-	-	123
GLB ceded embedded derivatives	51	21	-	-	-	72
Indexed annuity ceded embedded derivatives	11	(117)	-	1,008	-	902
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (6)	(1,418)	198	-	(85)	-	(1,305)
Other liabilities – GLB ceded embedded
derivatives (6)	(954)	758	-	-	-	(196)
Total, net	$4,509	$252	$(274)	$2,164	$(451)	$6,200

(1)The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 6).

(2)Issuances, sales, maturities, settlements, calls, net, includes financial instruments acquired in the Liberty Life transaction as follows: corporate bonds of $67 million and ABS of $17 million.

(3)Transfers into or out of Level 3 for fixed maturity AFS and trading securities are reported at amortized cost as of the beginning-of-year. For fixed maturity AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in the prior years.

(4)Transfers into or out of Level 3 for FHLB stock between equity securities and other investments are reported at cost on our Consolidated Balance Sheets.

(5)Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss). Gains (losses) from sales, maturities, settlements and calls and credit loss expense are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

(6)Gains (losses) from the changes in fair value are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2020
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,123	$(318)	$(43)	$(195)	$(132)	$435
Foreign government bonds	-	-	(19)	-	-	(19)
ABS	571	-	-	(76)	-	495
Hybrid and redeemable
preferred securities	13	(4)	-	-	-	9
Mortgage loans on real estate	71	(15)	-	-	-	56
Trading securities	300	(126)	(40)	(166)	-	(32)
Equity securities	20	(2)	-	-	-	18
Derivative investments	520	(412)	(471)	-	-	(363)
Other assets – indexed annuity ceded
embedded derivatives	25	-	-	(940)	-	(915)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(284)	-	-	284	-	-
Total, net	$2,359	$(877)	$(573)	$(1,093)	$(132)	$(316)

	For the Year Ended December 31, 2019
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,502	$(45)	$(78)	$(154)	$(30)	$1,195
Foreign government bonds	-	-	(25)	-	-	(25)
RMBS	21	-	-	-	-	21
CMBS	7	-	-	(2)	-	5
ABS	646	(8)	-	(19)	-	619
Trading securities	872	-	-	(22)	-	850
Equity securities	50	(33)	-	-	-	17
Derivative investments	555	(61)	(332)	-	-	162
Other assets – indexed annuity ceded
embedded derivatives	56	-	-	(189)	-	(133)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(591)	-	-	211	-	(380)
Total, net	$3,118	$(147)	$(435)	$(175)	$(30)	$2,331

	For the Year Ended December 31, 2018
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,068	$(171)	$(3)	$(275)	$(77)	$542
U.S. government bonds	-	(5)	-	-	-	(5)
RMBS	7	-	-	-	-	7
CMBS	39	-	-	(4)	-	35
ABS	240	(17)	-	-	-	223
Trading securities	54	(24)	-	-	-	30
Equity securities	1	(1)	-	-		-
Derivative investments	365	465	(421)	-	-	409
Other assets – indexed annuity ceded
embedded derivatives	1,030	-	-	(22)	-	1,008
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(284)	-	-	199	-	(85)
Total, net	$2,520	$247	$(424)	$(102)	$(77)	$2,164

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2020	2019	2018
Derivative investments	$536	$168	$90
Embedded derivatives:
Indexed annuity and IUL contracts	634	(97)	(38)
Other assets – GLB direct and ceded	671	1,015	(75)
Other liabilities – GLB direct and ceded	(671)	(1,015)	75
Total, net (1)	$1,170	$71	$52

(1)Included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The following summarizes changes in unrealized gains (losses) included in OCI, net of tax, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

For the
Year Ended
December 31,
2020
Fixed maturity AFS securities:
Corporate bonds	$60
Foreign government bonds	4
ABS	5
Hybrid and redeemable preferred securities	(3)
Total, net	$66

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

1
	For the Year Ended December 31, 2020
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$290	$(216)	$74
RMBS	1	(10)	(9)
ABS	-	(203)	(203)
Hybrid and redeemable preferred
securities	18	-	18
Mortgage loans on real estate	787	-	787
Trading securities	1	(2)	(1)
Equity securities	5	-	5
Derivative investments	-	(216)	(216)
Total, net	$1,102	$(647)	$455

	For the Year Ended December 31, 2019
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$173	$(222)	$(49)
U.S. government bonds	5	-	5
RMBS	-	(17)	(17)
CMBS	-	(7)	(7)
ABS	9	(495)	(486)
Trading securities	5	(273)	(268)
Total, net	$192	$(1,014)	$(822)

	For the Year Ended December 31, 2018
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$78	$(130)	$(52)
RMBS	-	(12)	(12)
CMBS	1	(40)	(39)
ABS	-	(206)	(206)
Equity AFS securities	-	(161)	(161)
Trading securities	-	(7)	(7)
Equity securities	26	-	26
Total, net	$105	$(556)	$(451)

Transfers into and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2020, 2019 and 2018, transfers in and out of Level 3 were attributable primarily to the securities’ observable market information no longer being available or becoming available. In 2020, transfers into Level 3 included certain commercial mortgage loans electing the fair value option. The transfers were due to a lack of observable valuation inputs used by a third-party pricing source. In 2018, transfers into or out of Level 3 also included FHLB stock between equity securities and other investments at cost on our Consolidated Balance Sheets.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2020:

							Weighted
							Average
	Fair	Valuation	Significant	Assumption or			Input
	Value	Technique	Unobservable Inputs	Input Ranges			Range (1)
Assets
Investments:
Fixed maturity AFS and
trading securities:
Corporate bonds	$3,370	Discounted cash flow	Liquidity/duration adjustment (2)	0.2%	-	19.9%	1.8%
Foreign government
bonds	29	Discounted cash flow	Liquidity/duration adjustment (2)	6.0%	-	6.0%	6.0%
ABS	20	Discounted cash flow	Liquidity/duration adjustment (2)	3.5%	-	3.5%	3.5%
Equity securities	22	Discounted cash flow	Liquidity/duration adjustment (2)	4.5%	-	6.0%	5.6%
Other assets –
GLB direct and ceded
embedded derivatives	532	Discounted cash flow	Long-term lapse rate (3)	1%	-	30%	(10)
			Utilization of guaranteed withdrawals (4)	85%	-	100%	94%
			Claims utilization factor (5)	60%	-	100%	(10)
			Premiums utilization factor (5)	80%	-	115%	(10)
			NPR (6)	0.06%	-	1.35%	0.95%
			Mortality rate (7)			(9)	(10)
			Volatility (8)	1%	-	28%	14.53%

Indexed annuity ceded
embedded derivatives	550	Discounted cash flow	Lapse rate (3)	0%	-	9%	(10)
			Mortality rate (7)			(9)	(10)
Liabilities
Future contract benefits –
indexed annuity and IUL
contracts embedded
derivatives	$(3,594)	Discounted cash flow	Lapse rate (3)	0%	-	9%	(10)
			Mortality rate (7)			(9)	(10)
Other liabilities –
GLB ceded embedded
derivatives	(531)	Discounted cash flow	Long-term lapse rate (3)	1%	-	30%	(10)
			Utilization of guaranteed withdrawals (4)	85%	-	100%	94%
			Claims utilization factor (5)	60%	-	100%	(10)
			Premiums utilization factor (5)	80%	-	115%	(10)
			NPR (6)	0.06%	-	1.35%	0.95%
			Mortality rate (7)			(9)	(10)
			Volatility (8)	1%	-	28%	14.53%

(1)Unobservable inputs were weighted by the relative fair value of the instruments, unless otherwise noted.

(2)The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(3)The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits. The range for indexed annuity and IUL contracts represents the lapse rates during the surrender charge period.

(4)The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.

(5)The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(6)

The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract. The NPR input was weighted by the absolute value of the sensitivity of the reserve to the NPR assumption.

(7)The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.

(8)The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets. Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation. Volatility assumptions vary by fund due to the benchmarking of different indices. The volatility input was weighted by the relative account value assigned to each index.

(9)The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.

(10)A weighted average input range is not a meaningful measurement for lapse rate, utilization factors or mortality rate.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources. We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us. Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants. The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability. Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above would have resulted in a significant change in the fair value measurement of the asset or liability as follows:

●Investments – An increase in the liquidity/duration adjustment input would have resulted in a decrease in the fair value measurement.

●Indexed annuity and IUL contracts embedded derivatives – For direct embedded derivatives, an increase in the lapse rate or mortality rate inputs would have resulted in a decrease in the fair value measurement.

●GLB embedded derivatives – Assuming our GLB direct embedded derivatives are in a liability position: an increase in our lapse rate, NPR or mortality rate inputs would have resulted in a decrease in the fair value measurement; and an increase in the utilization of guaranteed withdrawal or volatility inputs would have resulted in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input would not have affected the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary. For more information, see Note 1.

22. Segment Information

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments. As discussed in Note 3, we completed the acquisition of Liberty Life during the second quarter of 2018. Related results are included within the Group Protection segment. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), IUL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL and bank-owned UL and VUL products.

The Group Protection segment offers group non-medical insurance products, including short and long-term disability, absence management services, term life, dental, vision and accident and critical illness benefits and services to the employer marketplace through various forms of employee-paid and employer-paid plans.

Other Operations includes investments related to our excess capital; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; our run-off institutional pension business, the majority of which was sold on a group annuity basis; debt costs; strategic digitization expense; and other corporate investments.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

●Realized gains and losses associated with the following (“excluded realized gain (loss)”):

◾Sales or disposals and impairments of financial assets;

◾Changes in the fair value of equity securities;

◾Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities (“gain (loss) on the mark-to-market on certain instruments”);

◾GLB rider fees ceded to LNBAR;

◾The net valuation premium of the GLB attributed rider fees; and

◾Changes in the fair value of the embedded derivative liabilities related to index options we may purchase or sell in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value (“indexed annuity forward-starting option”);

●Changes in reserves resulting from benefit ratio unlocking on our GLB riders;

●Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;

●Gains (losses) on early extinguishment of debt;

●Losses from the impairment of intangible assets;

●Income (loss) from discontinued operations;

●Acquisition and integration costs related to mergers and acquisitions; and

●Income (loss) from the initial adoption of new accounting standards, regulations, and policy changes including the net impact from the Tax Cuts and Jobs Act.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

●Excluded realized gain (loss);

●Revenue adjustments from the initial adoption of new accounting standards;

●Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and

●Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

The tables below reconcile our segment measures of performance to the GAAP measures presented in our Consolidated Statements of Comprehensive Income (Loss) (in millions):

	For the Years Ended December 31,
	2020	2019	2018
Revenues
Operating revenues:
Annuities	$4,067	$4,240	$4,025
Retirement Plan Services	1,197	1,186	1,164
Life Insurance	7,086	6,999	6,489
Group Protection	4,792	4,587	3,756
Other Operations	166	199	209
Excluded realized gain (loss), pre-tax	(742)	(1,019)	(285)
Total revenues	$16,566	$16,192	$15,358

	For the Years Ended December 31,
	2020	2019	2018
Net Income (Loss)
Income (loss) from operations:
Annuities	$1,125	$987	$1,122
Retirement Plan Services	157	162	160
Life Insurance	(12)	267	530
Group Protection	42	237	186
Other Operations	(161)	(148)	(130)
Excluded realized gain (loss), after-tax	(586)	(804)	(225)
Benefit ratio unlocking, after-tax	4	-	-
Net impact from the Tax Cuts and Jobs Act	37	16	(3)
Acquisition and integration costs related to mergers and acquisitions, after-tax	(15)	(103)	(67)
Net income (loss)	$591	$614	$1,573

Other segment information (in millions) was as follows:

	For the Years Ended December 31,
	2020	2019	2018
Net Investment Income
Annuities	$1,192	$1,070	$947
Retirement Plan Services	924	917	892
Life Insurance	2,689	2,494	2,546
Group Protection	329	306	259
Other Operations	130	175	200
Total net investment income	$5,264	$4,962	$4,844

	For the Years Ended December 31,
	2020	2019	2018
Amortization of DAC and VOBA, Net of Interest
Annuities	$376	$427	$347
Retirement Plan Services	28	25	27
Life Insurance	768	757	701
Group Protection	114	111	92
Total amortization of DAC and VOBA, net of interest	$1,286	$1,320	$1,167

	For the Years Ended December 31,
	2020	2019	2018
Federal Income Tax Expense (Benefit)
Annuities	$187	$148	$187
Retirement Plan Services	21	21	28
Life Insurance	(28)	50	116
Group Protection	11	63	50
Other Operations	(51)	(61)	(48)
Excluded realized gain (loss)	(155)	(215)	(61)
Benefit ratio unlocking	1	-	-
Net impact from the Tax Cuts and Jobs Act	(37)	(16)	3
Acquisition and integration costs related to
mergers and acquisitions	(5)	(27)	(18)
Total federal income tax expense (benefit)	$(56)	$(37)	$257

	As of December 31,
	2020	2019
Assets
Annuities	$183,721	$166,639
Retirement Plan Services	45,379	40,190
Life Insurance	102,806	93,327
Group Protection	10,201	9,468
Other Operations	26,212	26,392
Total assets	$368,319	$336,016

23. Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2020	2019	2018
Interest paid	$127	$152	$154
Income taxes paid (received)	78	245	192
Significant non-cash investing and financing transactions:
Equity securities received in exchange of
fixed maturity AFS securities	17	-	-
Acquisition of note receivable from affiliate	45	392	31
Reduction of other assets in connection with
the expiration of an affiliate repurchase agreement	-	(150)	-
Investments received in financing transactions	-	-	263
Exchange of surplus note for promissory note with affiliate:
Carrying value of net asset	13	40	58
Carrying value of net liability	(13)	(40)	(58)

24. Quarterly Results of Operations (Unaudited)

The unaudited quarterly results of operations (in millions) were as follows:

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,
2020
Total revenues	$4,241	$3,531	$4,571	$4,223
Total expenses	3,640	3,757	5,029	3,605
Net income (loss)	502	(145)	(327)	561

2019
Total revenues	$3,764	$3,928	$4,227	$4,273
Total expenses	3,646	3,686	4,526	3,757
Net income (loss)	133	222	(201)	460

25. Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Balance Sheets:

	As of December 31,
	2020	2019
Assets with affiliates:
Inter-company notes	$1,514	$1,557	Fixed maturity AFS securities
Ceded reinsurance contracts	(141)	(115)	Deferred acquisition costs and value of
			business acquired
Accrued inter-company interest receivable	4	6	Accrued investment income
Ceded reinsurance contracts	2,701	2,473	Reinsurance recoverables, net of allowance
			for credit losses
Ceded reinsurance contracts	221	228	Other assets
Cash management agreement	2,568	1,227	Other assets
Service agreement receivable	34	6	Other assets

Liabilities with affiliates:
Assumed reinsurance contracts	26	26	Future contract benefits
Assumed reinsurance contracts	387	390	Other contract holder funds
Ceded reinsurance contracts	(34)	(38)	Other contract holder funds
Inter-company short-term debt	497	609	Short-term debt
Inter-company long-term debt	2,412	2,414	Long-term debt
Ceded reinsurance contracts	145	46	Reinsurance related embedded derivatives
Ceded reinsurance contracts	5,233	3,757	Funds withheld reinsurance liabilities
Ceded reinsurance contracts	(287)	497	Other liabilities
Accrued inter-company interest payable	4	5	Other liabilities
Service agreement payable	28	22	Other liabilities

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2020	2019	2018
Revenues with affiliates:
Premiums received on assumed (paid on ceded)
reinsurance contracts	$(439)	$(407)	$(404)	Insurance premiums
Fees for management of general account	(140)	(133)	(106)	Net investment income
Net investment income on ceded funds withheld treaties	(119)	(139)	(123)	Net investment income
Net investment income on inter-company notes	40	53	49	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives	(30)	(305)	709	Realized gain (loss)
Other gains (losses)	(175)	(301)	237	Realized gain (loss)
Reinsurance related settlements	193	472	(1,189)	Realized gain (loss)
Amortization of deferred gain (loss) on reinsurance
contracts	3	(4)	(5)	Amortization of deferred gain
				on business sold through
				reinsurance
Benefits and expenses with affiliates:
Interest credited on assumed reinsurance contracts	45	60	57	Interest credited
Reinsurance (recoveries) benefits on ceded reinsurance	(585)	(254)	(610)	Benefits
Ceded reinsurance contracts	(1)	(19)	(8)	Commissions and other
				expenses
Service agreement payments (receipts)	(17)	15	3	Commissions and other
				expenses
Interest expense on inter-company debt	116	130	126	Interest and debt expense

Inter-Company Notes

LNC issues inter-company notes to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing and lending limit is currently 3% of our admitted assets as of December 31, 2020.

Service Agreements

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead. Corporate overhead expenses are allocated based on specific methodologies for each function. The majority of the expenses are allocated based on the following methodologies: headcount, capital, investments by product, assets under management, weighted policies in force and sales.

Ceded Reinsurance Contracts

As discussed in Note 9, we cede insurance contracts to LNBAR. We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR. As discussed in Note 6, we cede the GLB reserves embedded derivatives and the related hedge results to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of LOCs aggregating to $1 million and $115 million as of December 31, 2020 and 2019, respectively. The LOCs are obtained by the affiliate reinsurer and issued by banks in order for the Company to recognize the reserve credit.

Lincoln National Variable Annuity Account C

Lincoln National Variable Annuity Account C

Statements of assets and liabilities

December 31, 2020

Subaccount	Investments	Total Assets	Net Assets
AB VPS Global Thematic Growth Portfolio - Class B	$32,435,951	$32,435,951	$32,435,951
AB VPS International Value Portfolio - Class B	91,680	91,680	91,680
AB VPS Small/Mid Cap Value Portfolio - Class A	542,594	542,594	542,594
American Century VP Inflation Protection Fund - Class II	4,567,334	4,567,334	4,567,334
American Century VP International Fund - Class I	44,714	44,714	44,714
American Funds Global Growth Fund - Class 2	150,604,069	150,604,069	150,604,069
American Funds Growth Fund - Class 2	1,091,846,593	1,091,846,593	1,091,846,593
American Funds Growth-Income Fund - Class 2	316,061,644	316,061,644	316,061,644
American Funds International Fund - Class 2	213,598,561	213,598,561	213,598,561
BlackRock Global Allocation V.I. Fund - Class I	17,086,049	17,086,049	17,086,049
BlackRock Global Allocation V.I. Fund - Class III	16,993,671	16,993,671	16,993,671
Delaware VIP® Diversified Income Series - Service Class	48,937,762	48,937,762	48,937,762
Delaware VIP® Diversified Income Series - Standard Class	72,656,344	72,656,344	72,656,344
Delaware VIP® Emerging Markets Series - Service Class	1,769,262	1,769,262	1,769,262
Delaware VIP® High Yield Series - Service Class	12,743,255	12,743,255	12,743,255
Delaware VIP® High Yield Series - Standard Class	19,782,984	19,782,984	19,782,984
Delaware VIP® Limited-Term Diversified Income Series - Service Class	2,064,021	2,064,021	2,064,021
Delaware VIP® REIT Series - Service Class	21,130,083	21,130,083	21,130,083
Delaware VIP® REIT Series - Standard Class	67,438,333	67,438,333	67,438,333
Delaware VIP® Small Cap Value Series - Service Class	174,311,197	174,311,197	174,311,197
Delaware VIP® Smid Cap Core Series - Service Class	30,772,452	30,772,452	30,772,452
Delaware VIP® Smid Cap Core Series - Standard Class	219,252,512	219,252,512	219,252,512
Delaware VIP® U.S. Growth Series - Service Class	205,489	205,489	205,489
Delaware VIP® Value Series - Service Class	33,794,857	33,794,857	33,794,857
Delaware VIP® Value Series - Standard Class	130,914,973	130,914,973	130,914,973
DWS Alternative Asset Allocation VIP Portfolio - Class A	1,488,608	1,488,608	1,488,608
DWS Alternative Asset Allocation VIP Portfolio - Class B	1,783,859	1,783,859	1,783,859
DWS Equity 500 Index VIP Portfolio - Class A	196,434	196,434	196,434
DWS Small Cap Index VIP Portfolio - Class A	748,382	748,382	748,382
Fidelity® VIP Contrafund® Portfolio - Service Class	239,957,252	239,957,252	239,957,252
Fidelity® VIP Contrafund® Portfolio - Service Class 2	100,586,824	100,586,824	100,586,824
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	3,958,186	3,958,186	3,958,186
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	1,316,202	1,316,202	1,316,202
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	7,817,108	7,817,108	7,817,108
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	3,392,666	3,392,666	3,392,666
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	3,701,361	3,701,361	3,701,361
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	3,214,524	3,214,524	3,214,524
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	3,282,206	3,282,206	3,282,206
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	2,662,964	2,662,964	2,662,964
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	1,438,507	1,438,507	1,438,507
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	3,528,828	3,528,828	3,528,828
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	726,926	726,926	726,926
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	3,361,913	3,361,913	3,361,913
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	592,306	592,306	592,306
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	8,164,907	8,164,907	8,164,907
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	20,590	20,590	20,590
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2	586,124	586,124	586,124
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	224,462	224,462	224,462
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2	689,893	689,893	689,893
Fidelity® VIP Growth Portfolio - Service Class	147,656,153	147,656,153	147,656,153
Fidelity® VIP Growth Portfolio - Service Class 2	48,134,990	48,134,990	48,134,990
Fidelity® VIP Mid Cap Portfolio - Service Class 2	2,239,504	2,239,504	2,239,504
Franklin Income VIP Fund - Class 2	1,358,677	1,358,677	1,358,677
Franklin Mutual Shares VIP Fund - Class 2	1,265,041	1,265,041	1,265,041
Invesco V.I. Core Equity Fund - Series I Shares	216	216	216
Invesco V.I. International Growth Fund - Series I Shares	42,495	42,495	42,495
Janus Henderson Global Research Portfolio - Institutional Shares	504,656	504,656	504,656
LVIP Baron Growth Opportunities Fund - Service Class	228,560,924	228,560,924	228,560,924
LVIP BlackRock Advantage Allocation Fund - Service Class	14,439,574	14,439,574	14,439,574
LVIP BlackRock Advantage Allocation Fund - Standard Class	4,225,933	4,225,933	4,225,933
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	7,648,736	7,648,736	7,648,736

See accompanying notes.

Lincoln National Variable Annuity Account C

Statements of assets and liabilities (continued)

December 31, 2020

Subaccount	Investments	Total Assets	Net Assets
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	$192,905,469	$192,905,469	$192,905,469
LVIP BlackRock Global Real Estate Fund - Service Class	5,383,692	5,383,692	5,383,692
LVIP BlackRock Global Real Estate Fund - Standard Class	6,591,631	6,591,631	6,591,631
LVIP BlackRock Inflation Protected Bond Fund - Service Class	5,416,596	5,416,596	5,416,596
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	9,957,642	9,957,642	9,957,642
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	4,599,208	4,599,208	4,599,208
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	239,611,363	239,611,363	239,611,363
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	1,488,840	1,488,840	1,488,840
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	2,485,413	2,485,413	2,485,413
LVIP Delaware Bond Fund - Service Class	26,286,508	26,286,508	26,286,508
LVIP Delaware Bond Fund - Standard Class	157,999,734	157,999,734	157,999,734
LVIP Delaware Diversified Floating Rate Fund - Service Class	4,833,730	4,833,730	4,833,730
LVIP Delaware Mid Cap Value Fund - Service Class	36,876,256	36,876,256	36,876,256
LVIP Delaware Mid Cap Value Fund - Standard Class	349,816,279	349,816,279	349,816,279
LVIP Delaware Social Awareness Fund - Service Class	33,998,069	33,998,069	33,998,069
LVIP Delaware Social Awareness Fund - Standard Class	573,056,593	573,056,593	573,056,593
LVIP Delaware Wealth Builder Fund - Service Class	11,327,806	11,327,806	11,327,806
LVIP Delaware Wealth Builder Fund - Standard Class	78,161,004	78,161,004	78,161,004
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	13,068,250	13,068,250	13,068,250
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	1,005,042,656	1,005,042,656	1,005,042,656
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	864,425	864,425	864,425
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	1,176,894	1,176,894	1,176,894
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	15,644,463	15,644,463	15,644,463
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	8,745,410	8,745,410	8,745,410
LVIP Global Growth Allocation Managed Risk Fund - Service Class	36,988,040	36,988,040	36,988,040
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	12,396,074	12,396,074	12,396,074
LVIP Global Income Fund - Service Class	4,830,032	4,830,032	4,830,032
LVIP Global Income Fund - Standard Class	3,651,895	3,651,895	3,651,895
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	41,081,477	41,081,477	41,081,477
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	16,949,673	16,949,673	16,949,673
LVIP Government Money Market Fund - Service Class	10,356,029	10,356,029	10,356,029
LVIP Government Money Market Fund - Standard Class	37,781,269	37,781,269	37,781,269
LVIP JPMorgan Retirement Income Fund - Service Class	6,927,770	6,927,770	6,927,770
LVIP JPMorgan Retirement Income Fund - Standard Class	154,616,900	154,616,900	154,616,900
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	1,451,129	1,451,129	1,451,129
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	1,164,560	1,164,560	1,164,560
LVIP MFS International Growth Fund - Service Class	325,792	325,792	325,792
LVIP MFS Value Fund - Service Class	1,521,666	1,521,666	1,521,666
LVIP Mondrian International Value Fund - Service Class	17,093,013	17,093,013	17,093,013
LVIP Mondrian International Value Fund - Standard Class	122,872,598	122,872,598	122,872,598
LVIP SSGA Bond Index Fund - Service Class	5,924,527	5,924,527	5,924,527
LVIP SSGA Bond Index Fund - Standard Class	10,081,165	10,081,165	10,081,165
LVIP SSGA Developed International 150 Fund - Service Class	61,873	61,873	61,873
LVIP SSGA Emerging Markets 100 Fund - Service Class	11,391,132	11,391,132	11,391,132
LVIP SSGA Emerging Markets 100 Fund - Standard Class	16,042,019	16,042,019	16,042,019
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	11,347,217	11,347,217	11,347,217
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	5,010,576	5,010,576	5,010,576
LVIP SSGA International Index Fund - Service Class	4,911,367	4,911,367	4,911,367
LVIP SSGA International Index Fund - Standard Class	4,325,769	4,325,769	4,325,769
LVIP SSGA International Managed Volatility Fund - Service Class	955,450	955,450	955,450
LVIP SSGA International Managed Volatility Fund - Standard Class	661,624	661,624	661,624
LVIP SSGA Large Cap 100 Fund - Service Class	359,105	359,105	359,105
LVIP SSGA S&P 500 Index Fund - Service Class	124,013,698	124,013,698	124,013,698
LVIP SSGA S&P 500 Index Fund - Standard Class	396,000,010	396,000,010	396,000,010
LVIP SSGA Small-Cap Index Fund - Service Class	18,924,296	18,924,296	18,924,296
LVIP SSGA Small-Cap Index Fund - Standard Class	39,456,741	39,456,741	39,456,741
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	1,054,789	1,054,789	1,054,789
LVIP T. Rowe Price 2010 Fund - Service Class	1,999,607	1,999,607	1,999,607
LVIP T. Rowe Price 2010 Fund - Standard Class	2,538,326	2,538,326	2,538,326
LVIP T. Rowe Price 2020 Fund - Service Class	12,427,044	12,427,044	12,427,044
LVIP T. Rowe Price 2020 Fund - Standard Class	10,361,489	10,361,489	10,361,489

See accompanying notes.

Lincoln National Variable Annuity Account C

Statements of assets and liabilities (continued)

December 31, 2020

Subaccount	Investments	Total Assets	Net Assets
LVIP T. Rowe Price 2030 Fund - Service Class	$29,761,908	$29,761,908	$29,761,908
LVIP T. Rowe Price 2030 Fund - Standard Class	12,154,472	12,154,472	12,154,472
LVIP T. Rowe Price 2040 Fund - Service Class	32,264,841	32,264,841	32,264,841
LVIP T. Rowe Price 2040 Fund - Standard Class	3,614,383	3,614,383	3,614,383
LVIP T. Rowe Price 2050 Fund - Service Class	20,276,562	20,276,562	20,276,562
LVIP T. Rowe Price 2050 Fund - Standard Class	1,026,741	1,026,741	1,026,741
LVIP T. Rowe Price 2060 Fund - Service Class	76,554	76,554	76,554
LVIP T. Rowe Price 2060 Fund - Standard Class	32,486	32,486	32,486
LVIP T. Rowe Price Growth Stock Fund - Service Class	919,446	919,446	919,446
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	33,627,521	33,627,521	33,627,521
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	239,770,908	239,770,908	239,770,908
LVIP Vanguard Domestic Equity ETF Fund - Service Class	26,776,243	26,776,243	26,776,243
LVIP Vanguard International Equity ETF Fund - Service Class	14,687,575	14,687,575	14,687,575
LVIP Wellington Capital Growth Fund - Service Class	676,322	676,322	676,322
LVIP Wellington Mid-Cap Value Fund - Service Class	206,548	206,548	206,548
MFS® VIT Total Return Series - Initial Class	1,273,421	1,273,421	1,273,421
MFS® VIT Utilities Series - Initial Class	108,444,068	108,444,068	108,444,068
MFS® VIT Utilities Series - Service Class	40,091,325	40,091,325	40,091,325
MFS® VIT II Core Equity Portfolio - Initial Class	74,518	74,518	74,518
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	177,150	177,150	177,150
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	179,678	179,678	179,678
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	66,594	66,594	66,594
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	13,423	13,423	13,423
PIMCO VIT Total Return Portfolio - Administrative Class	19,628,472	19,628,472	19,628,472
Putnam VT Global Health Care Fund - Class IB	58,794	58,794	58,794
Templeton Global Bond VIP Fund - Class 2	1,877,049	1,877,049	1,877,049
Wells Fargo VT Omega Growth Fund - Class 2	151,870	151,870	151,870
Wells Fargo VT Small Cap Growth Fund - Class 2	411,230	411,230	411,230

See accompanying notes.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Lincoln National Variable Annuity Account C

Statements of operations

Year Ended December 31, 2020

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net realized Gain (Loss) on Investments
AB VPS Global Thematic Growth Portfolio - Class B	$114,412	$(255,337)	$(140,925)	$1,388,508
AB VPS International Value Portfolio - Class B	1,252	(948)	304	(4,227)
AB VPS Small/Mid Cap Value Portfolio - Class A	5,208	(5,417)	(209)	(14,227)
American Century VP Inflation Protection Fund - Class II	59,858	(56,225)	3,633	(21,824)
American Century VP International Fund - Class I	187	(210)	(23)	784
American Funds Global Growth Fund - Class 2	453,019	(1,306,525)	(853,506)	4,220,914
American Funds Growth Fund - Class 2	2,768,723	(8,828,364)	(6,059,641)	29,937,195
American Funds Growth-Income Fund - Class 2	3,940,475	(3,002,694)	937,781	5,267,452
American Funds International Fund - Class 2	1,213,879	(1,888,092)	(674,213)	2,205,402
BlackRock Global Allocation V.I. Fund - Class I	196,418	(157,137)	39,281	242,161
BlackRock Global Allocation V.I. Fund - Class III	194,821	(157,697)	37,124	51,051
Delaware VIP® Diversified Income Series - Service Class	1,158,606	(509,763)	648,843	277,642
Delaware VIP® Diversified Income Series - Standard Class	1,989,592	(746,989)	1,242,603	800,042
Delaware VIP® Emerging Markets Series - Service Class	7,759	(19,280)	(11,521)	51,906
Delaware VIP® High Yield Series - Service Class	684,495	(120,255)	564,240	(149,226)
Delaware VIP® High Yield Series - Standard Class	1,205,383	(201,044)	1,004,339	(500,103)
Delaware VIP® Limited-Term Diversified Income Series - Service Class	28,737	(23,120)	5,617	8,274
Delaware VIP® REIT Series - Service Class	351,362	(209,159)	142,203	(229,220)
Delaware VIP® REIT Series - Standard Class	1,430,189	(705,267)	724,922	(1,198,349)
Delaware VIP® Small Cap Value Series - Service Class	1,613,248	(1,540,775)	72,473	(1,077,292)
Delaware VIP® Smid Cap Core Series - Service Class	72,198	(258,012)	(185,814)	(536,039)
Delaware VIP® Smid Cap Core Series - Standard Class	1,069,560	(1,921,623)	(852,063)	(2,500,986)
Delaware VIP® U.S. Growth Series - Service Class	—	(2,157)	(2,157)	9,743
Delaware VIP® Value Series - Service Class	556,911	(311,642)	245,269	371,915
Delaware VIP® Value Series - Standard Class	2,696,264	(1,217,781)	1,478,483	3,295,376
DWS Alternative Asset Allocation VIP Portfolio - Class A	43,740	(15,600)	28,140	(29,225)
DWS Alternative Asset Allocation VIP Portfolio - Class B	41,747	(16,934)	24,813	(25,161)
DWS Equity 500 Index VIP Portfolio - Class A	2,979	(965)	2,014	5,450
DWS Small Cap Index VIP Portfolio - Class A	6,801	(7,506)	(705)	(13,611)
Fidelity® VIP Contrafund® Portfolio - Service Class	323,685	(2,227,452)	(1,903,767)	9,143,304
Fidelity® VIP Contrafund® Portfolio - Service Class 2	67,797	(884,210)	(816,413)	2,263,217
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	43,490	(30,491)	12,999	(31,680)
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	12,349	(8,810)	3,539	(3,966)
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	80,927	(50,129)	30,798	33,471
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	29,764	(25,942)	3,822	20,798
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	37,764	(29,993)	7,771	(42,753)
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	27,837	(24,775)	3,062	45,093
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	29,415	(23,363)	6,052	25,732
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	19,433	(22,522)	(3,089)	44,593
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	10,691	(9,682)	1,009	33,345
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	22,094	(23,336)	(1,242)	7,434
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	5,677	(6,209)	(532)	6,914
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	21,868	(23,574)	(1,706)	2,006
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	4,902	(5,782)	(880)	30,589
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	51,776	(58,337)	(6,561)	30,261
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	145	(74)	71	7
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2	3,570	(3,641)	(71)	10,156
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	1,646	(1,303)	343	4,163
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2	4,473	(3,369)	1,104	(2,625)
Fidelity® VIP Growth Portfolio - Service Class	72,985	(1,224,637)	(1,151,652)	5,374,091
Fidelity® VIP Growth Portfolio - Service Class 2	14,751	(378,683)	(363,932)	1,047,327
Fidelity® VIP Mid Cap Portfolio - Service Class 2	7,804	(24,175)	(16,371)	(22,059)
Franklin Income VIP Fund - Class 2	74,412	(16,460)	57,952	(18,896)
Franklin Mutual Shares VIP Fund - Class 2	33,238	(15,021)	18,217	(18,606)
Invesco V.I. Core Equity Fund - Series I Shares	2	(3)	(1)	3
Invesco V.I. International Growth Fund - Series I Shares	879	(467)	412	85
Janus Henderson Global Research Portfolio - Institutional Shares	3,148	(2,463)	685	5,841

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
AB VPS Global Thematic Growth Portfolio - Class B	$2,407,875	$3,796,383	$4,928,022	$8,583,480
AB VPS International Value Portfolio - Class B	—	(4,227)	3,789	(134)
AB VPS Small/Mid Cap Value Portfolio - Class A	23,840	9,613	15,677	25,081
American Century VP Inflation Protection Fund - Class II	—	(21,824)	357,920	339,729
American Century VP International Fund - Class I	564	1,348	7,989	9,314
American Funds Global Growth Fund - Class 2	3,626,444	7,847,358	27,277,994	34,271,846
American Funds Growth Fund - Class 2	20,684,945	50,622,140	332,556,671	377,119,170
American Funds Growth-Income Fund - Class 2	7,790,094	13,057,546	20,523,161	34,518,488
American Funds International Fund - Class 2	—	2,205,402	21,256,189	22,787,378
BlackRock Global Allocation V.I. Fund - Class I	804,596	1,046,757	1,704,577	2,790,615
BlackRock Global Allocation V.I. Fund - Class III	947,422	998,473	1,736,168	2,771,765
Delaware VIP® Diversified Income Series - Service Class	—	277,642	3,286,309	4,212,794
Delaware VIP® Diversified Income Series - Standard Class	—	800,042	4,749,883	6,792,528
Delaware VIP® Emerging Markets Series - Service Class	29,113	81,019	279,140	348,638
Delaware VIP® High Yield Series - Service Class	—	(149,226)	270,669	685,683
Delaware VIP® High Yield Series - Standard Class	—	(500,103)	512,996	1,017,232
Delaware VIP® Limited-Term Diversified Income Series - Service Class	—	8,274	40,823	54,714
Delaware VIP® REIT Series - Service Class	1,120,285	891,065	(4,053,134)	(3,019,866)
Delaware VIP® REIT Series - Standard Class	3,775,698	2,577,349	(13,916,449)	(10,614,178)
Delaware VIP® Small Cap Value Series - Service Class	9,198,075	8,120,783	(18,250,654)	(10,057,398)
Delaware VIP® Smid Cap Core Series - Service Class	663,402	127,363	2,653,989	2,595,538
Delaware VIP® Smid Cap Core Series - Standard Class	4,569,087	2,068,101	16,319,064	17,535,102
Delaware VIP® U.S. Growth Series - Service Class	6,273	16,016	39,237	53,096
Delaware VIP® Value Series - Service Class	1,520,928	1,892,843	(2,638,583)	(500,471)
Delaware VIP® Value Series - Standard Class	6,225,749	9,521,125	(14,126,377)	(3,126,769)
DWS Alternative Asset Allocation VIP Portfolio - Class A	—	(29,225)	50,603	49,518
DWS Alternative Asset Allocation VIP Portfolio - Class B	—	(25,161)	62,635	62,287
DWS Equity 500 Index VIP Portfolio - Class A	10,453	15,903	11,805	29,722
DWS Small Cap Index VIP Portfolio - Class A	62,933	49,322	20,089	68,706
Fidelity® VIP Contrafund® Portfolio - Service Class	1,134,558	10,277,862	48,204,094	56,578,189
Fidelity® VIP Contrafund® Portfolio - Service Class 2	461,268	2,724,485	21,226,800	23,134,872
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	145,470	113,790	297,560	424,349
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	38,229	34,263	104,526	142,328
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	197,340	230,811	618,477	880,086
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	95,005	115,803	339,919	459,544
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	149,818	107,065	310,350	425,186
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	95,738	140,831	312,796	456,689
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	81,449	107,181	406,592	519,825
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	88,979	133,572	279,930	410,413
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	37,121	70,466	171,259	242,734
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	103,194	110,628	415,204	524,590
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	28,763	35,677	79,608	114,753
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	96,508	98,514	419,223	516,031
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	25,747	56,336	43,715	99,171
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	220,134	250,395	1,048,528	1,292,362
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	487	494	2,666	3,231
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2	14,096	24,252	64,745	88,926
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	5,981	10,144	23,970	34,457
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2	18,363	15,738	89,497	106,339
Fidelity® VIP Growth Portfolio - Service Class	11,332,096	16,706,187	29,064,069	44,618,604
Fidelity® VIP Growth Portfolio - Service Class 2	3,455,587	4,502,914	9,742,804	13,881,786
Fidelity® VIP Mid Cap Portfolio - Service Class 2	—	(22,059)	345,977	307,547
Franklin Income VIP Fund - Class 2	1,054	(17,842)	(59,220)	(19,110)
Franklin Mutual Shares VIP Fund - Class 2	46,209	27,603	(105,863)	(60,043)
Invesco V.I. Core Equity Fund - Series I Shares	45	48	(23)	24
Invesco V.I. International Growth Fund - Series I Shares	846	931	3,386	4,729
Janus Henderson Global Research Portfolio - Institutional Shares	22,797	28,638	53,002	82,325

Lincoln National Variable Annuity Account C

Statements of operations (continued)

Year Ended December 31, 2020

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net realized Gain (Loss) on Investments
LVIP Baron Growth Opportunities Fund - Service Class	$—	$(1,909,302)	$(1,909,302)	$13,597,175
LVIP BlackRock Advantage Allocation Fund - Service Class	191,329	(132,637)	58,692	(132,191)
LVIP BlackRock Advantage Allocation Fund - Standard Class	67,142	(42,927)	24,215	(115,091)
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	131,687	(70,768)	60,919	93,841
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	3,743,387	(1,823,578)	1,919,809	3,062,733
LVIP BlackRock Global Real Estate Fund - Service Class	262,540	(52,113)	210,427	(28,574)
LVIP BlackRock Global Real Estate Fund - Standard Class	341,129	(66,397)	274,732	(4,400)
LVIP BlackRock Inflation Protected Bond Fund - Service Class	8,753	(53,083)	(44,330)	(33,465)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	16,103	(99,512)	(83,409)	(89,278)
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	5,864	(38,312)	(32,448)	115,980
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	783,332	(2,181,479)	(1,398,147)	10,309,428
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	—	(12,471)	(12,471)	34,814
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	—	(21,549)	(21,549)	99,653
LVIP Delaware Bond Fund - Service Class	518,829	(253,476)	265,353	172,421
LVIP Delaware Bond Fund - Standard Class	3,631,827	(1,618,066)	2,013,761	1,817,490
LVIP Delaware Diversified Floating Rate Fund - Service Class	61,197	(51,353)	9,844	(21,034)
LVIP Delaware Mid Cap Value Fund - Service Class	781,876	(321,370)	460,506	(874,266)
LVIP Delaware Mid Cap Value Fund - Standard Class	8,389,411	(3,130,677)	5,258,734	(5,553,218)
LVIP Delaware Social Awareness Fund - Service Class	291,251	(296,098)	(4,847)	236,504
LVIP Delaware Social Awareness Fund - Standard Class	6,618,490	(5,123,028)	1,495,462	9,353,742
LVIP Delaware Wealth Builder Fund - Service Class	188,454	(106,324)	82,130	(254,894)
LVIP Delaware Wealth Builder Fund - Standard Class	1,477,649	(766,722)	710,927	(1,192,720)
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	137,066	(113,131)	23,935	70,116
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	13,504,028	(8,899,206)	4,604,822	9,288,529
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	6,415	(8,031)	(1,616)	6,978
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	11,390	(10,946)	444	2,117
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	286,269	(152,880)	133,389	136,294
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	180,931	(95,568)	85,363	188,526
LVIP Global Growth Allocation Managed Risk Fund - Service Class	679,238	(382,388)	296,850	525,741
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	257,375	(126,729)	130,646	285,564
LVIP Global Income Fund - Service Class	66,380	(51,846)	14,534	20,290
LVIP Global Income Fund - Standard Class	61,384	(39,489)	21,895	35,355
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	714,258	(415,733)	298,525	722,333
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	335,009	(179,502)	155,507	393,470
LVIP Government Money Market Fund - Service Class	15,623	(93,657)	(78,034)	—
LVIP Government Money Market Fund - Standard Class	97,861	(386,640)	(288,779)	(14)
LVIP JPMorgan Retirement Income Fund - Service Class	150,623	(67,101)	83,522	(105,865)
LVIP JPMorgan Retirement Income Fund - Standard Class	3,718,433	(1,509,361)	2,209,072	(1,992,978)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	12,159	(11,885)	274	3,700
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	12,319	(10,894)	1,425	(22,941)
LVIP MFS International Growth Fund - Service Class	2,091	(4,076)	(1,985)	13,931
LVIP MFS Value Fund - Service Class	19,990	(15,793)	4,197	74,276
LVIP Mondrian International Value Fund - Service Class	337,100	(156,359)	180,741	(266,526)
LVIP Mondrian International Value Fund - Standard Class	2,710,781	(1,185,907)	1,524,874	(564,166)
LVIP SSGA Bond Index Fund - Service Class	110,105	(60,320)	49,785	95,484
LVIP SSGA Bond Index Fund - Standard Class	218,615	(105,749)	112,866	216,363
LVIP SSGA Developed International 150 Fund - Service Class	1,357	(814)	543	(10,758)
LVIP SSGA Emerging Markets 100 Fund - Service Class	326,488	(96,491)	229,997	(295,933)
LVIP SSGA Emerging Markets 100 Fund - Standard Class	503,008	(145,751)	357,257	(920,073)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	170,520	(113,571)	56,949	98,333
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	87,231	(48,211)	39,020	12,757
LVIP SSGA International Index Fund - Service Class	96,419	(42,526)	53,893	24,475
LVIP SSGA International Index Fund - Standard Class	96,133	(37,266)	58,867	34,751
LVIP SSGA International Managed Volatility Fund - Service Class	14,818	(8,063)	6,755	(5,922)
LVIP SSGA International Managed Volatility Fund - Standard Class	11,908	(7,615)	4,293	(47,462)
LVIP SSGA Large Cap 100 Fund - Service Class	8,163	(3,079)	5,084	(1,657)
LVIP SSGA S&P 500 Index Fund - Service Class	1,501,536	(1,080,052)	421,484	2,975,330

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP Baron Growth Opportunities Fund - Service Class	$4,157,268	$17,754,443	$41,049,047	$56,894,188
LVIP BlackRock Advantage Allocation Fund - Service Class	844,737	712,546	753,468	1,524,706
LVIP BlackRock Advantage Allocation Fund - Standard Class	260,839	145,748	282,227	452,190
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	16,929	110,770	(258,920)	(87,231)
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	428,128	3,490,861	(7,335,719)	(1,925,049)
LVIP BlackRock Global Real Estate Fund - Service Class	179,471	150,897	(587,323)	(225,999)
LVIP BlackRock Global Real Estate Fund - Standard Class	226,283	221,883	(862,028)	(365,413)
LVIP BlackRock Inflation Protected Bond Fund - Service Class	—	(33,465)	280,156	202,361
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	—	(89,278)	568,117	395,430
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	67,185	183,165	672,275	822,992
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	3,407,674	13,717,102	33,125,609	45,444,564
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	—	34,814	264,758	287,101
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	—	99,653	440,603	518,707
LVIP Delaware Bond Fund - Service Class	534,592	707,013	1,035,918	2,008,284
LVIP Delaware Bond Fund - Standard Class	3,203,114	5,020,604	6,103,900	13,138,265
LVIP Delaware Diversified Floating Rate Fund - Service Class	—	(21,034)	7,980	(3,210)
LVIP Delaware Mid Cap Value Fund - Service Class	364,061	(510,205)	(820,741)	(870,440)
LVIP Delaware Mid Cap Value Fund - Standard Class	3,480,935	(2,072,283)	(12,988,704)	(9,802,253)
LVIP Delaware Social Awareness Fund - Service Class	1,960,478	2,196,982	3,010,693	5,202,828
LVIP Delaware Social Awareness Fund - Standard Class	32,925,244	42,278,986	45,132,802	88,907,250
LVIP Delaware Wealth Builder Fund - Service Class	123,340	(131,554)	490,080	440,656
LVIP Delaware Wealth Builder Fund - Standard Class	876,185	(316,535)	2,716,263	3,110,655
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	479,370	549,486	1,137,672	1,711,093
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	36,671,716	45,960,245	78,416,950	128,982,017
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	—	6,978	86,475	91,837
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	—	2,117	123,000	125,561
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	292,238	428,532	265,182	827,103
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	174,841	363,367	(10,785)	437,945
LVIP Global Growth Allocation Managed Risk Fund - Service Class	303,720	829,461	339,792	1,466,103
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	103,336	388,900	(7,920)	511,626
LVIP Global Income Fund - Service Class	6,671	26,961	196,231	237,726
LVIP Global Income Fund - Standard Class	5,559	40,914	145,964	208,773
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	529,855	1,252,188	184,490	1,735,203
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	221,325	614,795	(49,915)	720,387
LVIP Government Money Market Fund - Service Class	385	385	—	(77,649)
LVIP Government Money Market Fund - Standard Class	1,431	1,417	14	(287,348)
LVIP JPMorgan Retirement Income Fund - Service Class	77,881	(27,984)	475,866	531,404
LVIP JPMorgan Retirement Income Fund - Standard Class	1,735,278	(257,700)	10,044,428	11,995,800
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	—	3,700	38,269	42,243
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	—	(22,941)	4,935	(16,581)
LVIP MFS International Growth Fund - Service Class	1,796	15,727	20,846	34,588
LVIP MFS Value Fund - Service Class	251	74,527	(60,821)	17,903
LVIP Mondrian International Value Fund - Service Class	405,922	139,396	(1,540,820)	(1,220,683)
LVIP Mondrian International Value Fund - Standard Class	2,982,058	2,417,892	(14,448,101)	(10,505,335)
LVIP SSGA Bond Index Fund - Service Class	—	95,484	152,188	297,457
LVIP SSGA Bond Index Fund - Standard Class	—	216,363	274,946	604,175
LVIP SSGA Developed International 150 Fund - Service Class	—	(10,758)	675	(9,540)
LVIP SSGA Emerging Markets 100 Fund - Service Class	—	(295,933)	293,612	227,676
LVIP SSGA Emerging Markets 100 Fund - Standard Class	—	(920,073)	513,948	(48,868)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	370,679	469,012	27,566	553,527
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	165,219	177,976	46,049	263,045
LVIP SSGA International Index Fund - Service Class	—	24,475	281,427	359,795
LVIP SSGA International Index Fund - Standard Class	—	34,751	201,370	294,988
LVIP SSGA International Managed Volatility Fund - Service Class	—	(5,922)	(15,709)	(14,876)
LVIP SSGA International Managed Volatility Fund - Standard Class	—	(47,462)	(27,668)	(70,837)
LVIP SSGA Large Cap 100 Fund - Service Class	6,642	4,985	13,819	23,888
LVIP SSGA S&P 500 Index Fund - Service Class	1,550,534	4,525,864	13,031,985	17,979,333

Lincoln National Variable Annuity Account C

Statements of operations (continued)

Year Ended December 31, 2020

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net realized Gain (Loss) on Investments
LVIP SSGA S&P 500 Index Fund - Standard Class	$5,656,043	$(3,589,822)	$2,066,221	$17,270,640
LVIP SSGA Small-Cap Index Fund - Service Class	127,556	(155,166)	(27,610)	396,001
LVIP SSGA Small-Cap Index Fund - Standard Class	343,082	(326,146)	16,936	755,311
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	22,851	(9,008)	13,843	(1,835)
LVIP T. Rowe Price 2010 Fund - Service Class	35,772	(18,191)	17,581	(80,442)
LVIP T. Rowe Price 2010 Fund - Standard Class	51,644	(23,058)	28,586	(78,620)
LVIP T. Rowe Price 2020 Fund - Service Class	244,832	(114,858)	129,974	(186,391)
LVIP T. Rowe Price 2020 Fund - Standard Class	229,263	(98,492)	130,771	(225,498)
LVIP T. Rowe Price 2030 Fund - Service Class	522,077	(259,724)	262,353	(72,238)
LVIP T. Rowe Price 2030 Fund - Standard Class	239,648	(105,894)	133,754	(18,725)
LVIP T. Rowe Price 2040 Fund - Service Class	524,618	(274,601)	250,017	(39,972)
LVIP T. Rowe Price 2040 Fund - Standard Class	64,921	(33,969)	30,952	(22,826)
LVIP T. Rowe Price 2050 Fund - Service Class	322,636	(169,175)	153,461	59,804
LVIP T. Rowe Price 2050 Fund - Standard Class	18,373	(9,478)	8,895	(12,909)
LVIP T. Rowe Price 2060 Fund - Service Class	1,253	(143)	1,110	160
LVIP T. Rowe Price 2060 Fund - Standard Class	571	(118)	453	840
LVIP T. Rowe Price Growth Stock Fund - Service Class	—	(9,208)	(9,208)	90,034
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	—	(275,788)	(275,788)	957,522
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	—	(2,011,748)	(2,011,748)	10,678,440
LVIP Vanguard Domestic Equity ETF Fund - Service Class	273,712	(234,149)	39,563	1,152,773
LVIP Vanguard International Equity ETF Fund - Service Class	254,259	(129,551)	124,708	85,519
LVIP Wellington Capital Growth Fund - Service Class	—	(4,218)	(4,218)	14,091
LVIP Wellington Mid-Cap Value Fund - Service Class	1,228	(2,450)	(1,222)	16,888
MFS® VIT Total Return Series - Initial Class	27,082	(14,715)	12,367	18,564
MFS® VIT Utilities Series - Initial Class	2,592,456	(1,071,252)	1,521,204	3,061,690
MFS® VIT Utilities Series - Service Class	832,144	(378,119)	454,025	642,472
MFS® VIT II Core Equity Portfolio - Initial Class	427	(587)	(160)	(12)
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	—	(763)	(763)	(8)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	1,224	(1,284)	(60)	(2,473)
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	345	(306)	39	688
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	985	(144)	841	(4,908)
PIMCO VIT Total Return Portfolio - Administrative Class	396,716	(190,690)	206,026	146,217
Putnam VT Global Health Care Fund - Class IB	232	(481)	(249)	245
Templeton Global Bond VIP Fund - Class 2	159,854	(25,334)	134,520	(70,306)
Wells Fargo VT Omega Growth Fund - Class 2	—	(1,193)	(1,193)	10,145
Wells Fargo VT Small Cap Growth Fund - Class 2	—	(3,914)	(3,914)	20,488

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP SSGA S&P 500 Index Fund - Standard Class	$5,011,369	$22,282,009	$33,345,427	$57,693,657
LVIP SSGA Small-Cap Index Fund - Service Class	654,300	1,050,301	1,964,568	2,987,259
LVIP SSGA Small-Cap Index Fund - Standard Class	1,372,217	2,127,528	3,461,141	5,605,605
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	—	(1,835)	182,191	194,199
LVIP T. Rowe Price 2010 Fund - Service Class	35,950	(44,492)	201,876	174,965
LVIP T. Rowe Price 2010 Fund - Standard Class	52,106	(26,514)	262,122	264,194
LVIP T. Rowe Price 2020 Fund - Service Class	243,500	57,109	1,090,521	1,277,604
LVIP T. Rowe Price 2020 Fund - Standard Class	209,632	(15,866)	969,289	1,084,194
LVIP T. Rowe Price 2030 Fund - Service Class	462,844	390,606	2,944,298	3,597,257
LVIP T. Rowe Price 2030 Fund - Standard Class	193,433	174,708	1,193,345	1,501,807
LVIP T. Rowe Price 2040 Fund - Service Class	449,329	409,357	3,662,752	4,322,126
LVIP T. Rowe Price 2040 Fund - Standard Class	53,408	30,582	408,849	470,383
LVIP T. Rowe Price 2050 Fund - Service Class	288,803	348,607	2,290,198	2,792,266
LVIP T. Rowe Price 2050 Fund - Standard Class	16,744	3,835	121,081	133,811
LVIP T. Rowe Price 2060 Fund - Service Class	259	419	4,811	6,340
LVIP T. Rowe Price 2060 Fund - Standard Class	110	950	3,228	4,631
LVIP T. Rowe Price Growth Stock Fund - Service Class	34,261	124,295	146,240	261,327
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	1,922,858	2,880,380	5,245,680	7,850,272
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	13,267,790	23,946,230	34,672,169	56,606,651
LVIP Vanguard Domestic Equity ETF Fund - Service Class	72,499	1,225,272	2,953,805	4,218,640
LVIP Vanguard International Equity ETF Fund - Service Class	—	85,519	1,030,164	1,240,391
LVIP Wellington Capital Growth Fund - Service Class	48,693	62,784	71,780	130,346
LVIP Wellington Mid-Cap Value Fund - Service Class	11,819	28,707	(28,734)	(1,249)
MFS® VIT Total Return Series - Initial Class	31,383	49,947	29,748	92,062
MFS® VIT Utilities Series - Initial Class	2,703,299	5,764,989	(3,291,783)	3,994,410
MFS® VIT Utilities Series - Service Class	984,597	1,627,069	(550,054)	1,531,040
MFS® VIT II Core Equity Portfolio - Initial Class	2,949	2,937	7,572	10,349
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	7,162	7,154	43,327	49,718
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	—	(2,473)	2,826	293
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	2,370	3,058	7,771	10,868
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	—	(4,908)	3,517	(550)
PIMCO VIT Total Return Portfolio - Administrative Class	208,606	354,823	790,967	1,351,816
Putnam VT Global Health Care Fund - Class IB	4,375	4,620	2,767	7,138
Templeton Global Bond VIP Fund - Class 2	—	(70,306)	(202,124)	(137,910)
Wells Fargo VT Omega Growth Fund - Class 2	9,838	19,983	14,171	32,961
Wells Fargo VT Small Cap Growth Fund - Class 2	21,206	41,694	123,445	161,225

Lincoln National Variable Annuity Account C

Statements of changes in net assets

Years Ended December 31, 2019 and 2020

	AB VPS Global Thematic Growth Portfolio - Class B Subaccount	AB VPS International Value Portfolio - Class B Subaccount	AB VPS Small/Mid Cap Value Portfolio - Class A Subaccount	American Century VP Inflation Protection Fund - Class II Subaccount	American Century VP International Fund - Class I Subaccount	American Funds Global Growth Fund - Class 2 Subaccount	American Funds Growth Fund - Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2019	$20,318,427	$105,854	$620,419	$5,002,241	$28,834	$106,244,809	$688,824,758
Changes From Operations:
• Net investment income (loss)	(189,966)	(347)	(3,510)	49,418	105	97,283	(2,062,649)
• Net realized gain (loss) on investments	2,273,453	(2,612)	68,421	(69,053)	1,807	9,573,307	95,751,709
• Net change in unrealized appreciation or depreciation on investments	3,479,051	18,733	43,999	374,632	6,278	24,608,770	98,900,118
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	5,562,538	15,774	108,910	354,997	8,190	34,279,360	192,589,178
Changes From Unit Transactions:
• Net unit transactions	(2,040,359)	(13,648)	(165,215)	(728,186)	1,338	(12,755,271)	(82,990,366)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,040,359)	(13,648)	(165,215)	(728,186)	1,338	(12,755,271)	(82,990,366)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,522,179	2,126	(56,305)	(373,189)	9,528	21,524,089	109,598,812
NET ASSETS AT DECEMBER 31, 2019	23,840,606	107,980	564,114	4,629,052	38,362	127,768,898	798,423,570
Changes From Operations:
• Net investment income (loss)	(140,925)	304	(209)	3,633	(23)	(853,506)	(6,059,641)
• Net realized gain (loss) on investments	3,796,383	(4,227)	9,613	(21,824)	1,348	7,847,358	50,622,140
• Net change in unrealized appreciation or depreciation on investments	4,928,022	3,789	15,677	357,920	7,989	27,277,994	332,556,671
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	8,583,480	(134)	25,081	339,729	9,314	34,271,846	377,119,170
Changes From Unit Transactions:
• Net unit transactions	11,865	(16,166)	(46,601)	(401,447)	(2,962)	(11,436,675)	(83,696,147)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	11,865	(16,166)	(46,601)	(401,447)	(2,962)	(11,436,675)	(83,696,147)
TOTAL INCREASE (DECREASE) IN NET ASSETS	8,595,345	(16,300)	(21,520)	(61,718)	6,352	22,835,171	293,423,023
NET ASSETS AT DECEMBER 31, 2020	$32,435,951	$91,680	$542,594	$4,567,334	$44,714	$150,604,069	$1,091,846,593

See accompanying notes.

	American Funds Growth-Income Fund - Class 2 Subaccount	American Funds International Fund - Class 2 Subaccount	BlackRock Global Allocation V.I. Fund - Class I Subaccount	BlackRock Global Allocation V.I. Fund - Class III Subaccount	Delaware VIP® Diversified Income Series - Service Class Subaccount	Delaware VIP® Diversified Income Series - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$277,815,739	$195,409,725	$17,862,062	$13,846,032	$43,976,516	$70,917,059
Changes From Operations:
• Net investment income (loss)	1,840,994	830,446	26,960	29,321	695,568	1,329,465
• Net realized gain (loss) on investments	35,871,806	7,825,653	701,582	526,560	1,177	323,186
• Net change in unrealized appreciation or depreciation on investments	28,347,975	31,567,008	1,973,436	1,634,503	3,123,820	4,712,425
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	66,060,775	40,223,107	2,701,978	2,190,384	3,820,565	6,365,076
Changes From Unit Transactions:
• Net unit transactions	(30,921,114)	(22,910,907)	(4,007,438)	(1,155,824)	(1,842,282)	(5,855,541)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(30,921,114)	(22,910,907)	(4,007,438)	(1,155,824)	(1,842,282)	(5,855,541)
TOTAL INCREASE (DECREASE) IN NET ASSETS	35,139,661	17,312,200	(1,305,460)	1,034,560	1,978,283	509,535
NET ASSETS AT DECEMBER 31, 2019	312,955,400	212,721,925	16,556,602	14,880,592	45,954,799	71,426,594
Changes From Operations:
• Net investment income (loss)	937,781	(674,213)	39,281	37,124	648,843	1,242,603
• Net realized gain (loss) on investments	13,057,546	2,205,402	1,046,757	998,473	277,642	800,042
• Net change in unrealized appreciation or depreciation on investments	20,523,161	21,256,189	1,704,577	1,736,168	3,286,309	4,749,883
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	34,518,488	22,787,378	2,790,615	2,771,765	4,212,794	6,792,528
Changes From Unit Transactions:
• Net unit transactions	(31,412,244)	(21,910,742)	(2,261,168)	(658,686)	(1,229,831)	(5,562,778)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(31,412,244)	(21,910,742)	(2,261,168)	(658,686)	(1,229,831)	(5,562,778)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,106,244	876,636	529,447	2,113,079	2,982,963	1,229,750
NET ASSETS AT DECEMBER 31, 2020	$316,061,644	$213,598,561	$17,086,049	$16,993,671	$48,937,762	$72,656,344

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	Delaware VIP® Emerging Markets Series - Service Class Subaccount	Delaware VIP® High Yield Series - Service Class Subaccount	Delaware VIP® High Yield Series - Standard Class Subaccount	Delaware VIP® Limited-Term Diversified Income Series - Service Class Subaccount	Delaware VIP® REIT Series - Service Class Subaccount	Delaware VIP® REIT Series - Standard Class Subaccount	Delaware VIP® Small Cap Value Series - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$1,577,272	$11,137,389	$20,868,680	$1,771,731	$20,515,648	$78,708,814	$180,417,414
Changes From Operations:
• Net investment income (loss)	(12,553)	619,108	1,219,082	21,959	201,518	1,003,133	(441,460)
• Net realized gain (loss) on investments	66,352	(175,316)	(348,133)	(4,078)	139,546	613,447	19,454,470
• Net change in unrealized appreciation or depreciation on investments	241,145	1,176,977	2,216,290	46,438	4,800,767	17,826,458	26,546,573
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	294,944	1,620,769	3,087,239	64,319	5,141,831	19,443,038	45,559,583
Changes From Unit Transactions:
• Net unit transactions	(189,993)	(288,570)	(2,111,216)	(58,183)	(211,698)	(8,999,233)	(22,710,880)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(189,993)	(288,570)	(2,111,216)	(58,183)	(211,698)	(8,999,233)	(22,710,880)
TOTAL INCREASE (DECREASE) IN NET ASSETS	104,951	1,332,199	976,023	6,136	4,930,133	10,443,805	22,848,703
NET ASSETS AT DECEMBER 31, 2019	1,682,223	12,469,588	21,844,703	1,777,867	25,445,781	89,152,619	203,266,117
Changes From Operations:
• Net investment income (loss)	(11,521)	564,240	1,004,339	5,617	142,203	724,922	72,473
• Net realized gain (loss) on investments	81,019	(149,226)	(500,103)	8,274	891,065	2,577,349	8,120,783
• Net change in unrealized appreciation or depreciation on investments	279,140	270,669	512,996	40,823	(4,053,134)	(13,916,449)	(18,250,654)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	348,638	685,683	1,017,232	54,714	(3,019,866)	(10,614,178)	(10,057,398)
Changes From Unit Transactions:
• Net unit transactions	(261,599)	(412,016)	(3,078,951)	231,440	(1,295,832)	(11,100,108)	(18,897,522)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(261,599)	(412,016)	(3,078,951)	231,440	(1,295,832)	(11,100,108)	(18,897,522)
TOTAL INCREASE (DECREASE) IN NET ASSETS	87,039	273,667	(2,061,719)	286,154	(4,315,698)	(21,714,286)	(28,954,920)
NET ASSETS AT DECEMBER 31, 2020	$1,769,262	$12,743,255	$19,782,984	$2,064,021	$21,130,083	$67,438,333	$174,311,197

See accompanying notes.

	Delaware VIP® Smid Cap Core Series - Service Class Subaccount	Delaware VIP® Smid Cap Core Series - Standard Class Subaccount	Delaware VIP® U.S. Growth Series - Service Class Subaccount	Delaware VIP® Value Series - Service Class Subaccount	Delaware VIP® Value Series - Standard Class Subaccount	DWS Alternative Asset Allocation VIP Portfolio - Class A Subaccount
NET ASSETS AT JANUARY 1, 2019	$23,005,408	$197,025,578	$127,173	$32,550,972	$144,989,395	$1,765,021
Changes From Operations:
• Net investment income (loss)	(192,187)	(983,470)	(1,746)	167,327	1,202,026	52,741
• Net realized gain (loss) on investments	1,230,055	10,380,324	19,546	3,060,918	16,118,096	(11,295)
• Net change in unrealized appreciation or depreciation on investments	5,352,795	44,178,998	11,805	2,615,903	8,547,820	189,996
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	6,390,663	53,575,852	29,605	5,844,148	25,867,942	231,442
Changes From Unit Transactions:
• Net unit transactions	(123,122)	(25,276,199)	(58,574)	(1,862,266)	(17,986,536)	(201,231)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(123,122)	(25,276,199)	(58,574)	(1,862,266)	(17,986,536)	(201,231)
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,267,541	28,299,653	(28,969)	3,981,882	7,881,406	30,211
NET ASSETS AT DECEMBER 31, 2019	29,272,949	225,325,231	98,204	36,532,854	152,870,801	1,795,232
Changes From Operations:
• Net investment income (loss)	(185,814)	(852,063)	(2,157)	245,269	1,478,483	28,140
• Net realized gain (loss) on investments	127,363	2,068,101	16,016	1,892,843	9,521,125	(29,225)
• Net change in unrealized appreciation or depreciation on investments	2,653,989	16,319,064	39,237	(2,638,583)	(14,126,377)	50,603
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,595,538	17,535,102	53,096	(500,471)	(3,126,769)	49,518
Changes From Unit Transactions:
• Net unit transactions	(1,096,035)	(23,607,821)	54,189	(2,237,526)	(18,829,059)	(356,142)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,096,035)	(23,607,821)	54,189	(2,237,526)	(18,829,059)	(356,142)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,499,503	(6,072,719)	107,285	(2,737,997)	(21,955,828)	(306,624)
NET ASSETS AT DECEMBER 31, 2020	$30,772,452	$219,252,512	$205,489	$33,794,857	$130,914,973	$1,488,608

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	DWS Alternative Asset Allocation VIP Portfolio - Class B Subaccount	DWS Equity 500 Index VIP Portfolio - Class A Subaccount	DWS Small Cap Index VIP Portfolio - Class A Subaccount	Fidelity® VIP Contrafund® Portfolio - Service Class Subaccount	Fidelity® VIP Contrafund® Portfolio - Service Class 2 Subaccount	Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2019	$1,720,271	$145,917	$941,482	$184,278,844	$67,015,844	$1,591,014	$141,413
Changes From Operations:
• Net investment income (loss)	45,917	2,295	(984)	(1,367,749)	(600,856)	24,608	6,815
• Net realized gain (loss) on investments	(11,905)	12,393	110,530	27,924,309	9,657,206	99,133	9,606
• Net change in unrealized appreciation or depreciation on investments	188,022	28,900	98,573	26,049,656	10,511,646	217,978	37,335
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	222,034	43,588	208,119	52,606,216	19,567,996	341,719	53,756
Changes From Unit Transactions:
• Net unit transactions	(130,665)	(7,644)	(201,106)	(27,022,316)	(4,391,047)	713,821	427,252
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(130,665)	(7,644)	(201,106)	(27,022,316)	(4,391,047)	713,821	427,252
TOTAL INCREASE (DECREASE) IN NET ASSETS	91,369	35,944	7,013	25,583,900	15,176,949	1,055,540	481,008
NET ASSETS AT DECEMBER 31, 2019	1,811,640	181,861	948,495	209,862,744	82,192,793	2,646,554	622,421
Changes From Operations:
• Net investment income (loss)	24,813	2,014	(705)	(1,903,767)	(816,413)	12,999	3,539
• Net realized gain (loss) on investments	(25,161)	15,903	49,322	10,277,862	2,724,485	113,790	34,263
• Net change in unrealized appreciation or depreciation on investments	62,635	11,805	20,089	48,204,094	21,226,800	297,560	104,526
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	62,287	29,722	68,706	56,578,189	23,134,872	424,349	142,328
Changes From Unit Transactions:
• Net unit transactions	(90,068)	(15,149)	(268,819)	(26,483,681)	(4,740,841)	887,283	551,453
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(90,068)	(15,149)	(268,819)	(26,483,681)	(4,740,841)	887,283	551,453
TOTAL INCREASE (DECREASE) IN NET ASSETS	(27,781)	14,573	(200,113)	30,094,508	18,394,031	1,311,632	693,781
NET ASSETS AT DECEMBER 31, 2020	$1,783,859	$196,434	$748,382	$239,957,252	$100,586,824	$3,958,186	$1,316,202

See accompanying notes.

	Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2019	$2,114,106	$491,779	$1,000,841	$678,429	$454,289	$739,413
Changes From Operations:
• Net investment income (loss)	42,469	22,431	31,892	18,609	14,225	12,585
• Net realized gain (loss) on investments	61,856	18,671	45,659	33,608	20,250	34,974
• Net change in unrealized appreciation or depreciation on investments	408,990	141,836	264,896	182,128	170,323	213,636
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	513,315	182,938	342,447	234,345	204,798	261,195
Changes From Unit Transactions:
• Net unit transactions	1,390,360	1,291,128	1,521,388	997,398	855,475	752,218
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,390,360	1,291,128	1,521,388	997,398	855,475	752,218
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,903,675	1,474,066	1,863,835	1,231,743	1,060,273	1,013,413
NET ASSETS AT DECEMBER 31, 2019	4,017,781	1,965,845	2,864,676	1,910,172	1,514,562	1,752,826
Changes From Operations:
• Net investment income (loss)	30,798	3,822	7,771	3,062	6,052	(3,089)
• Net realized gain (loss) on investments	230,811	115,803	107,065	140,831	107,181	133,572
• Net change in unrealized appreciation or depreciation on investments	618,477	339,919	310,350	312,796	406,592	279,930
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	880,086	459,544	425,186	456,689	519,825	410,413
Changes From Unit Transactions:
• Net unit transactions	2,919,241	967,277	411,499	847,663	1,247,819	499,725
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,919,241	967,277	411,499	847,663	1,247,819	499,725
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,799,327	1,426,821	836,685	1,304,352	1,767,644	910,138
NET ASSETS AT DECEMBER 31, 2020	$7,817,108	$3,392,666	$3,701,361	$3,214,524	$3,282,206	$2,662,964

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$152,598	$751,082	$437,875	$672,851	$406,725	$1,432,043	$—
Changes From Operations:
• Net investment income (loss)	4,953	13,596	3,504	14,421	3,686	36,372	(8)
• Net realized gain (loss) on investments	12,504	35,221	16,674	22,840	19,206	72,097	336
• Net change in unrealized appreciation or depreciation on investments	78,707	217,441	96,084	226,615	106,285	536,124	—
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	96,164	266,258	116,262	263,876	129,177	644,593	328
Changes From Unit Transactions:
• Net unit transactions	361,908	816,149	44,735	925,686	94,893	2,624,254	(328)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	361,908	816,149	44,735	925,686	94,893	2,624,254	(328)
TOTAL INCREASE (DECREASE) IN NET ASSETS	458,072	1,082,407	160,997	1,189,562	224,070	3,268,847	—
NET ASSETS AT DECEMBER 31, 2019	610,670	1,833,489	598,872	1,862,413	630,795	4,700,890	—
Changes From Operations:
• Net investment income (loss)	1,009	(1,242)	(532)	(1,706)	(880)	(6,561)	71
• Net realized gain (loss) on investments	70,466	110,628	35,677	98,514	56,336	250,395	494
• Net change in unrealized appreciation or depreciation on investments	171,259	415,204	79,608	419,223	43,715	1,048,528	2,666
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	242,734	524,590	114,753	516,031	99,171	1,292,362	3,231
Changes From Unit Transactions:
• Net unit transactions	585,103	1,170,749	13,301	983,469	(137,660)	2,171,655	17,359
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	585,103	1,170,749	13,301	983,469	(137,660)	2,171,655	17,359
TOTAL INCREASE (DECREASE) IN NET ASSETS	827,837	1,695,339	128,054	1,499,500	(38,489)	3,464,017	20,590
NET ASSETS AT DECEMBER 31, 2020	$1,438,507	$3,528,828	$726,926	$3,361,913	$592,306	$8,164,907	$20,590

See accompanying notes.

	Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Growth Portfolio - Service Class Subaccount	Fidelity® VIP Growth Portfolio - Service Class 2 Subaccount	Fidelity® VIP Mid Cap Portfolio - Service Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2019	$—	$—	$—	$92,280,130	$24,631,806	$2,085,838
Changes From Operations:
• Net investment income (loss)	908	419	1,021	(863,591)	(277,767)	(12,340)
• Net realized gain (loss) on investments	470	223	423	9,872,622	2,378,874	253,921
• Net change in unrealized appreciation or depreciation on investments	3,258	2,626	4,451	19,662,315	5,862,673	198,344
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	4,636	3,268	5,895	28,671,346	7,963,780	439,925
Changes From Unit Transactions:
• Net unit transactions	216,560	47,202	102,473	(11,983,864)	(350,095)	(252,569)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	216,560	47,202	102,473	(11,983,864)	(350,095)	(252,569)
TOTAL INCREASE (DECREASE) IN NET ASSETS	221,196	50,470	108,368	16,687,482	7,613,685	187,356
NET ASSETS AT DECEMBER 31, 2019	221,196	50,470	108,368	108,967,612	32,245,491	2,273,194
Changes From Operations:
• Net investment income (loss)	(71)	343	1,104	(1,151,652)	(363,932)	(16,371)
• Net realized gain (loss) on investments	24,252	10,144	15,738	16,706,187	4,502,914	(22,059)
• Net change in unrealized appreciation or depreciation on investments	64,745	23,970	89,497	29,064,069	9,742,804	345,977
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	88,926	34,457	106,339	44,618,604	13,881,786	307,547
Changes From Unit Transactions:
• Net unit transactions	276,002	139,535	475,186	(5,930,063)	2,007,713	(341,237)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	276,002	139,535	475,186	(5,930,063)	2,007,713	(341,237)
TOTAL INCREASE (DECREASE) IN NET ASSETS	364,928	173,992	581,525	38,688,541	15,889,499	(33,690)
NET ASSETS AT DECEMBER 31, 2020	$586,124	$224,462	$689,893	$147,656,153	$48,134,990	$2,239,504

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	Franklin Income VIP Fund - Class 2 Subaccount	Franklin Mutual Shares VIP Fund - Class 2 Subaccount	Invesco V.I. Core Equity Fund - Series I Shares Subaccount	Invesco V.I. International Growth Fund - Series I Shares Subaccount	Janus Henderson Global Research Portfolio - Institutional Shares Subaccount	LVIP Baron Growth Opportunities Fund - Service Class Subaccount	LVIP BlackRock Advantage Allocation Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$1,231,539	$1,282,042	$151	$29,758	$340,089	$158,478,579	$12,015,619
Changes From Operations:
• Net investment income (loss)	56,410	6,376	(1)	103	1,691	(1,882,729)	163,691
• Net realized gain (loss) on investments	31,141	143,014	23	2,323	26,464	13,950,871	357,710
• Net change in unrealized appreciation or depreciation on investments	96,912	100,107	21	5,582	67,854	41,829,814	1,257,903
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	184,463	249,497	43	8,008	96,009	53,897,956	1,779,304
Changes From Unit Transactions:
• Net unit transactions	(4,681)	(217,744)	(2)	—	(2,700)	(15,408,201)	(650,692)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(4,681)	(217,744)	(2)	—	(2,700)	(15,408,201)	(650,692)
TOTAL INCREASE (DECREASE) IN NET ASSETS	179,782	31,753	41	8,008	93,309	38,489,755	1,128,612
NET ASSETS AT DECEMBER 31, 2019	1,411,321	1,313,795	192	37,766	433,398	196,968,334	13,144,231
Changes From Operations:
• Net investment income (loss)	57,952	18,217	(1)	412	685	(1,909,302)	58,692
• Net realized gain (loss) on investments	(17,842)	27,603	48	931	28,638	17,754,443	712,546
• Net change in unrealized appreciation or depreciation on investments	(59,220)	(105,863)	(23)	3,386	53,002	41,049,047	753,468
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(19,110)	(60,043)	24	4,729	82,325	56,894,188	1,524,706
Changes From Unit Transactions:
• Net unit transactions	(33,534)	11,289	—	—	(11,067)	(25,301,598)	(229,363)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(33,534)	11,289	—	—	(11,067)	(25,301,598)	(229,363)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(52,644)	(48,754)	24	4,729	71,258	31,592,590	1,295,343
NET ASSETS AT DECEMBER 31, 2020	$1,358,677	$1,265,041	$216	$42,495	$504,656	$228,560,924	$14,439,574

See accompanying notes.

	LVIP BlackRock Advantage Allocation Fund - Standard Class Subaccount	LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class Subaccount	LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class Subaccount	LVIP BlackRock Global Real Estate Fund - Service Class Subaccount	LVIP BlackRock Global Real Estate Fund - Standard Class Subaccount	LVIP BlackRock Inflation Protected Bond Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$4,218,972	$6,984,752	$202,246,917	$4,934,074	$7,691,954	$5,548,099
Changes From Operations:
• Net investment income (loss)	58,837	55,497	1,744,286	128,403	199,679	50,238
• Net realized gain (loss) on investments	79,522	469,714	14,141,539	358,424	537,732	(53,870)
• Net change in unrealized appreciation or depreciation on investments	468,179	663,204	17,319,209	645,402	999,003	251,726
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	606,538	1,188,415	33,205,034	1,132,229	1,736,414	248,094
Changes From Unit Transactions:
• Net unit transactions	(673,662)	(48,294)	(21,670,818)	(240,271)	(1,141,503)	(553,669)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(673,662)	(48,294)	(21,670,818)	(240,271)	(1,141,503)	(553,669)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(67,124)	1,140,121	11,534,216	891,958	594,911	(305,575)
NET ASSETS AT DECEMBER 31, 2019	4,151,848	8,124,873	213,781,133	5,826,032	8,286,865	5,242,524
Changes From Operations:
• Net investment income (loss)	24,215	60,919	1,919,809	210,427	274,732	(44,330)
• Net realized gain (loss) on investments	145,748	110,770	3,490,861	150,897	221,883	(33,465)
• Net change in unrealized appreciation or depreciation on investments	282,227	(258,920)	(7,335,719)	(587,323)	(862,028)	280,156
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	452,190	(87,231)	(1,925,049)	(225,999)	(365,413)	202,361
Changes From Unit Transactions:
• Net unit transactions	(378,105)	(388,906)	(18,950,615)	(216,341)	(1,329,821)	(28,289)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(378,105)	(388,906)	(18,950,615)	(216,341)	(1,329,821)	(28,289)
TOTAL INCREASE (DECREASE) IN NET ASSETS	74,085	(476,137)	(20,875,664)	(442,340)	(1,695,234)	174,072
NET ASSETS AT DECEMBER 31, 2020	$4,225,933	$7,648,736	$192,905,469	$5,383,692	$6,591,631	$5,416,596

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	LVIP BlackRock Inflation Protected Bond Fund - Standard Class Subaccount	LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class Subaccount	LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class Subaccount	LVIP Blended Mid Cap Managed Volatility Fund - Service Class Subaccount	LVIP Blended Mid Cap Managed Volatility Fund - Standard Class Subaccount	LVIP Delaware Bond Fund - Service Class Subaccount	LVIP Delaware Bond Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$10,002,596	$3,134,670	$202,031,289	$755,678	$2,368,953	$22,434,246	$157,517,100
Changes From Operations:
• Net investment income (loss)	115,792	(17,716)	(699,339)	(9,970)	(24,588)	407,550	3,088,681
• Net realized gain (loss) on investments	(121,550)	213,218	16,938,387	124,201	330,704	245,265	2,515,534
• Net change in unrealized appreciation or depreciation on investments	473,727	364,552	19,762,458	77,689	159,639	1,058,118	6,714,945
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	467,969	560,054	36,001,506	191,920	465,755	1,710,933	12,319,160
Changes From Unit Transactions:
• Net unit transactions	(823,415)	(235,386)	(21,357,151)	172,930	(577,582)	(275,935)	(14,802,396)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(823,415)	(235,386)	(21,357,151)	172,930	(577,582)	(275,935)	(14,802,396)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(355,446)	324,668	14,644,355	364,850	(111,827)	1,434,998	(2,483,236)
NET ASSETS AT DECEMBER 31, 2019	9,647,150	3,459,338	216,675,644	1,120,528	2,257,126	23,869,244	155,033,864
Changes From Operations:
• Net investment income (loss)	(83,409)	(32,448)	(1,398,147)	(12,471)	(21,549)	265,353	2,013,761
• Net realized gain (loss) on investments	(89,278)	183,165	13,717,102	34,814	99,653	707,013	5,020,604
• Net change in unrealized appreciation or depreciation on investments	568,117	672,275	33,125,609	264,758	440,603	1,035,918	6,103,900
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	395,430	822,992	45,444,564	287,101	518,707	2,008,284	13,138,265
Changes From Unit Transactions:
• Net unit transactions	(84,938)	316,878	(22,508,845)	81,211	(290,420)	408,980	(10,172,395)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(84,938)	316,878	(22,508,845)	81,211	(290,420)	408,980	(10,172,395)
TOTAL INCREASE (DECREASE) IN NET ASSETS	310,492	1,139,870	22,935,719	368,312	228,287	2,417,264	2,965,870
NET ASSETS AT DECEMBER 31, 2020	$9,957,642	$4,599,208	$239,611,363	$1,488,840	$2,485,413	$26,286,508	$157,999,734

See accompanying notes.

	LVIP Delaware Diversified Floating Rate Fund - Service Class Subaccount	LVIP Delaware Mid Cap Value Fund - Service Class Subaccount	LVIP Delaware Mid Cap Value Fund - Standard Class Subaccount	LVIP Delaware Social Awareness Fund - Service Class Subaccount	LVIP Delaware Social Awareness Fund - Standard Class Subaccount	LVIP Delaware Wealth Builder Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$5,157,828	$33,284,755	$349,159,622	$23,962,252	$464,466,188	$10,555,220
Changes From Operations:
• Net investment income (loss)	67,838	(52,245)	546,540	211,556	5,138,633	180,051
• Net realized gain (loss) on investments	(8,442)	4,174,078	45,870,010	1,523,811	33,285,157	309,952
• Net change in unrealized appreciation or depreciation on investments	97,470	5,204,231	50,800,093	5,447,950	97,121,907	1,008,870
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	156,866	9,326,064	97,216,643	7,183,317	135,545,697	1,498,873
Changes From Unit Transactions:
• Net unit transactions	(357,678)	(1,972,212)	(46,513,736)	(526,925)	(58,679,242)	(695,271)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(357,678)	(1,972,212)	(46,513,736)	(526,925)	(58,679,242)	(695,271)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(200,812)	7,353,852	50,702,907	6,656,392	76,866,455	803,602
NET ASSETS AT DECEMBER 31, 2019	4,957,016	40,638,607	399,862,529	30,618,644	541,332,643	11,358,822
Changes From Operations:
• Net investment income (loss)	9,844	460,506	5,258,734	(4,847)	1,495,462	82,130
• Net realized gain (loss) on investments	(21,034)	(510,205)	(2,072,283)	2,196,982	42,278,986	(131,554)
• Net change in unrealized appreciation or depreciation on investments	7,980	(820,741)	(12,988,704)	3,010,693	45,132,802	490,080
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,210)	(870,440)	(9,802,253)	5,202,828	88,907,250	440,656
Changes From Unit Transactions:
• Net unit transactions	(120,076)	(2,891,911)	(40,243,997)	(1,823,403)	(57,183,300)	(471,672)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(120,076)	(2,891,911)	(40,243,997)	(1,823,403)	(57,183,300)	(471,672)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(123,286)	(3,762,351)	(50,046,250)	3,379,425	31,723,950	(31,016)
NET ASSETS AT DECEMBER 31, 2020	$4,833,730	$36,876,256	$349,816,279	$33,998,069	$573,056,593	$11,327,806

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	LVIP Delaware Wealth Builder Fund - Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 1 Fund - Service Class Subaccount	LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class Subaccount	LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class Subaccount	LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Global Conservative Allocation Managed Risk Fund - Service Class Subaccount	LVIP Global Conservative Allocation Managed Risk Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$82,768,711	$9,565,898	$851,381,050	$557,602	$1,104,574	$14,867,681	$10,554,558
Changes From Operations:
• Net investment income (loss)	1,482,445	62,500	7,488,378	3,542	8,183	204,169	153,364
• Net realized gain (loss) on investments	3,080,060	591,338	56,036,453	11,811	(912)	793,026	593,945
• Net change in unrealized appreciation or depreciation on investments	7,063,240	2,019,393	170,154,066	52,858	112,261	954,060	630,881
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	11,625,745	2,673,231	233,678,897	68,211	119,532	1,951,255	1,378,190
Changes From Unit Transactions:
• Net unit transactions	(10,780,703)	(349,236)	(107,430,035)	71,472	(116,347)	(1,084,949)	(1,495,376)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(10,780,703)	(349,236)	(107,430,035)	71,472	(116,347)	(1,084,949)	(1,495,376)
TOTAL INCREASE (DECREASE) IN NET ASSETS	845,042	2,323,995	126,248,862	139,683	3,185	866,306	(117,186)
NET ASSETS AT DECEMBER 31, 2019	83,613,753	11,889,893	977,629,912	697,285	1,107,759	15,733,987	10,437,372
Changes From Operations:
• Net investment income (loss)	710,927	23,935	4,604,822	(1,616)	444	133,389	85,363
• Net realized gain (loss) on investments	(316,535)	549,486	45,960,245	6,978	2,117	428,532	363,367
• Net change in unrealized appreciation or depreciation on investments	2,716,263	1,137,672	78,416,950	86,475	123,000	265,182	(10,785)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,110,655	1,711,093	128,982,017	91,837	125,561	827,103	437,945
Changes From Unit Transactions:
• Net unit transactions	(8,563,404)	(532,736)	(101,569,273)	75,303	(56,426)	(916,627)	(2,129,907)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(8,563,404)	(532,736)	(101,569,273)	75,303	(56,426)	(916,627)	(2,129,907)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,452,749)	1,178,357	27,412,744	167,140	69,135	(89,524)	(1,691,962)
NET ASSETS AT DECEMBER 31, 2020	$78,161,004	$13,068,250	$1,005,042,656	$864,425	$1,176,894	$15,644,463	$8,745,410

See accompanying notes.

	LVIP Global Growth Allocation Managed Risk Fund - Service Class Subaccount	LVIP Global Growth Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Global Income Fund - Service Class Subaccount	LVIP Global Income Fund - Standard Class Subaccount	LVIP Global Moderate Allocation Managed Risk Fund - Service Class Subaccount	LVIP Global Moderate Allocation Managed Risk Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$36,849,245	$13,594,222	$4,520,879	$3,690,714	$42,844,831	$20,525,590
Changes From Operations:
• Net investment income (loss)	357,375	161,993	58,171	59,441	440,705	228,537
• Net realized gain (loss) on investments	2,440,375	994,872	6,144	554	2,848,568	1,650,151
• Net change in unrealized appreciation or depreciation on investments	2,231,703	722,496	172,700	153,223	2,202,498	672,478
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	5,029,453	1,879,361	237,015	213,218	5,491,771	2,551,166
Changes From Unit Transactions:
• Net unit transactions	(3,394,862)	(1,795,335)	(57,447)	(33,626)	(4,613,234)	(4,116,883)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(3,394,862)	(1,795,335)	(57,447)	(33,626)	(4,613,234)	(4,116,883)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,634,591	84,026	179,568	179,592	878,537	(1,565,717)
NET ASSETS AT DECEMBER 31, 2019	38,483,836	13,678,248	4,700,447	3,870,306	43,723,368	18,959,873
Changes From Operations:
• Net investment income (loss)	296,850	130,646	14,534	21,895	298,525	155,507
• Net realized gain (loss) on investments	829,461	388,900	26,961	40,914	1,252,188	614,795
• Net change in unrealized appreciation or depreciation on investments	339,792	(7,920)	196,231	145,964	184,490	(49,915)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,466,103	511,626	237,726	208,773	1,735,203	720,387
Changes From Unit Transactions:
• Net unit transactions	(2,961,899)	(1,793,800)	(108,141)	(427,184)	(4,377,094)	(2,730,587)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,961,899)	(1,793,800)	(108,141)	(427,184)	(4,377,094)	(2,730,587)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,495,796)	(1,282,174)	129,585	(218,411)	(2,641,891)	(2,010,200)
NET ASSETS AT DECEMBER 31, 2020	$36,988,040	$12,396,074	$4,830,032	$3,651,895	$41,081,477	$16,949,673

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	LVIP Government Money Market Fund - Service Class Subaccount	LVIP Government Money Market Fund - Standard Class Subaccount	LVIP JPMorgan Retirement Income Fund - Service Class Subaccount	LVIP JPMorgan Retirement Income Fund - Standard Class Subaccount	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class Subaccount	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class Subaccount	LVIP MFS International Growth Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$7,051,051	$37,469,138	$6,735,957	$156,829,278	$941,021	$1,206,155	$353,802
Changes From Operations:
• Net investment income (loss)	36,821	280,588	125,368	3,209,216	230	2,964	(242)
• Net realized gain (loss) on investments	24	123	(176,157)	(2,966,926)	25,473	20,212	40,270
• Net change in unrealized appreciation or depreciation on investments	—	(1)	856,874	18,958,900	116,975	150,576	37,626
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	36,845	280,710	806,085	19,201,190	142,678	173,752	77,654
Changes From Unit Transactions:
• Net unit transactions	(33,215)	(2,722,838)	(671,962)	(18,010,465)	119,387	(98,567)	(94,766)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(33,215)	(2,722,838)	(671,962)	(18,010,465)	119,387	(98,567)	(94,766)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,630	(2,442,128)	134,123	1,190,725	262,065	75,185	(17,112)
NET ASSETS AT DECEMBER 31, 2019	7,054,681	35,027,010	6,870,080	158,020,003	1,203,086	1,281,340	336,690
Changes From Operations:
• Net investment income (loss)	(78,034)	(288,779)	83,522	2,209,072	274	1,425	(1,985)
• Net realized gain (loss) on investments	385	1,417	(27,984)	(257,700)	3,700	(22,941)	15,727
• Net change in unrealized appreciation or depreciation on investments	—	14	475,866	10,044,428	38,269	4,935	20,846
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(77,649)	(287,348)	531,404	11,995,800	42,243	(16,581)	34,588
Changes From Unit Transactions:
• Net unit transactions	3,378,997	3,041,607	(473,714)	(15,398,903)	205,800	(100,199)	(45,486)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,378,997	3,041,607	(473,714)	(15,398,903)	205,800	(100,199)	(45,486)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,301,348	2,754,259	57,690	(3,403,103)	248,043	(116,780)	(10,898)
NET ASSETS AT DECEMBER 31, 2020	$10,356,029	$37,781,269	$6,927,770	$154,616,900	$1,451,129	$1,164,560	$325,792

See accompanying notes.

	LVIP MFS Value Fund - Service Class Subaccount	LVIP Mondrian International Value Fund - Service Class Subaccount	LVIP Mondrian International Value Fund - Standard Class Subaccount	LVIP SSGA Bond Index Fund - Service Class Subaccount	LVIP SSGA Bond Index Fund - Standard Class Subaccount	LVIP SSGA Developed International 150 Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$1,509,497	$16,895,805	$143,622,399	$3,671,538	$6,387,185	$120,714
Changes From Operations:
• Net investment income (loss)	4,123	446,536	3,815,685	63,124	142,097	2,098
• Net realized gain (loss) on investments	157,991	304,976	5,288,126	12,841	1,722	(4,148)
• Net change in unrealized appreciation or depreciation on investments	237,590	2,021,791	13,915,019	196,177	334,533	15,546
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	399,704	2,773,303	23,018,830	272,142	478,352	13,496
Changes From Unit Transactions:
• Net unit transactions	(257,741)	(702,974)	(18,240,497)	525,371	2,046,332	(46,962)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(257,741)	(702,974)	(18,240,497)	525,371	2,046,332	(46,962)
TOTAL INCREASE (DECREASE) IN NET ASSETS	141,963	2,070,329	4,778,333	797,513	2,524,684	(33,466)
NET ASSETS AT DECEMBER 31, 2019	1,651,460	18,966,134	148,400,732	4,469,051	8,911,869	87,248
Changes From Operations:
• Net investment income (loss)	4,197	180,741	1,524,874	49,785	112,866	543
• Net realized gain (loss) on investments	74,527	139,396	2,417,892	95,484	216,363	(10,758)
• Net change in unrealized appreciation or depreciation on investments	(60,821)	(1,540,820)	(14,448,101)	152,188	274,946	675
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	17,903	(1,220,683)	(10,505,335)	297,457	604,175	(9,540)
Changes From Unit Transactions:
• Net unit transactions	(147,697)	(652,438)	(15,022,799)	1,158,019	565,121	(15,835)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(147,697)	(652,438)	(15,022,799)	1,158,019	565,121	(15,835)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(129,794)	(1,873,121)	(25,528,134)	1,455,476	1,169,296	(25,375)
NET ASSETS AT DECEMBER 31, 2020	$1,521,666	$17,093,013	$122,872,598	$5,924,527	$10,081,165	$61,873

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	LVIP SSGA Emerging Markets 100 Fund - Service Class Subaccount	LVIP SSGA Emerging Markets 100 Fund - Standard Class Subaccount	LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class Subaccount	LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class Subaccount	LVIP SSGA International Index Fund - Service Class Subaccount	LVIP SSGA International Index Fund - Standard Class Subaccount	LVIP SSGA International Managed Volatility Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$10,427,181	$18,360,518	$11,291,577	$5,092,818	$3,752,552	$4,084,460	$663,492
Changes From Operations:
• Net investment income (loss)	269,419	485,058	144,529	73,989	52,574	61,522	9,316
• Net realized gain (loss) on investments	(197,377)	(477,761)	280,052	116,161	30,889	30,711	6,347
• Net change in unrealized appreciation or depreciation on investments	555,454	1,116,797	1,110,337	508,672	643,134	684,293	101,555
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	627,496	1,124,094	1,534,918	698,822	726,597	776,526	117,218
Changes From Unit Transactions:
• Net unit transactions	(9,992)	(1,473,573)	(886,092)	(655,094)	(230,125)	(692,883)	40,133
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(9,992)	(1,473,573)	(886,092)	(655,094)	(230,125)	(692,883)	40,133
TOTAL INCREASE (DECREASE) IN NET ASSETS	617,504	(349,479)	648,826	43,728	496,472	83,643	157,351
NET ASSETS AT DECEMBER 31, 2019	11,044,685	18,011,039	11,940,403	5,136,546	4,249,024	4,168,103	820,843
Changes From Operations:
• Net investment income (loss)	229,997	357,257	56,949	39,020	53,893	58,867	6,755
• Net realized gain (loss) on investments	(295,933)	(920,073)	469,012	177,976	24,475	34,751	(5,922)
• Net change in unrealized appreciation or depreciation on investments	293,612	513,948	27,566	46,049	281,427	201,370	(15,709)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	227,676	(48,868)	553,527	263,045	359,795	294,988	(14,876)
Changes From Unit Transactions:
• Net unit transactions	118,771	(1,920,152)	(1,146,713)	(389,015)	302,548	(137,322)	149,483
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	118,771	(1,920,152)	(1,146,713)	(389,015)	302,548	(137,322)	149,483
TOTAL INCREASE (DECREASE) IN NET ASSETS	346,447	(1,969,020)	(593,186)	(125,970)	662,343	157,666	134,607
NET ASSETS AT DECEMBER 31, 2020	$11,391,132	$16,042,019	$11,347,217	$5,010,576	$4,911,367	$4,325,769	$955,450

See accompanying notes.

	LVIP SSGA International Managed Volatility Fund - Standard Class Subaccount	LVIP SSGA Large Cap 100 Fund - Service Class Subaccount	LVIP SSGA S&P 500 Index Fund - Service Class Subaccount	LVIP SSGA S&P 500 Index Fund - Standard Class Subaccount	LVIP SSGA Small-Cap Index Fund - Service Class Subaccount	LVIP SSGA Small-Cap Index Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$854,826	$126,378	$81,816,412	$314,913,007	$14,208,447	$35,051,094
Changes From Operations:
• Net investment income (loss)	13,623	3,681	499,521	2,345,966	(47,445)	(26,031)
• Net realized gain (loss) on investments	8,822	17,479	5,324,949	26,386,344	1,089,172	3,017,616
• Net change in unrealized appreciation or depreciation on investments	120,513	21,914	18,540,719	61,919,978	2,228,822	4,973,927
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	142,958	43,074	24,365,189	90,652,288	3,270,549	7,965,512
Changes From Unit Transactions:
• Net unit transactions	(24,467)	107,130	2,370,289	(30,234,515)	(583,591)	(4,678,846)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(24,467)	107,130	2,370,289	(30,234,515)	(583,591)	(4,678,846)
TOTAL INCREASE (DECREASE) IN NET ASSETS	118,491	150,204	26,735,478	60,417,773	2,686,958	3,286,666
NET ASSETS AT DECEMBER 31, 2019	973,317	276,582	108,551,890	375,330,780	16,895,405	38,337,760
Changes From Operations:
• Net investment income (loss)	4,293	5,084	421,484	2,066,221	(27,610)	16,936
• Net realized gain (loss) on investments	(47,462)	4,985	4,525,864	22,282,009	1,050,301	2,127,528
• Net change in unrealized appreciation or depreciation on investments	(27,668)	13,819	13,031,985	33,345,427	1,964,568	3,461,141
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(70,837)	23,888	17,979,333	57,693,657	2,987,259	5,605,605
Changes From Unit Transactions:
• Net unit transactions	(240,856)	58,635	(2,517,525)	(37,024,427)	(958,368)	(4,486,624)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(240,856)	58,635	(2,517,525)	(37,024,427)	(958,368)	(4,486,624)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(311,693)	82,523	15,461,808	20,669,230	2,028,891	1,118,981
NET ASSETS AT DECEMBER 31, 2020	$661,624	$359,105	$124,013,698	$396,000,010	$18,924,296	$39,456,741

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	LVIP SSGA Small-Mid Cap 200 Fund - Service Class Subaccount	LVIP T. Rowe Price 2010 Fund - Service Class Subaccount	LVIP T. Rowe Price 2010 Fund - Standard Class Subaccount	LVIP T. Rowe Price 2020 Fund - Service Class Subaccount	LVIP T. Rowe Price 2020 Fund - Standard Class Subaccount	LVIP T. Rowe Price 2030 Fund - Service Class Subaccount	LVIP T. Rowe Price 2030 Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$471,971	$1,680,164	$2,470,623	$11,488,384	$9,122,629	$21,966,742	$8,626,399
Changes From Operations:
• Net investment income (loss)	1,915	32,884	42,882	183,759	188,771	305,220	153,497
• Net realized gain (loss) on investments	(1,041)	308,703	388,569	2,022,428	1,656,574	3,417,839	1,344,184
• Net change in unrealized appreciation or depreciation on investments	83,521	(106,003)	(94,956)	(293,578)	(273,855)	782,306	336,644
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	84,395	235,584	336,495	1,912,609	1,571,490	4,505,365	1,834,325
Changes From Unit Transactions:
• Net unit transactions	(3,276)	7,374	(473,024)	(1,483,012)	(403,456)	(461,719)	205,371
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(3,276)	7,374	(473,024)	(1,483,012)	(403,456)	(461,719)	205,371
TOTAL INCREASE (DECREASE) IN NET ASSETS	81,119	242,958	(136,529)	429,597	1,168,034	4,043,646	2,039,696
NET ASSETS AT DECEMBER 31, 2019	553,090	1,923,122	2,334,094	11,917,981	10,290,663	26,010,388	10,666,095
Changes From Operations:
• Net investment income (loss)	13,843	17,581	28,586	129,974	130,771	262,353	133,754
• Net realized gain (loss) on investments	(1,835)	(44,492)	(26,514)	57,109	(15,866)	390,606	174,708
• Net change in unrealized appreciation or depreciation on investments	182,191	201,876	262,122	1,090,521	969,289	2,944,298	1,193,345
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	194,199	174,965	264,194	1,277,604	1,084,194	3,597,257	1,501,807
Changes From Unit Transactions:
• Net unit transactions	307,500	(98,480)	(59,962)	(768,541)	(1,013,368)	154,263	(13,430)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	307,500	(98,480)	(59,962)	(768,541)	(1,013,368)	154,263	(13,430)
TOTAL INCREASE (DECREASE) IN NET ASSETS	501,699	76,485	204,232	509,063	70,826	3,751,520	1,488,377
NET ASSETS AT DECEMBER 31, 2020	$1,054,789	$1,999,607	$2,538,326	$12,427,044	$10,361,489	$29,761,908	$12,154,472

See accompanying notes.

	LVIP T. Rowe Price 2040 Fund - Service Class Subaccount	LVIP T. Rowe Price 2040 Fund - Standard Class Subaccount	LVIP T. Rowe Price 2050 Fund - Service Class Subaccount	LVIP T. Rowe Price 2050 Fund - Standard Class Subaccount	LVIP T. Rowe Price 2060 Fund - Service Class Subaccount	LVIP T. Rowe Price 2060 Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$21,615,340	$2,592,406	$11,951,634	$597,186	$—	$—
Changes From Operations:
• Net investment income (loss)	270,641	41,645	146,985	10,334	—	—
• Net realized gain (loss) on investments	3,644,475	473,893	1,407,447	87,459	—	—
• Net change in unrealized appreciation or depreciation on investments	1,054,470	116,159	1,413,913	67,329	—	—
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	4,969,586	631,697	2,968,345	165,122	—	—
Changes From Unit Transactions:
• Net unit transactions	500,561	259,270	1,751,411	185,464	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	500,561	259,270	1,751,411	185,464	—	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	5,470,147	890,967	4,719,756	350,586	—	—
NET ASSETS AT DECEMBER 31, 2019	27,085,487	3,483,373	16,671,390	947,772	—	—
Changes From Operations:
• Net investment income (loss)	250,017	30,952	153,461	8,895	1,110	453
• Net realized gain (loss) on investments	409,357	30,582	348,607	3,835	419	950
• Net change in unrealized appreciation or depreciation on investments	3,662,752	408,849	2,290,198	121,081	4,811	3,228
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,322,126	470,383	2,792,266	133,811	6,340	4,631
Changes From Unit Transactions:
• Net unit transactions	857,228	(339,373)	812,906	(54,842)	70,214	27,855
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	857,228	(339,373)	812,906	(54,842)	70,214	27,855
TOTAL INCREASE (DECREASE) IN NET ASSETS	5,179,354	131,010	3,605,172	78,969	76,554	32,486
NET ASSETS AT DECEMBER 31, 2020	$32,264,841	$3,614,383	$20,276,562	$1,026,741	$76,554	$32,486

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	LVIP T. Rowe Price Growth Stock Fund - Service Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class Subaccount	LVIP Vanguard Domestic Equity ETF Fund - Service Class Subaccount	LVIP Vanguard International Equity ETF Fund - Service Class Subaccount	LVIP Wellington Capital Growth Fund - Service Class Subaccount	LVIP Wellington Mid-Cap Value Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$688,719	$19,894,008	$162,719,287	$17,901,522	$11,409,080	$77,316	$211,756
Changes From Operations:
• Net investment income (loss)	(8,615)	(247,949)	(1,618,575)	84,534	242,367	(1,649)	(1,032)
• Net realized gain (loss) on investments	96,951	2,538,495	21,641,381	982,586	67,910	16,121	31,026
• Net change in unrealized appreciation or depreciation on investments	103,600	4,797,557	36,957,369	4,071,620	2,078,268	29,314	27,367
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	191,936	7,088,103	56,980,175	5,138,740	2,388,545	43,786	57,361
Changes From Unit Transactions:
• Net unit transactions	(93,795)	267,880	(15,189,714)	474,887	483,915	82,971	(28,075)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(93,795)	267,880	(15,189,714)	474,887	483,915	82,971	(28,075)
TOTAL INCREASE (DECREASE) IN NET ASSETS	98,141	7,355,983	41,790,461	5,613,627	2,872,460	126,757	29,286
NET ASSETS AT DECEMBER 31, 2019	786,860	27,249,991	204,509,748	23,515,149	14,281,540	204,073	241,042
Changes From Operations:
• Net investment income (loss)	(9,208)	(275,788)	(2,011,748)	39,563	124,708	(4,218)	(1,222)
• Net realized gain (loss) on investments	124,295	2,880,380	23,946,230	1,225,272	85,519	62,784	28,707
• Net change in unrealized appreciation or depreciation on investments	146,240	5,245,680	34,672,169	2,953,805	1,030,164	71,780	(28,734)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	261,327	7,850,272	56,606,651	4,218,640	1,240,391	130,346	(1,249)
Changes From Unit Transactions:
• Net unit transactions	(128,741)	(1,472,742)	(21,345,491)	(957,546)	(834,356)	341,903	(33,245)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(128,741)	(1,472,742)	(21,345,491)	(957,546)	(834,356)	341,903	(33,245)
TOTAL INCREASE (DECREASE) IN NET ASSETS	132,586	6,377,530	35,261,160	3,261,094	406,035	472,249	(34,494)
NET ASSETS AT DECEMBER 31, 2020	$919,446	$33,627,521	$239,770,908	$26,776,243	$14,687,575	$676,322	$206,548

See accompanying notes.

	MFS® VIT Total Return Series - Initial Class Subaccount	MFS® VIT Utilities Series - Initial Class Subaccount	MFS® VIT Utilities Series - Service Class Subaccount	MFS® VIT II Core Equity Portfolio - Initial Class Subaccount	Neuberger Berman AMT Large Cap Value Portfolio - I Class Subaccount	Neuberger Berman AMT Mid Cap Growth Portfolio - I Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$1,228,044	$109,491,800	$35,459,661	$5,043	$56,419	$98,828
Changes From Operations:
• Net investment income (loss)	15,749	3,486,910	1,103,425	101	1,121	(652)
• Net realized gain (loss) on investments	72,263	3,460,948	733,944	6,928	60	9,116
• Net change in unrealized appreciation or depreciation on investments	137,122	18,015,503	6,359,860	(67)	5,599	22,923
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	225,134	24,963,361	8,197,229	6,962	6,780	31,387
Changes From Unit Transactions:
• Net unit transactions	(134,602)	(13,598,259)	(2,032,078)	46,108	(63,199)	(3,174)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(134,602)	(13,598,259)	(2,032,078)	46,108	(63,199)	(3,174)
TOTAL INCREASE (DECREASE) IN NET ASSETS	90,532	11,365,102	6,165,151	53,070	(56,419)	28,213
NET ASSETS AT DECEMBER 31, 2019	1,318,576	120,856,902	41,624,812	58,113	—	127,041
Changes From Operations:
• Net investment income (loss)	12,367	1,521,204	454,025	(160)	—	(763)
• Net realized gain (loss) on investments	49,947	5,764,989	1,627,069	2,937	—	7,154
• Net change in unrealized appreciation or depreciation on investments	29,748	(3,291,783)	(550,054)	7,572	—	43,327
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	92,062	3,994,410	1,531,040	10,349	—	49,718
Changes From Unit Transactions:
• Net unit transactions	(137,217)	(16,407,244)	(3,064,527)	6,056	—	391
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(137,217)	(16,407,244)	(3,064,527)	6,056	—	391
TOTAL INCREASE (DECREASE) IN NET ASSETS	(45,155)	(12,412,834)	(1,533,487)	16,405	—	50,109
NET ASSETS AT DECEMBER 31, 2020	$1,273,421	$108,444,068	$40,091,325	$74,518	$—	$177,150

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class Subaccount	Neuberger Berman AMT Sustainable Equity Portfolio - I Class Subaccount	PIMCO VIT Commodity- RealReturn® Strategy Portfolio - Advisor Class Subaccount	PIMCO VIT Total Return Portfolio - Administrative Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$162,520	$—	$26,497	$15,723,408
Changes From Operations:
• Net investment income (loss)	(778)	29	648	340,878
• Net realized gain (loss) on investments	23,699	3,519	(8,178)	(43,039)
• Net change in unrealized appreciation or depreciation on investments	2,452	2,147	9,714	894,512
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	25,373	5,695	2,184	1,192,351
Changes From Unit Transactions:
• Net unit transactions	(45,186)	63,273	(9,801)	306,889
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(45,186)	63,273	(9,801)	306,889
TOTAL INCREASE (DECREASE) IN NET ASSETS	(19,813)	68,968	(7,617)	1,499,240
NET ASSETS AT DECEMBER 31, 2019	142,707	68,968	18,880	17,222,648
Changes From Operations:
• Net investment income (loss)	(60)	39	841	206,026
• Net realized gain (loss) on investments	(2,473)	3,058	(4,908)	354,823
• Net change in unrealized appreciation or depreciation on investments	2,826	7,771	3,517	790,967
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	293	10,868	(550)	1,351,816
Changes From Unit Transactions:
• Net unit transactions	36,678	(13,242)	(4,907)	1,054,008
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	36,678	(13,242)	(4,907)	1,054,008
TOTAL INCREASE (DECREASE) IN NET ASSETS	36,971	(2,374)	(5,457)	2,405,824
NET ASSETS AT DECEMBER 31, 2020	$179,678	$66,594	$13,423	$19,628,472

See accompanying notes.

	Putnam VT Global Health Care Fund - Class IB Subaccount	Templeton Global Bond VIP Fund - Class 2 Subaccount	Wells Fargo VT Omega Growth Fund - Class 2 Subaccount	Wells Fargo VT Small Cap Growth Fund - Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2019	$41,996	$2,581,338	$51,884	$313,974
Changes From Operations:
• Net investment income (loss)	(439)	137,723	(714)	(3,932)
• Net realized gain (loss) on investments	2,053	(31,996)	8,137	59,602
• Net change in unrealized appreciation or depreciation on investments	9,363	(85,369)	10,766	16,325
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	10,977	20,358	18,189	71,995
Changes From Unit Transactions:
• Net unit transactions	(6,133)	(388,552)	(2,057)	(18,554)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(6,133)	(388,552)	(2,057)	(18,554)
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,844	(368,194)	16,132	53,441
NET ASSETS AT DECEMBER 31, 2019	46,840	2,213,144	68,016	367,415
Changes From Operations:
• Net investment income (loss)	(249)	134,520	(1,193)	(3,914)
• Net realized gain (loss) on investments	4,620	(70,306)	19,983	41,694
• Net change in unrealized appreciation or depreciation on investments	2,767	(202,124)	14,171	123,445
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,138	(137,910)	32,961	161,225
Changes From Unit Transactions:
• Net unit transactions	4,816	(198,185)	50,893	(117,410)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,816	(198,185)	50,893	(117,410)
TOTAL INCREASE (DECREASE) IN NET ASSETS	11,954	(336,095)	83,854	43,815
NET ASSETS AT DECEMBER 31, 2020	$58,794	$1,877,049	$151,870	$411,230

Lincoln National Variable Annuity Account C

Notes to financial statements

December 31, 2020

1. Accounting Policies and Variable Account Information

The Variable Account: Lincoln National Variable Annuity Account C (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on December 21, 1981, are part of the operations of the Company. The Variable Account consists of four products as follows:

• Multi-Fund • Multi-Fund 5	• Multi-Fund Select • eAnnuity

The eAnnuity product is an annuity contract that is sold through the internet.

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Accounts are divided into variable subaccounts, each of which may be invested in shares of one of one hundred seventy-one mutual funds (the Funds) of twenty open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds):

Invesco V.I. Core Equity Fund - Series I Shares

Invesco V.I. International Growth Fund - Series I Shares

AllianceBernstein Variable Products Series Fund:

AB VPS Global Thematic Growth Portfolio - Class B

AB VPS International Value Portfolio - Class B

AB VPS Small/Mid Cap Value Portfolio - Class A

American Century Variable Portfolios, Inc.:

American Century VP Inflation Protection Fund - Class II

American Century VP International Fund - Class I

American Funds Insurance Series®:

American Funds Global Growth Fund - Class 2

American Funds Growth Fund - Class 2

American Funds Growth-Income Fund - Class 2

American Funds International Fund - Class 2

BlackRock Variable Series Funds, Inc.:

BlackRock Global Allocation V.I. Fund - Class I

BlackRock Global Allocation V.I. Fund - Class III

Delaware VIP® Trust:

Delaware VIP® Diversified Income Series - Service Class

Delaware VIP® Diversified Income Series - Standard Class

Delaware VIP® Emerging Markets Series - Service Class

Delaware VIP® High Yield Series - Service Class

Delaware VIP® High Yield Series - Standard Class

Delaware VIP® Limited-Term Diversified Income Series - Service Class

Delaware VIP® REIT Series - Service Class

Delaware VIP® REIT Series - Standard Class

Delaware VIP® Small Cap Value Series - Service Class

Delaware VIP® Smid Cap Core Series - Service Class

Delaware VIP® Smid Cap Core Series - Standard Class

Delaware VIP® U.S. Growth Series - Service Class

Delaware VIP® Value Series - Service Class

Delaware VIP® Value Series - Standard Class

Deutsche DWS Investments VIT Funds:

DWS Equity 500 Index VIP Portfolio - Class A

DWS Small Cap Index VIP Portfolio - Class A

Deutsche DWS Variable Series II:

DWS Alternative Asset Allocation VIP Portfolio - Class A

DWS Alternative Asset Allocation VIP Portfolio - Class B

Fidelity® Variable Insurance Products:

Fidelity® VIP Contrafund® Portfolio - Service Class

Fidelity® VIP Contrafund® Portfolio - Service Class 2

Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2

Fidelity® VIP Growth Portfolio - Service Class

Fidelity® VIP Growth Portfolio - Service Class 2

Fidelity® VIP Mid Cap Portfolio - Service Class 2

Franklin Templeton Variable Insurance Products Trust:

Franklin Income VIP Fund - Class 2

Franklin Mutual Shares VIP Fund - Class 2

Templeton Global Bond VIP Fund - Class 2

Janus Aspen Series:

Janus Henderson Global Research Portfolio - Institutional Shares

JPMorgan Insurance Trust:

JPMorgan Insurance Trust Core Bond Portfolio - Class 2**

Legg Mason Partners Variable Equity Trust:

ClearBridge Variable Mid Cap Portfolio - Class II**

Lincoln Variable Insurance Products Trust*:

LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class**

LVIP American Global Growth Fund - Service Class II**

LVIP American Growth Fund - Service Class II**

LVIP Baron Growth Opportunities Fund - Service Class

LVIP BlackRock Advantage Allocation Fund - Service Class

LVIP BlackRock Advantage Allocation Fund - Standard Class

LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class

LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class

LVIP BlackRock Global Allocation Managed Risk Fund - Service Class**

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class**

LVIP BlackRock Global Real Estate Fund - Service Class

LVIP BlackRock Global Real Estate Fund - Standard Class

LVIP BlackRock Inflation Protected Bond Fund - Service Class

LVIP BlackRock Inflation Protected Bond Fund - Standard Class

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class**

LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class

LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class

LVIP Blended Mid Cap Managed Volatility Fund - Service Class

LVIP Blended Mid Cap Managed Volatility Fund - Standard Class

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Service Class**

LVIP Delaware Bond Fund - Service Class

LVIP Delaware Bond Fund - Standard Class

LVIP Delaware Diversified Floating Rate Fund - Service Class

LVIP Delaware Mid Cap Value Fund - Service Class

LVIP Delaware Mid Cap Value Fund - Standard Class

LVIP Delaware Social Awareness Fund - Service Class

LVIP Delaware Social Awareness Fund - Standard Class

LVIP Delaware Wealth Builder Fund - Service Class

LVIP Delaware Wealth Builder Fund - Standard Class

LVIP Dimensional International Equity Managed Volatility Fund - Service Class**

LVIP Dimensional U.S. Core Equity 1 Fund - Service Class

LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class

LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class**

LVIP Dimensional/Vanguard Total Bond Fund - Service Class**

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class**

LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class

LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class

LVIP Global Conservative Allocation Managed Risk Fund - Service Class

LVIP Global Conservative Allocation Managed Risk Fund - Standard Class

LVIP Global Growth Allocation Managed Risk Fund - Service Class

LVIP Global Growth Allocation Managed Risk Fund - Standard Class

LVIP Global Income Fund - Service Class

LVIP Global Income Fund - Standard Class

LVIP Global Moderate Allocation Managed Risk Fund - Service Class

LVIP Global Moderate Allocation Managed Risk Fund - Standard Class

LVIP Government Money Market Fund - Service Class

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP Government Money Market Fund - Standard Class

LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class**

LVIP JPMorgan Retirement Income Fund - Service Class

LVIP JPMorgan Retirement Income Fund - Standard Class

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class

LVIP MFS International Equity Managed Volatility Fund - Service Class**

LVIP MFS International Growth Fund - Service Class

LVIP MFS Value Fund - Service Class

LVIP Mondrian International Value Fund - Service Class

LVIP Mondrian International Value Fund - Standard Class

LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class**

LVIP PIMCO Low Duration Bond Fund - Service Class**

LVIP SSGA Bond Index Fund - Service Class

LVIP SSGA Bond Index Fund - Standard Class

LVIP SSGA Developed International 150 Fund - Service Class

LVIP SSGA Emerging Markets 100 Fund - Service Class

LVIP SSGA Emerging Markets 100 Fund - Standard Class

LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class

LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class

LVIP SSGA International Index Fund - Service Class

LVIP SSGA International Index Fund - Standard Class

LVIP SSGA International Managed Volatility Fund - Service Class

LVIP SSGA International Managed Volatility Fund - Standard Class

LVIP SSGA Large Cap 100 Fund - Service Class

LVIP SSGA Large Cap Managed Volatility Fund - Service Class**

LVIP SSGA Moderate Index Allocation Fund - Service Class**

LVIP SSGA S&P 500 Index Fund - Service Class

LVIP SSGA S&P 500 Index Fund - Standard Class

LVIP SSGA Small-Cap Index Fund - Service Class

LVIP SSGA Small-Cap Index Fund - Standard Class

LVIP SSGA Small-Mid Cap 200 Fund - Service Class

LVIP SSGA SMID Cap Managed Volatility Fund - Service Class**

LVIP T. Rowe Price 2010 Fund - Service Class

LVIP T. Rowe Price 2010 Fund - Standard Class

LVIP T. Rowe Price 2020 Fund - Service Class

LVIP T. Rowe Price 2020 Fund - Standard Class

LVIP T. Rowe Price 2030 Fund - Service Class

LVIP T. Rowe Price 2030 Fund - Standard Class

LVIP T. Rowe Price 2040 Fund - Service Class

LVIP T. Rowe Price 2040 Fund - Standard Class

LVIP T. Rowe Price 2050 Fund - Service Class

LVIP T. Rowe Price 2050 Fund - Standard Class

LVIP T. Rowe Price 2060 Fund - Service Class

LVIP T. Rowe Price 2060 Fund - Standard Class

LVIP T. Rowe Price Growth Stock Fund - Service Class

LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class

LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class

LVIP U.S. Growth Allocation Managed Risk Fund - Service Class**

LVIP Vanguard Domestic Equity ETF Fund - Service Class

LVIP Vanguard International Equity ETF Fund - Service Class

LVIP Wellington Capital Growth Fund - Service Class

LVIP Wellington Mid-Cap Value Fund - Service Class

MFS® Variable Insurance Trust:

MFS® VIT Total Return Series - Initial Class

MFS® VIT Utilities Series - Initial Class

MFS® VIT Utilities Series - Service Class

MFS® Variable Insurance Trust II:

MFS® VIT II Core Equity Portfolio - Initial Class

Neuberger Berman Advisers Management Trust:

Neuberger Berman AMT Mid Cap Growth Portfolio - I Class

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class

Neuberger Berman AMT Sustainable Equity Portfolio - I Class

PIMCO Variable Insurance Trust:

PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class

PIMCO VIT Total Return Portfolio - Administrative Class

Putnam Variable Trust:

Putnam VT Global Health Care Fund - Class IB

Wells Fargo Variable Trust:

Wells Fargo VT Omega Growth Fund - Class 2

Wells Fargo VT Small Cap Growth Fund - Class 2

*  Denotes an affiliate of the Company

**  Available funds with no money invested at December 31, 2020

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders' investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2020. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASC 946-10-15, "Financial Services- Investment Companies (Topic 946) - Scope and Scope Exceptions" provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Annuity Reserves: Reserves on contracts not involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state. Reserves on contracts involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state, and mortality tables based on issue year. For issue years 2015 and later, the 2012 IAM Table is used. Issue years 1998 to 2014 use the A2000 individual mortality table. Issue years 1985 to 1997 use the 1983a individual mortality table. Issue years 1976 to 1985 use the 1971 individual mortality table. Tables used for issues prior to 1976 include the Code Progressive with 4-year setback table and Code 49 table.

Investment Fund Changes: During 2019, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2019, the 2019 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2019:

Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2	Neuberger Berman AMT Sustainable Equity Portfolio - I Class
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

During 2019, the following funds changed their names:

Previous Fund Name	New Fund Name
LVIP BlackRock Scientific Allocation Fund - Service Class	LVIP BlackRock Advantage Allocation Fund - Service Class
LVIP BlackRock Scientific Allocation Fund - Standard Class	LVIP BlackRock Advantage Allocation Fund - Standard Class
LVIP BlackRock Global Allocation V.I. Managed Risk Fund - Service Class	LVIP BlackRock Global Allocation Managed Risk Fund - Service Class
LVIP Clarion Global Real Estate Fund - Service Class	LVIP BlackRock Global Real Estate Fund - Service Class
LVIP Clarion Global Real Estate Fund - Standard Class	LVIP BlackRock Global Real Estate Fund - Standard Class
LVIP Blended Core Equity Managed Volatility Fund - Service Class	LVIP ClearBridge QS Select Large Cap Managed Volatility Fund -
Service Class
LVIP Invesco Select Equity Managed Volatility Fund - Service Class	LVIP Invesco Select Equity Income Managed Volatility Fund -
Service Class

Also during 2019, the following fund mergers occurred:

Fund Acquired	Acquiring Fund
LVIP Franklin Templeton Value Managed Volatility Fund - Service Class	LVIP BlackRock Dividend Value Managed Volatility Fund -
Service Class
LVIP ClearBridge Large Cap Managed Volatility Fund - Service Class	LVIP ClearBridge QS Select Large Cap Managed Volatility Fund -
Service Class
LVIP Invesco Diversified Equity-Income Managed Volatility Fund -	LVIP Invesco Select Equity Income Managed Volatility Fund -
Service Class	Service Class

Also during 2019, the following fund ceased to be available as investment option to Variable Account Contract owners:

Neuberger Berman AMT Large Cap Value Portfolio - I Class

During 2020, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2020, the 2020 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2020:

LVIP T. Rowe Price 2060 Fund - Service Class	LVIP T. Rowe Price 2060 Fund - Standard Class

Also during 2020, the following funds changed their names:

Previous Fund Name	New Fund Name
LVIP Delaware Special Opportunities Fund - Service Class	LVIP Delaware Mid Cap Value Fund - Service Class
LVIP Delaware Special Opportunities Fund - Standard Class	LVIP Delaware Mid Cap Value Fund - Standard Class

COVID-19 Risk: The novel coronavirus (COVID-19), which was first detected in 2020, has resulted in , among other things, stressors to healthcare service infrastructure, country border closings, business and school closings and disruptions to supply chains and customer activity. This pandemic risk could have a significant adverse impact on subaccount investments.

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations. The ranges of rates are as follows for the four contract types within the Variable Account:

•  Multi-Fund® at a daily rate of .00260822% to .00685479% (.952% to 2.502% on an annual basis).

•  Multi-Fund® 5 at a daily rate of .00178082% to .00808219% (.65% to 2.95% on an annual basis).

•  Multi-Fund® Select at a daily rate of .00274521% (1.002% on an annual basis).

•  eAnnuity at a daily rate of .00150685% (.55% on an annual basis).

The Company charges an annual account fee which varies by product. Refer to the product prospectus for the account fee rate. The account fees are for items such as processing applications, issuing contracts, policy value calculation, confirmations and periodic reports. The Company, upon surrender of a policy, may assess a surrender charge. Amounts retained by the Company for account fees and surrender charges for 2020 and 2019 were $3,806,148 and $4,062,066, respectively.

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

2. Mortality and Expense Guarantees and Other Transactions with Affiliates (continued)

The Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the

Company. Refer to the product prospectuses for the applicable rate. There were no premium loads retained by the Company for the year ended December 31, 2020 or 2019.

Surrender, contract and all other charges are included within Net unit transactions on the Statements of Changes in Net Assets.

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2020, follows:

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
AB VPS Global Thematic Growth Portfolio - Class B
	2020		1.000%	2.152%	$1.25	$38.90	19,069,536	$32,435,951	36.12%	37.70%	0.45%
	2019		1.000%	2.152%	0.91	28.48	19,750,760	23,840,606	27.01%	28.49%	0.16%
	2018		1.000%	2.152%	0.71	22.34	21,774,233	20,318,427	-11.90%	-10.88%	0.00%
	2017		1.000%	2.152%	0.80	25.27	27,252,436	28,217,321	33.87%	34.94%	0.29%
	2016		1.000%	1.802%	0.60	18.87	24,151,949	18,590,832	-2.65%	-1.86%	0.00%
AB VPS International Value Portfolio - Class B
	2020		1.000%	1.750%	7.90	8.82	10,636	91,680	0.44%	1.19%	1.51%
	2019		1.000%	1.750%	7.87	8.71	12,612	107,980	14.76%	15.63%	0.80%
	2018		1.000%	1.750%	6.85	7.53	14,229	105,854	-24.32%	-23.75%	1.12%
	2017		1.000%	1.750%	9.06	9.88	13,485	131,565	22.93%	23.85%	2.20%
	2016		1.000%	1.750%	7.37	7.98	10,588	83,252	-2.52%	-1.78%	0.90%
AB VPS Small/Mid Cap Value Portfolio - Class A
	2020		1.000%	2.500%	19.51	47.40	11,862	542,594	0.82%	2.34%	1.09%
	2019		1.000%	2.500%	19.35	46.69	12,595	564,114	17.14%	18.90%	0.55%
	2018		1.000%	2.500%	16.52	39.58	16,434	620,419	-17.12%	-15.87%	0.47%
	2017		1.000%	2.500%	19.93	47.43	17,473	782,813	10.36%	12.02%	0.45%
	2016		1.000%	2.500%	18.06	42.68	20,574	820,542	21.99%	23.84%	0.56%
American Century VP Inflation Protection Fund - Class I
	2017		0.000%	0.000%	—	—	—	—	0.00%	0.00%	0.59%
	2016		1.002%	1.002%	12.22	12.22	1,678	20,512	3.66%	3.66%	1.96%
American Century VP Inflation Protection Fund - Class II
	2020		1.000%	2.600%	10.71	15.93	301,173	4,567,334	6.74%	8.46%	1.34%
	2019		1.000%	2.600%	10.02	14.69	329,514	4,629,052	6.11%	7.82%	2.28%
	2018		1.000%	2.600%	9.44	13.62	381,390	5,002,241	-5.32%	-3.79%	2.80%
	2017		1.000%	2.600%	9.96	14.16	433,307	5,926,622	1.01%	2.64%	2.60%
	2016		1.000%	2.600%	9.85	13.80	457,983	6,128,643	1.71%	3.35%	1.68%
American Century VP International Fund - Class I
	2020		0.550%	0.550%	2.74	2.74	16,341	44,714	25.19%	25.19%	0.49%
	2019		0.550%	0.550%	2.19	2.19	17,551	38,362	27.72%	27.72%	0.86%
	2018		0.550%	0.550%	1.71	1.71	16,848	28,834	-15.69%	-15.69%	1.27%
	2017		0.550%	0.550%	2.03	2.03	16,936	34,376	30.49%	30.49%	0.86%
	2016		0.550%	0.550%	1.56	1.56	18,757	29,178	-6.02%	-6.02%	0.95%
American Funds Global Growth Fund - Class 2
	2020		1.000%	2.600%	26.93	49.93	3,024,752	150,604,069	27.12%	29.17%	0.35%
	2019		1.000%	2.600%	21.17	38.66	3,314,340	127,768,898	31.81%	33.93%	1.10%
	2018		1.000%	2.600%	16.04	28.86	3,690,209	106,244,809	-11.38%	-9.95%	0.65%
	2017		1.000%	2.600%	18.08	32.05	4,017,948	128,495,480	28.10%	30.16%	0.67%
	2016		1.000%	2.600%	14.10	24.63	4,200,673	103,233,401	-1.96%	-0.38%	0.83%
American Funds Growth Fund - Class 2
	2020		1.000%	2.750%	4.61	74.84	172,037,700	1,091,846,593	47.96%	50.57%	0.32%
	2019		1.000%	2.750%	3.07	50.11	190,371,295	798,423,570	27.42%	29.47%	0.74%
	2018		1.000%	2.600%	2.38	39.01	215,010,087	688,824,758	-2.81%	-1.24%	0.42%
	2017		1.000%	2.600%	2.42	39.82	238,256,907	766,151,555	25.00%	27.02%	0.50%
	2016		1.000%	2.600%	1.91	31.60	261,002,194	655,319,574	6.68%	8.40%	0.70%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Growth-Income Fund - Class 2
	2020		1.000%	2.750%	$27.00	$44.40	8,711,785	$316,061,644	10.47%	12.42%	1.35%
	2019		1.000%	2.750%	24.39	39.81	9,694,688	312,955,400	22.90%	24.88%	1.64%
	2018		1.000%	2.600%	19.82	32.14	10,745,245	277,815,739	-4.31%	-2.76%	1.38%
	2017		1.000%	2.600%	20.69	33.32	11,713,787	311,565,772	19.24%	21.16%	1.39%
	2016		1.000%	2.600%	18.89	27.72	12,418,511	272,693,654	8.66%	10.41%	1.36%
American Funds International Fund - Class 2
	2020		1.000%	2.750%	2.14	37.26	65,619,968	213,598,561	10.88%	12.84%	0.65%
	2019		1.000%	2.750%	1.90	33.28	74,919,572	212,721,925	19.73%	21.66%	1.42%
	2018		1.000%	2.600%	1.57	27.58	85,455,849	195,409,725	-15.36%	-14.00%	1.62%
	2017		1.000%	2.600%	1.83	32.32	96,838,236	253,269,292	28.76%	30.83%	1.26%
	2016		1.000%	2.600%	1.40	24.90	104,017,113	206,086,508	0.88%	2.50%	1.25%
BlackRock Global Allocation V.I. Fund - Class I
	2020		1.002%	2.152%	19.49	22.28	769,077	17,086,049	18.43%	19.80%	1.28%
	2019		1.002%	2.152%	16.46	18.59	892,761	16,556,602	15.48%	16.81%	1.18%
	2018		1.002%	2.152%	14.25	15.92	1,124,650	17,862,062	-9.31%	-8.26%	0.90%
	2017		1.002%	2.152%	15.71	17.35	1,291,222	22,375,632	11.44%	12.72%	1.29%
	2016		1.002%	2.152%	14.10	15.39	1,426,555	21,938,228	1.90%	3.08%	1.09%
BlackRock Global Allocation V.I. Fund - Class III
	2020		1.000%	2.950%	14.44	21.67	789,831	16,993,671	17.20%	19.51%	1.31%
	2019		1.000%	2.950%	12.32	18.13	826,553	14,880,592	14.33%	16.58%	1.27%
	2018		1.000%	2.950%	13.79	15.55	896,323	13,846,032	-9.63%	-8.50%	0.86%
	2017		1.000%	2.250%	15.26	17.00	943,460	15,927,126	11.18%	12.58%	1.29%
	2016		1.000%	2.250%	13.73	15.10	969,800	14,551,282	1.50%	2.77%	1.12%
Delaware VIP® Diversified Income Series - Service Class
	2020		1.000%	2.950%	11.04	20.74	2,401,090	48,937,762	7.48%	9.59%	2.47%
	2019		1.000%	2.950%	10.28	18.93	2,469,026	45,954,799	6.88%	8.99%	2.62%
	2018		1.000%	2.950%	9.97	17.36	2,571,854	43,976,516	-4.79%	-3.26%	3.00%
	2017		1.000%	2.600%	10.46	17.95	2,849,423	50,510,363	2.20%	3.85%	2.43%
	2016		1.000%	2.600%	10.23	17.28	2,940,423	50,278,682	0.63%	2.26%	2.89%
Delaware VIP® Diversified Income Series - Standard Class
	2020		1.002%	2.302%	15.11	21.63	3,385,801	72,656,344	8.51%	9.93%	2.75%
	2019		1.002%	2.302%	13.93	19.68	3,655,388	71,426,594	7.92%	9.33%	2.89%
	2018		1.002%	2.302%	12.91	18.00	3,964,688	70,917,059	-4.35%	-3.10%	3.29%
	2017		1.002%	2.302%	13.49	18.58	4,661,889	86,226,237	2.83%	4.17%	2.70%
	2016		1.002%	2.302%	13.12	17.83	5,286,942	93,931,205	1.17%	2.49%	3.19%
Delaware VIP® Emerging Markets Series - Service Class
	2020		1.000%	2.600%	32.27	42.09	43,824	1,769,262	21.49%	23.45%	0.50%
	2019		1.000%	2.600%	17.35	34.10	51,623	1,682,223	19.11%	21.04%	0.41%
	2018		1.000%	2.600%	14.47	28.17	58,260	1,577,272	-18.18%	-16.86%	3.26%
	2017		1.000%	2.600%	17.57	33.89	64,796	2,121,489	37.11%	38.83%	0.41%
	2016		1.000%	2.250%	12.78	24.41	76,763	1,823,457	11.15%	12.55%	0.79%
Delaware VIP® High Yield Series - Service Class
	2020		1.002%	1.002%	22.78	22.78	559,291	12,743,255	5.82%	5.82%	5.70%
	2019		1.002%	1.002%	21.53	21.53	579,148	12,469,588	14.96%	14.96%	6.23%
	2018		1.002%	1.002%	18.73	18.73	594,660	11,137,389	-5.71%	-5.71%	5.91%
	2017		1.002%	1.002%	19.86	19.86	658,709	13,084,054	6.19%	6.19%	5.67%
	2016		1.002%	1.002%	18.71	18.71	668,664	12,507,648	11.79%	11.79%	6.13%
Delaware VIP® High Yield Series - Standard Class
	2020		1.002%	2.302%	19.82	23.69	836,182	19,782,984	4.80%	6.17%	6.06%
	2019		1.002%	2.302%	18.88	22.32	980,094	21,844,703	13.78%	15.27%	6.56%
	2018		1.002%	2.302%	16.57	19.36	1,079,204	20,868,680	-6.65%	-5.42%	6.29%
	2017		1.002%	2.302%	17.72	20.47	1,348,368	27,573,100	5.04%	6.41%	6.00%
	2016		1.002%	2.302%	16.84	19.24	1,608,983	30,927,271	10.59%	12.03%	6.60%
Delaware VIP® Limited-Term Diversified Income Series - Service Class
	2020		1.000%	2.150%	10.90	13.04	163,328	2,064,021	1.90%	3.08%	1.50%
	2019		1.000%	2.250%	10.47	12.65	145,748	1,777,867	2.45%	3.75%	2.42%
	2018		1.000%	2.250%	10.18	12.19	150,542	1,771,731	-2.17%	-0.94%	2.42%
	2017		1.000%	2.250%	10.38	12.30	185,089	2,202,698	-0.36%	0.90%	1.79%
	2016		1.000%	2.250%	10.38	12.19	200,798	2,394,704	-0.53%	0.72%	1.30%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Delaware VIP® REIT Series - Service Class
	2020		1.002%	1.002%	$27.23	$27.23	776,003	$21,130,083	-11.53%	-11.53%	1.68%
	2019		1.002%	1.002%	30.78	30.78	826,705	25,445,781	25.24%	25.24%	1.84%
	2018		1.002%	1.002%	24.58	24.58	834,745	20,515,648	-8.44%	-8.44%	1.81%
	2017		1.002%	1.002%	26.84	26.84	911,764	24,473,694	0.26%	0.26%	1.34%
	2016		1.002%	1.002%	26.77	26.77	961,216	25,735,237	4.56%	4.56%	0.94%
Delaware VIP® REIT Series - Standard Class
	2020		1.000%	2.600%	4.53	39.46	13,758,271	67,438,333	-12.71%	-11.30%	2.05%
	2019		1.000%	2.600%	5.12	44.48	16,151,638	89,152,619	23.55%	25.55%	2.15%
	2018		1.000%	2.600%	4.09	35.43	17,850,264	78,708,814	-9.60%	-8.14%	2.09%
	2017		1.000%	2.600%	4.47	38.57	20,941,611	100,472,132	-1.07%	0.52%	1.62%
	2016		1.000%	2.600%	4.46	38.37	25,217,736	120,305,388	3.15%	4.82%	1.17%
Delaware VIP® Small Cap Value Series - Service Class
	2020		1.000%	2.500%	4.13	45.28	30,878,953	174,311,197	-4.59%	-3.15%	1.05%
	2019		1.000%	2.500%	4.27	46.75	35,347,354	203,266,117	24.57%	26.45%	0.78%
	2018		1.000%	2.500%	3.39	36.97	40,124,050	180,417,414	-19.01%	-17.77%	0.61%
	2017		1.000%	2.500%	4.14	44.96	46,214,183	250,628,261	8.98%	10.65%	0.65%
	2016		1.000%	2.500%	3.75	40.64	51,842,390	251,413,319	27.85%	29.78%	0.67%
Delaware VIP® Smid Cap Core Series - Service Class
	2020		1.002%	1.002%	39.16	39.16	785,757	30,772,452	9.63%	9.63%	0.28%
	2019		1.002%	1.002%	35.72	35.72	819,486	29,272,949	27.97%	27.97%	0.29%
	2018		1.002%	1.002%	27.91	27.91	824,132	23,005,408	-13.28%	-13.28%	0.00%
	2017		1.002%	1.002%	32.19	32.19	844,633	27,187,101	17.20%	17.20%	0.09%
	2016		1.002%	1.002%	27.46	27.46	845,999	23,234,287	6.94%	6.94%	0.00%
Delaware VIP® Smid Cap Core Series - Standard Class
	2020		0.550%	2.500%	7.30	52.91	27,678,205	219,252,512	8.34%	10.48%	0.56%
	2019		0.550%	2.500%	6.66	48.49	31,265,971	225,325,231	26.43%	28.92%	0.56%
	2018		0.550%	2.500%	5.20	38.09	35,077,879	197,025,578	-14.29%	-12.60%	0.18%
	2017		0.550%	2.500%	6.00	44.13	38,774,909	250,044,904	15.72%	18.00%	0.31%
	2016		0.550%	2.500%	5.12	37.87	43,562,044	239,352,442	5.62%	7.70%	0.22%
Delaware VIP® U.S. Growth Series - Service Class
	2020		1.000%	1.800%	35.87	40.31	5,651	205,489	41.12%	42.26%	0.00%
	2019		1.000%	1.800%	25.42	28.34	3,715	98,204	24.62%	25.62%	0.00%
	2018		1.000%	1.800%	20.39	22.56	5,882	127,173	-5.02%	-4.26%	0.00%
	2017		1.000%	2.150%	20.62	23.56	6,844	154,000	25.38%	26.83%	0.00%
	2016		1.000%	2.150%	16.44	18.58	13,019	236,296	-7.51%	-6.44%	0.39%
Delaware VIP® Value Series - Service Class
	2020		1.002%	1.002%	31.43	31.43	1,075,271	33,794,857	-0.87%	-0.87%	1.79%
	2019		1.002%	1.002%	31.70	31.70	1,152,325	36,532,854	18.40%	18.40%	1.48%
	2018		1.002%	1.002%	26.78	26.78	1,215,686	32,550,972	-3.97%	-3.97%	1.40%
	2017		1.002%	1.002%	27.88	27.88	1,243,407	34,668,476	12.40%	12.40%	1.48%
	2016		1.002%	1.002%	24.81	24.81	1,286,194	31,904,371	13.18%	13.18%	1.56%
Delaware VIP® Value Series - Standard Class
	2020		0.550%	2.600%	5.11	38.80	23,074,302	130,914,973	-2.17%	-0.14%	2.14%
	2019		0.550%	2.600%	5.15	39.32	26,796,409	152,870,801	16.89%	19.31%	1.76%
	2018		0.550%	2.600%	4.35	33.36	30,193,678	144,989,395	-5.23%	-3.27%	1.68%
	2017		0.550%	2.600%	4.53	34.90	34,584,321	172,432,834	10.88%	13.17%	1.73%
	2016		0.550%	2.600%	4.03	31.21	38,800,051	171,692,113	11.71%	14.02%	1.78%
DWS Alternative Asset Allocation VIP Portfolio - Class A
	2020		1.002%	1.952%	13.56	15.12	98,498	1,488,608	3.66%	4.66%	2.82%
	2019		1.002%	1.952%	13.08	14.45	124,304	1,795,232	12.48%	13.54%	3.87%
	2018		1.002%	1.952%	11.63	12.72	138,756	1,765,021	-10.89%	-10.04%	2.17%
	2017		1.002%	1.952%	13.05	14.14	152,349	2,154,374	5.34%	6.34%	2.37%
	2016		1.002%	1.952%	12.39	13.30	216,462	2,878,678	3.29%	4.25%	2.07%
DWS Alternative Asset Allocation VIP Portfolio - Class B
	2020		1.000%	2.150%	12.80	14.64	122,034	1,783,859	3.08%	4.27%	2.49%
	2019		1.000%	2.150%	12.42	14.04	129,218	1,811,640	11.91%	13.21%	3.54%
	2018		1.000%	2.150%	11.10	12.40	138,900	1,720,271	-11.28%	-10.25%	1.86%
	2017		1.000%	2.150%	12.51	13.82	154,633	2,134,096	4.74%	5.94%	2.05%
	2016		1.000%	2.150%	11.94	13.04	164,767	2,146,599	2.76%	3.94%	1.76%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
DWS Equity 500 Index VIP Portfolio - Class A
	2020		0.550%	0.550%	$3.73	$3.73	52,665	$196,434	17.45%	17.45%	1.70%
	2019		0.550%	0.550%	3.18	3.18	57,265	181,861	30.47%	30.47%	1.95%
	2018		0.550%	0.550%	2.43	2.43	59,946	145,917	-5.17%	-5.17%	1.66%
	2017		0.550%	0.550%	2.57	2.57	62,646	160,810	20.87%	20.87%	1.73%
	2016		0.550%	1.002%	1.86	2.12	66,351	140,642	10.50%	11.00%	1.88%
DWS Equity 500 Index VIP Portfolio - Class B
	2016		1.002%	1.002%	21.97	21.97	410	9,000	10.21%	10.21%	1.45%
DWS Small Cap Index VIP Portfolio - Class A
	2020		0.550%	2.600%	5.07	49.43	56,295	748,382	16.37%	18.78%	1.05%
	2019		0.550%	2.600%	4.27	42.14	67,874	948,495	22.01%	24.54%	1.13%
	2018		0.550%	2.600%	3.10	34.26	114,187	941,482	-13.51%	-11.72%	0.97%
	2017		0.550%	2.600%	3.52	39.30	159,242	1,351,149	11.40%	13.70%	0.96%
	2016		0.550%	2.600%	3.11	35.00	162,516	1,307,208	17.92%	20.36%	1.01%
Fidelity® VIP Contrafund® Portfolio - Service Class
	2020		1.000%	2.600%	4.69	55.87	45,064,341	239,957,252	27.09%	29.13%	0.15%
	2019		1.000%	2.600%	3.64	43.27	50,607,952	209,862,744	28.08%	30.14%	0.35%
	2018		1.000%	2.600%	2.81	33.24	57,744,973	184,278,844	-8.89%	-7.42%	0.59%
	2017		1.000%	2.600%	3.04	35.91	65,436,565	225,016,700	18.64%	20.55%	0.89%
	2016		1.000%	2.600%	2.53	29.79	73,909,452	210,750,750	5.14%	6.84%	0.65%
Fidelity® VIP Contrafund® Portfolio - Service Class 2
	2020		1.002%	1.002%	46.18	46.18	2,178,079	100,586,824	28.94%	28.94%	0.08%
	2019		1.002%	1.002%	35.82	35.82	2,294,777	82,192,793	29.97%	29.97%	0.22%
	2018		1.002%	1.002%	27.56	27.56	2,431,726	67,015,844	-7.57%	-7.57%	0.43%
	2017		1.002%	1.002%	29.82	29.82	2,624,855	78,263,476	20.38%	20.38%	0.77%
	2016		1.002%	1.002%	24.77	24.77	2,784,812	68,978,449	6.66%	6.66%	0.58%
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class
	2020		1.002%	1.952%	12.86	12.86	308,280	3,958,186	13.77%	13.77%	1.44%
	2019		1.002%	1.002%	11.30	11.30	234,194	2,646,554	18.81%	18.81%	2.18%
	2018		1.002%	1.002%	9.51	9.51	167,275	1,591,014	-6.91%	-6.91%	2.15%
	2017	11/17/17	1.002%	1.002%	10.22	10.22	38,175	390,066	1.98%	1.98%	2.20%
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2
	2020		1.002%	1.002%	12.80	12.80	102,848	1,316,202	13.58%	13.58%	1.40%
	2019		1.002%	1.002%	11.27	11.27	55,239	622,421	18.68%	18.68%	2.81%
	2018		1.002%	1.002%	9.49	9.49	14,895	141,413	-7.01%	-7.01%	1.59%
	2017	12/22/17	1.002%	1.002%	10.21	10.21	5,405	55,198	0.26%	0.26%	0.00%
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class
	2020		1.002%	1.002%	13.08	13.08	597,585	7,817,108	14.68%	14.68%	1.61%
	2019		1.002%	1.002%	11.41	11.41	352,226	4,017,781	20.48%	20.48%	2.44%
	2018		1.002%	1.002%	9.47	9.47	223,300	2,114,106	-7.55%	-7.55%	1.53%
	2017	11/17/17	1.002%	1.002%	10.24	10.24	68,726	703,768	2.21%	2.21%	1.36%
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2
	2020		1.002%	1.002%	13.01	13.01	260,750	3,392,666	14.52%	14.52%	1.15%
	2019		1.002%	1.002%	11.36	11.36	173,033	1,965,845	20.30%	20.30%	3.15%
	2018		1.002%	1.002%	9.44	9.44	52,074	491,779	-7.70%	-7.70%	2.07%
	2017	12/26/17	1.002%	1.002%	10.23	10.23	503	5,151	0.26%	0.26%	0.00%
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class
	2020		1.002%	1.002%	13.34	13.34	277,552	3,701,361	15.59%	15.59%	1.26%
	2019		1.002%	1.002%	11.54	11.54	248,307	2,864,676	23.13%	23.13%	2.77%
	2018		1.002%	1.002%	9.37	9.37	106,821	1,000,841	-8.80%	-8.80%	1.18%
	2017	11/20/17	1.002%	1.002%	10.27	10.27	47,436	487,340	2.41%	2.41%	3.35%
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2
	2020		1.002%	1.002%	13.28	13.28	242,104	3,214,524	15.48%	15.48%	1.12%
	2019		1.002%	1.002%	11.50	11.50	166,137	1,910,172	22.87%	22.87%	2.53%
	2018		1.002%	1.002%	9.36	9.36	72,504	678,429	-8.97%	-8.97%	1.71%
	2017	11/17/17	1.002%	1.002%	10.28	10.28	455	4,682	2.60%	2.60%	0.00%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class
	2020		1.002%	2.152%	$13.65	$13.65	240,523	$3,282,206	16.97%	16.97%	1.27%
	2019		1.002%	1.002%	11.67	11.67	129,800	1,514,562	26.06%	26.06%	2.56%
	2018		1.002%	1.002%	9.26	9.26	49,080	454,289	-10.26%	-10.26%	1.23%
	2017	11/28/17	1.002%	1.002%	10.31	10.31	12,082	124,630	1.40%	1.40%	2.86%
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2
	2020		1.002%	1.002%	13.58	13.58	196,092	2,662,964	16.78%	16.78%	0.86%
	2019		1.002%	1.002%	11.63	11.63	150,731	1,752,826	25.86%	25.86%	2.04%
	2018		1.002%	1.002%	9.24	9.24	80,030	739,413	-10.40%	-10.40%	1.86%
	2017	11/22/17	1.002%	1.002%	10.31	10.31	2,392	24,662	2.10%	2.10%	0.87%
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class
	2020		1.002%	1.002%	13.80	13.80	104,251	1,438,507	17.97%	17.97%	1.10%
	2019		1.002%	1.002%	11.70	11.70	52,211	610,670	27.11%	27.11%	2.11%
	2018		1.002%	1.002%	9.20	9.20	16,584	152,598	-10.84%	-10.84%	1.03%
	2017	12/4/17	1.002%	1.002%	10.32	10.32	8,437	87,070	1.66%	1.66%	1.73%
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2
	2020		1.002%	1.002%	13.73	13.73	256,998	3,528,828	17.80%	17.80%	0.95%
	2019		1.002%	1.002%	11.66	11.66	157,304	1,833,489	26.95%	26.95%	2.16%
	2018		1.002%	1.002%	9.18	9.18	81,808	751,082	-11.02%	-11.02%	1.78%
	2017	12/20/17	1.002%	1.002%	10.32	10.32	6,963	71,845	0.65%	0.65%	0.21%
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class
	2020		1.002%	1.002%	13.80	13.80	52,686	726,926	17.99%	17.99%	0.92%
	2019		1.002%	1.002%	11.69	11.69	51,212	598,872	27.12%	27.12%	1.70%
	2018		1.002%	1.002%	9.20	9.20	47,600	437,875	-10.87%	-10.87%	2.58%
	2017	11/20/17	1.002%	1.002%	10.32	10.32	6,451	66,574	2.85%	2.85%	1.59%
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2
	2020		1.002%	1.002%	13.73	13.73	244,896	3,361,913	17.78%	17.78%	0.93%
	2019		1.002%	1.002%	11.66	11.66	159,787	1,862,413	26.97%	26.97%	2.29%
	2018		1.002%	1.002%	9.18	9.18	73,299	672,851	-11.03%	-11.03%	1.77%
	2017	12/4/17	1.002%	1.002%	10.32	10.32	6,623	68,335	1.66%	1.66%	0.99%
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class
	2020		1.002%	1.002%	13.79	13.79	42,957	592,306	17.99%	17.99%	0.85%
	2019		1.002%	1.002%	11.69	11.69	53,977	630,795	27.11%	27.11%	1.64%
	2018		1.002%	1.002%	9.19	9.19	44,240	406,725	-10.93%	-10.93%	1.23%
	2017	12/1/17	1.002%	1.002%	10.32	10.32	5,803	59,897	1.64%	1.64%	1.71%
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2
	2020		1.002%	1.002%	13.73	13.73	594,640	8,164,907	17.81%	17.81%	0.89%
	2019		1.002%	1.002%	11.66	11.66	403,330	4,700,890	26.94%	26.94%	2.25%
	2018		1.002%	1.002%	9.18	9.18	155,968	1,432,043	-11.02%	-11.02%	2.10%
	2017	11/16/17	1.002%	1.002%	10.32	10.32	5,201	53,672	3.05%	3.05%	1.53%
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class
	2020	3/11/20	1.002%	1.002%	13.39	13.39	1,538	20,590	37.83%	37.83%	1.57%
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2
	2020		1.002%	1.002%	13.36	13.36	43,872	586,124	17.83%	17.83%	0.98%
	2019	7/16/19	1.002%	1.002%	11.34	11.34	19,508	221,196	7.12%	7.12%	2.72%
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class
	2020		1.002%	1.002%	13.41	13.41	16,742	224,462	18.03%	18.03%	1.26%
	2019	7/16/19	1.002%	1.002%	11.36	11.36	4,443	50,470	7.32%	7.32%	1.46%
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2
	2020		1.002%	1.002%	13.36	13.36	51,622	689,893	17.85%	17.85%	1.32%
	2019	7/15/19	1.002%	1.002%	11.34	11.34	9,556	108,368	6.93%	6.93%	3.30%
Fidelity® VIP Growth Portfolio - Service Class
	2020		1.000%	2.500%	3.69	59.54	37,006,872	147,656,153	40.21%	42.32%	0.06%
	2019		1.000%	2.500%	2.60	42.17	38,837,932	108,967,612	30.88%	32.85%	0.16%
	2018		1.000%	2.500%	1.97	32.00	43,701,422	92,280,130	-2.74%	-1.27%	0.15%
	2017		1.000%	2.500%	2.00	32.67	45,561,713	97,321,972	31.66%	33.66%	0.12%
	2016		1.000%	2.500%	1.50	24.64	43,656,587	69,640,212	-1.77%	-0.29%	0.00%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Fidelity® VIP Growth Portfolio - Service Class 2
	2020		1.002%	1.002%	$51.41	$51.41	936,300	$48,134,990	42.12%	42.12%	0.04%
	2019		1.002%	1.002%	36.17	36.17	891,407	32,245,491	32.64%	32.64%	0.05%
	2018		1.002%	1.002%	27.27	27.27	903,192	24,631,806	-1.42%	-1.42%	0.04%
	2017		1.002%	1.002%	27.67	27.67	856,759	23,703,206	33.47%	33.47%	0.07%
	2016		1.002%	1.002%	20.73	20.73	772,944	16,021,569	-0.45%	-0.45%	0.00%
Fidelity® VIP Mid Cap Portfolio - Service Class 2
	2020		1.000%	2.150%	28.39	33.96	68,376	2,239,504	15.36%	16.69%	0.40%
	2019		1.000%	2.150%	24.61	29.10	80,559	2,273,194	20.55%	21.95%	0.66%
	2018		1.000%	2.150%	20.41	23.86	89,843	2,085,838	-16.59%	-15.62%	0.40%
	2017		1.000%	2.150%	24.47	28.28	96,822	2,671,380	17.97%	19.34%	0.49%
	2016		1.000%	2.150%	20.74	23.70	109,538	2,540,824	9.54%	10.81%	0.28%
Franklin Income VIP Fund - Class 2
	2020		1.000%	2.600%	15.45	20.43	72,602	1,358,677	-1.89%	-0.31%	5.81%
	2019		1.000%	2.600%	15.75	20.69	74,984	1,411,321	13.08%	14.90%	5.34%
	2018		1.000%	2.600%	13.93	18.18	75,231	1,231,539	-6.76%	-5.26%	4.86%
	2017		1.000%	2.600%	14.94	19.37	92,268	1,590,140	6.86%	8.58%	4.11%
	2016		1.000%	2.600%	13.98	18.01	101,401	1,616,718	11.10%	12.89%	4.70%
Franklin Mutual Shares VIP Fund - Class 2
	2020		1.000%	1.800%	15.68	17.63	75,088	1,265,041	-6.74%	-5.99%	2.87%
	2019		1.000%	1.800%	16.82	18.75	73,045	1,313,795	20.39%	21.35%	1.78%
	2018		1.000%	1.800%	13.97	15.45	85,761	1,282,042	-10.69%	-9.97%	2.33%
	2017		1.000%	1.800%	15.64	17.16	93,604	1,561,138	6.41%	7.27%	2.24%
	2016		1.000%	1.800%	14.70	16.00	103,040	1,608,232	13.99%	14.90%	1.79%
Invesco V.I. Core Equity Fund - Series I Shares
	2020		1.300%	1.300%	23.16	23.16	9	216	12.38%	12.38%	1.06%
	2019		1.300%	1.300%	20.61	20.61	9	192	27.30%	27.30%	1.14%
	2018		1.300%	1.300%	16.19	16.19	9	151	-10.57%	-10.57%	1.18%
	2017		1.300%	1.300%	18.10	18.10	9	169	11.71%	11.71%	0.59%
	2016		1.000%	1.300%	16.20	16.95	1,549	26,250	8.84%	9.17%	0.69%
Invesco V.I. International Growth Fund - Series I Shares
	2020		1.300%	1.300%	32.45	32.45	1,310	42,495	12.52%	12.52%	2.44%
	2019		1.300%	1.300%	28.84	28.84	1,310	37,766	26.91%	26.91%	1.60%
	2018		1.300%	1.300%	22.72	22.72	1,310	29,758	-16.08%	-16.08%	1.96%
	2017		1.300%	1.300%	27.07	27.07	1,635	44,260	21.41%	21.41%	1.44%
	2016		1.300%	1.300%	22.30	22.30	1,903	42,430	-1.74%	-1.74%	1.28%
Janus Henderson Global Research Portfolio - Institutional Shares
	2020		0.550%	1.300%	2.74	25.57	176,683	504,656	18.49%	19.40%	0.73%
	2019		0.550%	1.300%	2.30	21.51	181,017	433,398	27.35%	28.34%	1.01%
	2018		0.550%	1.300%	1.79	16.84	182,035	340,089	-8.07%	-7.38%	1.14%
	2017		0.550%	1.300%	1.93	18.26	183,113	370,055	25.40%	26.33%	0.82%
	2016		0.550%	1.750%	1.53	14.52	186,714	300,348	0.28%	1.51%	1.00%
LVIP Baron Growth Opportunities Fund - Service Class
	2020		0.550%	2.600%	7.50	65.19	21,793,914	228,560,924	30.64%	33.35%	0.00%
	2019		0.550%	2.600%	5.66	49.50	25,184,320	196,968,334	32.88%	35.64%	0.00%
	2018		0.550%	2.600%	4.21	36.96	27,675,016	158,478,579	-6.40%	-4.46%	0.00%
	2017		0.550%	2.600%	4.44	39.17	29,419,083	175,539,303	23.98%	26.54%	0.00%
	2016		0.550%	2.600%	3.53	31.35	32,136,682	150,451,726	2.86%	4.99%	0.45%
LVIP BlackRock Advantage Allocation Fund - Service Class
	2020		1.002%	1.002%	22.45	22.45	643,243	14,439,574	11.72%	11.72%	1.44%
	2019		1.002%	1.002%	20.09	20.09	654,191	13,144,231	15.22%	15.22%	2.29%
	2018		1.002%	1.002%	17.44	17.44	689,016	12,015,619	-6.54%	-6.54%	1.98%
	2017		1.002%	1.002%	18.66	18.66	725,092	13,530,012	12.90%	12.90%	1.89%
	2016		1.002%	1.002%	16.53	16.53	717,780	11,862,779	3.34%	3.34%	1.66%
LVIP BlackRock Advantage Allocation Fund - Standard Class
	2020		1.000%	2.950%	14.91	23.12	184,254	4,225,933	9.84%	12.00%	1.66%
	2019		1.000%	2.950%	13.58	20.64	202,583	4,151,848	13.27%	15.50%	2.46%
	2018		1.000%	2.950%	16.01	17.87	237,526	4,218,972	-7.39%	-6.31%	2.19%
	2017		1.000%	2.152%	17.29	19.08	268,641	5,096,625	11.90%	13.19%	1.90%
	2016		1.000%	2.152%	15.45	16.85	338,381	5,679,513	2.43%	3.61%	1.66%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class
	2020		1.002%	1.002%	$19.24	$19.24	397,466	$7,648,736	-0.14%	-0.14%	1.86%
	2019		1.002%	1.002%	19.27	19.27	421,624	8,124,873	17.12%	17.12%	1.74%
	2018		1.002%	1.002%	16.45	16.45	424,500	6,984,752	-9.05%	-9.05%	2.00%
	2017		1.002%	1.002%	18.09	18.09	449,990	8,141,149	14.98%	14.98%	1.59%
	2016		1.002%	1.002%	15.73	15.73	488,149	7,680,596	10.56%	10.56%	1.54%
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class
	2020		0.550%	2.302%	4.97	23.49	36,001,180	192,905,469	-1.18%	0.56%	2.06%
	2019		0.550%	2.302%	4.98	23.65	39,913,848	213,781,133	15.89%	17.94%	1.85%
	2018		0.550%	2.600%	4.26	20.30	44,331,254	202,246,917	-10.27%	-8.42%	2.14%
	2017		0.550%	2.600%	4.68	22.45	49,551,749	248,150,932	13.44%	15.79%	1.81%
	2016		0.550%	2.600%	4.07	19.63	54,799,176	238,071,774	9.09%	11.35%	1.72%
LVIP BlackRock Emerging Markets Managed Volatility Fund - Service Class
	2016		0.000%	0.000%	—	—	—	—	0.00%	0.00%	4.72%
LVIP BlackRock Emerging Markets Managed Volatility Fund - Standard Class
	2016		0.000%	0.000%	—	—	—	—	0.00%	0.00%	4.04%
LVIP BlackRock Global Real Estate Fund - Service Class
	2020		1.000%	2.600%	8.84	21.43	492,217	5,383,692	-4.95%	-3.42%	5.24%
	2019		1.000%	2.600%	9.30	22.40	513,856	5,826,032	21.41%	23.37%	3.34%
	2018		1.000%	2.600%	7.66	18.33	537,364	4,934,074	-10.92%	-9.48%	3.58%
	2017		1.000%	2.600%	8.60	20.45	549,464	5,574,751	7.75%	9.48%	4.14%
	2016		1.000%	2.600%	7.98	18.85	569,064	5,276,604	-1.65%	-0.06%	3.63%
LVIP BlackRock Global Real Estate Fund - Standard Class
	2020		1.002%	2.302%	9.72	22.06	579,640	6,591,631	-4.43%	-3.18%	5.19%
	2019		1.002%	2.302%	10.16	23.00	705,761	8,286,865	22.08%	23.67%	3.42%
	2018		1.002%	2.302%	8.31	18.77	810,183	7,691,954	-10.43%	-9.26%	3.64%
	2017		1.002%	2.302%	9.26	20.89	932,214	9,752,924	8.34%	9.76%	4.17%
	2016		1.002%	2.302%	8.53	19.21	1,046,047	9,970,899	-1.12%	0.18%	3.69%
LVIP BlackRock Inflation Protected Bond Fund - Service Class
	2020		1.002%	1.002%	10.08	10.08	537,430	5,416,596	3.97%	3.97%	0.17%
	2019		1.002%	1.002%	9.69	9.69	540,803	5,242,524	4.57%	4.57%	1.92%
	2018		1.002%	1.002%	9.27	9.27	598,487	5,548,099	-0.97%	-0.97%	4.54%
	2017		1.002%	1.002%	9.36	9.36	627,597	5,875,024	0.92%	0.92%	1.64%
	2016		1.002%	1.002%	9.28	9.28	635,230	5,892,325	2.30%	2.30%	0.76%
LVIP BlackRock Inflation Protected Bond Fund - Standard Class
	2020		1.002%	2.302%	9.20	10.30	969,774	9,957,642	2.88%	4.23%	0.17%
	2019		1.002%	2.302%	8.95	9.88	979,010	9,647,150	3.48%	4.84%	2.21%
	2018		1.002%	2.302%	8.65	9.43	1,063,809	10,002,596	-2.01%	-0.72%	4.84%
	2017		1.002%	2.302%	8.82	9.49	1,264,050	11,977,723	-0.14%	1.16%	1.59%
	2016		1.002%	2.302%	8.84	9.38	1,476,118	13,834,120	1.23%	2.56%	1.13%
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class
	2020		1.002%	1.002%	28.91	28.91	159,090	4,599,208	22.28%	22.28%	0.15%
	2019		1.002%	1.002%	23.64	23.64	146,318	3,459,338	18.44%	18.44%	0.47%
	2018		1.002%	1.002%	19.96	19.96	157,041	3,134,670	-5.50%	-5.50%	0.49%
	2017		1.002%	1.002%	21.12	21.12	168,067	3,550,010	24.56%	24.56%	0.46%
	2016		1.002%	1.002%	16.96	16.96	146,082	2,477,200	-2.54%	-2.54%	0.21%
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class
	2020		0.550%	1.952%	5.81	33.47	38,388,560	239,611,363	21.43%	23.15%	0.36%
	2019		0.550%	2.152%	4.75	27.52	42,553,087	216,675,644	17.40%	19.27%	0.67%
	2018		0.550%	2.600%	4.01	23.37	47,092,537	202,031,289	-6.77%	-4.85%	0.68%
	2017		0.550%	2.600%	4.25	24.86	51,727,606	234,333,305	22.89%	25.43%	0.64%
	2016		0.550%	2.600%	3.41	20.07	56,791,107	205,981,439	-3.85%	-1.85%	0.41%
LVIP Blended Mid Cap Managed Volatility Fund - Service Class
	2020		1.000%	1.800%	17.98	20.05	79,726	1,488,840	25.13%	26.13%	0.00%
	2019		1.000%	1.800%	14.37	15.90	74,799	1,120,528	22.37%	23.36%	0.00%
	2018		1.000%	2.600%	10.70	12.89	62,452	755,678	-2.44%	-0.87%	0.00%
	2017		1.000%	2.600%	10.97	13.00	43,420	535,845	22.04%	24.00%	0.00%
	2016		1.000%	2.600%	8.99	10.49	36,027	361,779	-0.61%	0.99%	0.00%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class
	2020		1.002%	2.302%	$17.26	$18.82	132,118	$2,485,413	24.80%	26.44%	0.00%
	2019		1.002%	2.302%	13.83	14.88	151,716	2,257,126	22.07%	23.67%	0.00%
	2018		1.002%	2.302%	11.33	12.03	196,891	2,368,953	-1.92%	-0.64%	0.00%
	2017		1.002%	2.302%	11.55	12.11	109,900	1,330,709	22.70%	24.31%	0.00%
	2016		1.002%	2.302%	9.41	9.74	84,604	824,032	-0.07%	1.24%	0.00%
LVIP Delaware Bond Fund - Service Class
	2020		1.002%	1.002%	18.38	18.38	1,430,408	26,286,508	8.39%	8.39%	2.05%
	2019		1.002%	1.002%	16.95	16.95	1,407,852	23,869,244	7.74%	7.74%	2.76%
	2018		1.002%	1.002%	15.74	15.74	1,425,646	22,434,246	-2.16%	-2.16%	2.76%
	2017		1.002%	1.002%	16.08	16.08	1,618,215	26,027,603	2.97%	2.97%	2.46%
	2016		1.002%	1.002%	15.62	15.62	1,674,147	26,151,033	1.35%	1.35%	2.21%
LVIP Delaware Bond Fund - Standard Class
	2020		0.550%	2.600%	11.74	22.20	12,093,054	157,999,734	7.05%	9.27%	2.30%
	2019		0.550%	2.600%	10.89	20.41	12,884,305	155,033,864	6.40%	8.60%	2.98%
	2018		0.550%	2.600%	10.11	18.87	14,161,293	157,517,100	-3.38%	-1.37%	3.05%
	2017		0.550%	2.600%	10.33	19.22	16,119,964	182,328,745	1.69%	3.79%	2.71%
	2016		0.550%	2.600%	10.02	18.60	18,326,012	200,234,374	0.09%	2.16%	2.39%
LVIP Delaware Diversified Floating Rate Fund - Service Class
	2020		1.000%	2.302%	9.00	10.20	479,051	4,833,730	-1.19%	0.11%	1.32%
	2019		1.000%	2.302%	9.11	10.19	490,776	4,957,016	1.97%	3.30%	2.47%
	2018		1.000%	2.302%	8.93	9.87	526,852	5,157,828	-2.25%	-0.97%	3.37%
	2017		1.000%	2.302%	9.14	9.96	489,199	4,833,301	-0.06%	1.26%	0.85%
	2016		1.000%	2.302%	9.14	9.84	448,852	4,388,234	-0.31%	0.99%	0.00%
LVIP Delaware Mid Cap Value Fund - Service Class
	2020		1.002%	1.002%	36.85	36.85	1,000,766	36,876,256	-0.84%	-0.84%	2.43%
	2019		1.002%	1.002%	37.16	37.16	1,093,637	40,638,607	28.67%	28.67%	0.86%
	2018		1.002%	1.002%	28.88	28.88	1,152,553	33,284,755	-15.89%	-15.89%	1.00%
	2017		1.002%	1.002%	34.34	34.34	1,242,633	42,666,470	16.17%	16.17%	0.97%
	2016		1.002%	1.002%	29.56	29.56	1,328,898	39,276,395	18.79%	18.79%	1.27%
LVIP Delaware Mid Cap Value Fund - Standard Class
	2020		0.550%	2.302%	31.34	47.70	8,105,996	349,816,279	-1.76%	-0.04%	2.69%
	2019		0.550%	2.302%	31.91	48.29	9,220,149	399,862,529	27.46%	29.71%	1.15%
	2018		0.550%	2.302%	25.03	37.70	10,395,156	349,159,622	-16.70%	-15.22%	1.28%
	2017		0.550%	2.302%	30.05	45.03	11,725,526	466,677,469	15.10%	17.11%	1.30%
	2016		0.550%	2.302%	26.11	38.93	13,035,424	445,035,149	17.66%	19.74%	1.56%
LVIP Delaware Social Awareness Fund - Service Class
	2020		1.002%	1.002%	38.90	38.90	873,924	33,998,069	18.08%	18.08%	0.98%
	2019		1.002%	1.002%	32.95	32.95	929,344	30,618,644	30.20%	30.20%	1.76%
	2018		1.002%	1.002%	25.30	25.30	946,967	23,962,252	-5.84%	-5.84%	0.99%
	2017		1.002%	1.002%	26.87	26.87	987,069	26,525,952	18.58%	18.58%	0.97%
	2016		1.002%	1.002%	22.66	22.66	988,698	22,407,011	5.21%	5.21%	1.15%
LVIP Delaware Social Awareness Fund - Standard Class
	2020		0.550%	2.150%	20.87	48.41	25,538,585	573,056,593	17.14%	19.03%	1.30%
	2019		0.550%	2.152%	17.67	41.18	28,586,964	541,332,643	29.17%	31.25%	2.00%
	2018		0.550%	2.152%	13.56	31.77	32,045,068	464,466,188	-6.60%	-5.09%	1.28%
	2017		0.550%	2.152%	14.40	33.89	35,927,738	551,157,478	17.65%	19.53%	1.28%
	2016		0.550%	2.152%	12.14	28.71	39,622,005	510,864,856	4.37%	6.05%	1.40%
LVIP Delaware Wealth Builder Fund - Service Class
	2020		1.002%	1.002%	22.82	22.82	496,448	11,327,806	4.31%	4.31%	1.77%
	2019		1.002%	1.002%	21.88	21.88	519,248	11,358,822	14.46%	14.46%	2.60%
	2018		1.002%	1.002%	19.11	19.11	552,270	10,555,220	-6.40%	-6.40%	2.75%
	2017		1.002%	1.002%	20.42	20.42	593,079	12,110,790	10.90%	10.90%	2.03%
	2016		1.002%	1.002%	18.41	18.41	623,009	11,472,038	4.31%	4.31%	1.45%
LVIP Delaware Wealth Builder Fund - Standard Class
	2020		1.000%	1.802%	6.51	24.99	11,161,615	78,161,004	3.73%	4.56%	1.94%
	2019		1.000%	1.802%	6.24	24.09	12,486,863	83,613,753	13.84%	14.75%	2.75%
	2018		1.000%	1.802%	5.46	21.16	14,177,058	82,768,711	-6.91%	-6.16%	2.90%
	2017		1.000%	1.802%	5.83	22.73	15,881,065	98,792,045	10.28%	11.17%	2.23%
	2016		1.000%	1.802%	5.26	20.61	17,462,768	97,717,354	3.73%	4.57%	1.54%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class
	2020		1.002%	1.002%	$34.69	$34.69	376,703	$13,068,250	14.84%	14.84%	1.21%
	2019		1.002%	1.002%	30.21	30.21	393,599	11,889,893	28.36%	28.36%	1.58%
	2018		1.002%	1.002%	23.53	23.53	406,480	9,565,898	-8.53%	-8.53%	1.19%
	2017		1.002%	1.002%	25.73	25.73	411,701	10,591,747	19.25%	19.25%	1.14%
	2016		1.002%	1.002%	21.57	21.57	390,840	8,431,625	12.87%	12.87%	1.17%
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class
	2020		0.550%	2.152%	31.27	41.66	26,783,200	1,005,042,656	13.92%	15.76%	1.52%
	2019		0.550%	2.600%	27.34	36.44	30,022,647	977,629,912	26.77%	29.40%	1.80%
	2018		0.550%	2.600%	21.38	28.52	33,679,731	851,381,050	-9.67%	-7.80%	1.41%
	2017		0.550%	2.600%	23.47	31.32	37,712,420	1,038,706,032	18.30%	20.21%	1.40%
	2016		0.550%	2.152%	19.76	26.38	41,796,225	961,988,780	11.97%	13.78%	1.51%
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class
	2020		1.000%	2.150%	11.07	12.95	73,647	864,425	9.99%	11.27%	0.90%
	2019		1.000%	2.150%	10.44	11.64	65,821	697,285	10.51%	11.39%	1.69%
	2018		1.000%	2.600%	8.68	10.45	58,230	557,602	-11.69%	-10.27%	1.17%
	2017		1.000%	2.600%	9.83	11.65	55,837	601,185	17.99%	19.90%	1.24%
	2016		1.000%	2.600%	8.33	9.71	44,442	402,378	-0.46%	1.15%	1.38%
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class
	2020		1.002%	2.152%	10.94	11.81	99,807	1,176,894	10.27%	11.54%	1.06%
	2019		1.002%	2.152%	9.92	10.59	104,759	1,107,759	10.39%	11.67%	1.74%
	2018		1.002%	2.152%	8.99	9.48	116,615	1,104,574	-11.08%	-10.05%	1.37%
	2017		1.002%	2.152%	10.11	10.54	102,107	1,075,264	18.82%	20.19%	1.73%
	2016		1.002%	2.152%	8.51	8.77	65,873	577,030	0.24%	1.40%	1.45%
LVIP Global Conservative Allocation Managed Risk Fund - Service Class
	2020		1.000%	2.150%	16.71	19.99	784,446	15,644,463	4.54%	5.75%	1.90%
	2019		1.000%	2.150%	16.82	18.90	834,319	15,733,987	12.67%	13.58%	2.33%
	2018		1.000%	1.800%	14.93	16.64	895,094	14,867,681	-6.39%	-5.64%	2.21%
	2017		1.000%	1.800%	15.95	17.63	1,002,272	17,637,209	8.26%	9.12%	2.01%
	2016		1.000%	2.600%	13.43	16.16	1,128,349	18,155,702	2.06%	3.71%	1.72%
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class
	2020		1.002%	1.952%	18.34	20.77	423,893	8,745,410	5.01%	6.01%	1.97%
	2019		1.002%	1.952%	17.44	19.59	535,658	10,437,372	12.79%	13.86%	2.48%
	2018		1.002%	1.952%	15.44	17.21	616,413	10,554,558	-6.30%	-5.41%	2.43%
	2017		1.002%	1.952%	16.45	18.19	720,588	13,051,613	8.36%	9.39%	2.18%
	2016		1.002%	1.952%	15.16	16.63	842,743	13,957,565	2.99%	3.97%	1.91%
LVIP Global Growth Allocation Managed Risk Fund - Service Class
	2020		1.000%	2.950%	12.79	18.48	2,028,994	36,988,040	2.52%	4.54%	1.89%
	2019		1.000%	2.950%	12.47	17.67	2,204,502	38,483,836	12.20%	14.41%	2.02%
	2018		1.000%	2.950%	12.73	15.45	2,414,632	36,849,245	-8.68%	-7.49%	2.09%
	2017		1.000%	2.300%	13.94	16.70	2,666,050	44,283,685	12.72%	14.19%	2.03%
	2016		1.000%	2.300%	12.37	14.62	2,945,717	42,880,609	2.11%	3.45%	1.55%
LVIP Global Growth Allocation Managed Risk Fund - Standard Class
	2020		1.002%	2.152%	16.06	19.20	647,896	12,396,074	3.60%	4.80%	2.09%
	2019		1.002%	2.152%	15.50	18.32	748,464	13,678,248	13.39%	14.70%	2.19%
	2018		1.002%	2.152%	13.67	15.97	852,854	13,594,222	-8.32%	-7.26%	2.21%
	2017		1.002%	2.152%	14.91	17.34	1,048,442	18,029,376	13.18%	14.48%	2.22%
	2016		1.002%	2.152%	13.17	15.05	1,235,503	18,566,891	2.52%	3.70%	1.69%
LVIP Global Income Fund - Service Class
	2020		1.000%	2.150%	11.61	13.27	369,357	4,830,032	4.26%	5.46%	1.43%
	2019		1.000%	2.150%	11.14	12.59	378,388	4,700,447	4.20%	5.41%	2.38%
	2018		1.000%	2.150%	10.69	11.94	383,168	4,520,879	-0.51%	0.64%	3.73%
	2017		1.000%	2.150%	10.74	11.86	397,806	4,664,928	2.56%	3.74%	0.00%
	2016		1.000%	2.150%	10.48	11.44	390,605	4,425,698	-1.87%	-0.74%	0.00%
LVIP Global Income Fund - Standard Class
	2020		1.002%	2.302%	11.74	13.72	267,637	3,651,895	4.35%	5.72%	1.62%
	2019		1.002%	2.302%	11.25	12.98	299,611	3,870,306	4.31%	5.67%	2.57%
	2018		1.002%	2.302%	10.78	12.28	301,708	3,690,714	-0.42%	0.89%	3.63%
	2017		1.002%	2.302%	10.83	12.17	349,855	4,242,897	2.65%	4.00%	0.00%
	2016		1.002%	2.302%	10.55	11.70	399,090	4,659,324	-1.78%	-0.49%	0.00%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Global Moderate Allocation Managed Risk Fund - Service Class
	2020		1.000%	2.600%	$15.02	$19.27	2,145,547	$41,081,477	3.12%	4.78%	1.78%
	2019		1.000%	2.600%	14.57	18.39	2,391,417	43,723,368	11.79%	13.59%	2.06%
	2018		1.000%	2.600%	13.03	16.19	2,665,695	42,844,831	-8.09%	-6.61%	2.12%
	2017		1.000%	2.600%	14.18	17.34	2,893,096	49,792,905	11.11%	12.90%	1.98%
	2016		1.000%	2.600%	12.76	15.36	3,204,960	48,902,871	1.40%	3.04%	1.42%
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class
	2020		1.002%	2.152%	16.75	20.03	851,049	16,949,673	3.84%	5.04%	1.97%
	2019		1.002%	2.152%	16.13	19.07	999,196	18,959,873	12.57%	13.87%	2.22%
	2018		1.002%	2.152%	14.33	16.75	1,230,534	20,525,590	-7.44%	-6.37%	2.28%
	2017		1.002%	2.152%	15.48	17.89	1,423,160	25,370,376	11.89%	13.18%	2.16%
	2016		1.002%	2.152%	13.84	15.81	1,705,494	26,881,477	2.12%	3.30%	1.59%
LVIP Government Money Market Fund - Service Class
	2020		1.002%	1.002%	10.07	10.07	1,028,500	10,356,029	-0.79%	-0.79%	0.17%
	2019		1.002%	1.002%	10.15	10.15	695,082	7,054,681	0.53%	0.53%	1.53%
	2018		1.002%	1.002%	10.10	10.10	698,374	7,051,051	0.13%	0.13%	1.13%
	2017		1.002%	1.002%	10.08	10.08	682,260	6,879,223	-0.82%	-0.82%	0.17%
	2016		1.002%	1.002%	10.17	10.17	722,769	7,347,855	-0.97%	-0.97%	0.02%
LVIP Government Money Market Fund - Standard Class
	2020		0.550%	2.152%	2.70	10.29	12,853,799	37,781,269	-1.86%	-0.27%	0.25%
	2019		0.550%	2.152%	2.73	10.37	11,770,430	35,027,010	-0.38%	1.23%	1.77%
	2018		0.550%	2.152%	2.72	10.29	12,733,435	37,469,138	-0.78%	0.84%	1.40%
	2017		0.550%	2.152%	2.72	10.25	11,863,459	34,879,349	-1.73%	-0.14%	0.40%
	2016		0.550%	2.152%	2.74	10.31	13,901,895	41,039,500	-2.10%	-0.52%	0.03%
LVIP JPMorgan Retirement Income Fund - Service Class
	2020		1.002%	1.002%	19.13	19.13	362,069	6,927,770	8.12%	8.12%	2.25%
	2019		1.002%	1.002%	17.70	17.70	388,198	6,870,080	12.51%	12.51%	2.83%
	2018		1.002%	1.002%	15.73	15.73	428,237	6,735,957	-5.71%	-5.71%	2.54%
	2017		1.002%	1.002%	16.68	16.68	444,310	7,412,113	9.58%	9.58%	2.29%
	2016		1.002%	1.002%	15.22	15.22	448,462	6,827,540	3.41%	3.41%	2.08%
LVIP JPMorgan Retirement Income Fund - Standard Class
	2020		0.550%	2.950%	10.52	21.66	13,649,771	154,616,900	6.30%	8.87%	2.48%
	2019		0.550%	2.950%	9.73	20.15	15,109,565	158,020,003	10.62%	13.31%	3.01%
	2018		0.550%	2.950%	8.66	18.00	16,920,924	156,829,278	-6.56%	-5.05%	2.64%
	2017		0.550%	2.152%	9.18	19.20	19,083,025	187,117,013	8.60%	10.36%	2.41%
	2016		0.550%	2.152%	8.39	17.62	21,191,229	189,215,181	2.48%	4.14%	2.22%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class
	2020		1.000%	2.150%	11.84	14.96	120,457	1,451,129	-0.46%	0.69%	1.04%
	2019		1.000%	2.150%	11.76	14.85	100,382	1,203,086	13.40%	14.71%	1.05%
	2018		1.000%	2.600%	10.25	12.95	89,311	941,021	-14.28%	-12.90%	1.14%
	2017		1.000%	2.600%	11.77	14.87	85,194	1,032,800	11.47%	13.27%	0.87%
	2016		1.000%	2.600%	10.39	13.12	64,804	701,135	6.91%	8.63%	0.57%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class
	2020		1.002%	1.002%	12.04	12.04	96,724	1,164,560	0.93%	0.93%	1.13%
	2019		1.002%	1.002%	11.93	11.93	107,414	1,281,340	15.00%	15.00%	1.24%
	2018		1.002%	1.002%	10.37	10.37	116,282	1,206,155	-12.68%	-12.68%	1.27%
	2017		1.002%	1.002%	11.88	11.88	147,249	1,749,175	13.54%	13.54%	1.11%
	2016		1.002%	1.302%	10.38	10.46	157,299	1,645,647	8.57%	8.91%	0.92%
LVIP MFS International Growth Fund - Service Class
	2020		1.000%	2.150%	14.14	15.77	21,701	325,792	12.21%	13.11%	0.69%
	2019		1.000%	1.800%	12.60	13.94	25,122	336,690	24.98%	25.98%	1.25%
	2018		1.000%	1.800%	10.09	11.07	33,200	353,802	-10.10%	-9.37%	1.06%
	2017		1.000%	1.800%	11.22	12.21	33,063	389,042	29.19%	30.23%	0.76%
	2016		1.000%	1.800%	8.68	9.38	56,545	515,910	-0.40%	0.40%	1.18%
LVIP MFS Value Fund - Service Class
	2020		1.000%	2.150%	19.16	21.37	72,198	1,521,666	1.55%	2.37%	1.39%
	2019		1.000%	1.800%	18.87	20.88	80,232	1,651,460	27.21%	28.23%	1.36%
	2018		1.000%	1.800%	14.84	16.28	94,084	1,509,497	-11.82%	-11.12%	1.45%
	2017		1.000%	1.800%	16.82	18.32	113,094	2,042,563	15.24%	16.17%	1.42%
	2016		1.000%	1.800%	14.60	15.77	135,860	2,112,905	11.75%	12.65%	1.54%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Mondrian International Value Fund - Service Class
	2020		1.002%	1.002%	$19.36	$19.36	883,003	$17,093,013	-6.16%	-6.16%	2.16%
	2019		1.002%	1.002%	20.63	20.63	919,450	18,966,134	16.78%	16.78%	3.47%
	2018		1.002%	1.002%	17.66	17.66	956,511	16,895,805	-12.58%	-12.58%	2.83%
	2017		1.002%	1.002%	20.21	20.21	1,016,660	20,543,416	19.83%	19.83%	3.09%
	2016		1.002%	1.002%	16.86	16.86	1,072,403	18,083,172	2.72%	2.72%	2.53%
LVIP Mondrian International Value Fund - Standard Class
	2020		0.550%	2.600%	4.14	25.18	26,950,440	122,872,598	-7.41%	-5.49%	2.31%
	2019		0.550%	2.600%	4.41	26.98	30,716,598	148,400,732	15.21%	17.60%	3.63%
	2018		0.550%	2.600%	3.78	23.23	34,760,736	143,622,399	-13.75%	-11.96%	3.00%
	2017		0.550%	2.600%	4.32	26.72	39,422,129	185,474,644	18.23%	20.67%	3.27%
	2016		0.550%	2.600%	3.61	22.42	43,950,795	172,297,911	1.34%	3.44%	2.63%
LVIP SSGA Bond Index Fund - Service Class
	2020		1.000%	2.750%	10.95	14.11	440,918	5,924,527	4.32%	6.16%	1.94%
	2019		1.000%	2.750%	11.43	13.29	353,623	4,469,051	5.67%	6.89%	2.59%
	2018		1.000%	2.150%	10.79	12.43	309,692	3,671,538	-2.69%	-1.56%	2.53%
	2017		1.000%	2.150%	11.07	12.63	321,252	3,873,235	0.73%	1.90%	2.26%
	2016		1.000%	2.150%	10.96	12.39	309,543	3,672,992	-0.14%	1.02%	2.00%
LVIP SSGA Bond Index Fund - Standard Class
	2020		1.002%	2.302%	11.87	13.80	731,723	10,081,165	5.04%	6.41%	2.10%
	2019		1.002%	2.302%	11.30	12.97	688,335	8,911,869	5.78%	7.16%	2.95%
	2018		1.002%	2.302%	10.68	12.10	528,855	6,387,185	-2.59%	-1.32%	2.84%
	2017		1.002%	2.302%	10.97	12.26	506,160	6,194,742	0.84%	2.16%	2.32%
	2016		1.002%	2.302%	10.88	12.00	571,184	6,846,040	-0.05%	1.26%	2.08%
LVIP SSGA Developed International 150 Fund - Service Class
	2020		1.000%	1.950%	11.20	15.85	4,894	61,873	-6.18%	-5.29%	2.27%
	2019		1.000%	2.150%	11.45	16.89	6,644	87,248	12.69%	13.99%	3.45%
	2018		1.000%	2.150%	10.16	14.96	10,489	120,714	-17.24%	-16.28%	3.59%
	2017		1.000%	2.150%	12.28	18.05	11,755	160,389	20.63%	22.03%	4.86%
	2016		1.000%	2.150%	10.18	11.23	8,721	97,781	7.14%	8.37%	3.26%
LVIP SSGA Emerging Markets 100 Fund - Service Class
	2020		1.000%	2.150%	11.35	16.39	706,867	11,391,132	0.22%	1.38%	3.43%
	2019		1.000%	2.150%	11.32	16.16	693,432	11,044,685	5.06%	6.28%	3.53%
	2018		1.000%	2.150%	10.78	15.21	697,629	10,427,181	-14.40%	-13.41%	4.17%
	2017		1.000%	2.150%	12.59	17.57	706,176	12,193,675	20.89%	22.28%	2.64%
	2016		1.000%	2.150%	10.41	14.37	621,845	8,747,221	12.71%	14.01%	2.59%
LVIP SSGA Emerging Markets 100 Fund - Standard Class
	2020		1.002%	2.152%	14.76	16.87	951,473	16,042,019	0.47%	1.63%	3.47%
	2019		1.002%	2.152%	14.69	16.60	1,085,614	18,011,039	5.32%	6.54%	3.70%
	2018		1.002%	2.152%	13.95	15.58	1,178,868	18,360,518	-14.18%	-13.18%	4.13%
	2017		1.002%	2.152%	16.26	17.95	1,361,019	24,418,651	21.20%	22.60%	2.68%
	2016		1.002%	2.152%	13.41	14.64	1,334,773	19,535,247	12.98%	14.28%	2.66%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class
	2020		1.000%	2.950%	12.16	16.98	702,841	11,347,217	3.65%	5.69%	1.57%
	2019		1.000%	2.950%	11.74	16.22	781,076	11,940,403	12.11%	14.32%	2.30%
	2018		1.000%	2.950%	11.52	14.33	843,965	11,291,577	-10.35%	-9.32%	2.51%
	2017		1.000%	2.150%	12.85	15.95	994,098	14,683,468	12.09%	13.39%	3.70%
	2016		1.000%	2.150%	11.46	14.20	1,103,858	14,386,873	3.12%	4.31%	1.51%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class
	2020		1.002%	2.302%	14.93	17.48	296,366	5,010,576	4.58%	5.95%	1.85%
	2019		1.002%	2.302%	14.21	16.66	321,844	5,136,546	13.12%	14.60%	2.45%
	2018		1.002%	2.302%	12.50	14.67	365,622	5,092,818	-10.27%	-9.09%	2.73%
	2017		1.002%	2.302%	14.75	15.81	419,412	6,426,581	12.20%	13.67%	3.87%
	2016		1.002%	2.302%	13.02	14.09	492,561	6,639,994	3.22%	4.57%	1.69%
LVIP SSGA International Index Fund - Service Class
	2020		1.000%	2.150%	10.86	19.26	272,698	4,911,367	5.30%	6.51%	2.34%
	2019		1.000%	2.150%	10.32	18.08	252,733	4,249,024	18.70%	20.07%	2.34%
	2018		1.000%	2.150%	8.69	15.06	272,702	3,752,552	-15.75%	-14.78%	2.42%
	2017		1.000%	2.150%	10.67	17.67	261,903	4,158,943	22.16%	23.14%	2.61%
	2016		1.000%	1.800%	8.73	14.35	232,834	2,963,079	-1.06%	-0.26%	2.81%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA International Index Fund - Standard Class
	2020		1.002%	1.802%	$18.07	$19.83	218,160	$4,325,769	5.92%	6.77%	2.58%
	2019		1.002%	1.802%	17.06	18.57	224,445	4,168,103	19.41%	20.37%	2.50%
	2018		1.002%	1.802%	14.29	15.43	264,742	4,084,460	-15.22%	-14.56%	2.56%
	2017		1.002%	1.802%	16.86	18.06	259,007	4,677,135	22.46%	23.45%	2.81%
	2016		1.002%	1.802%	13.77	14.63	229,702	3,360,048	-0.81%	-0.01%	2.87%
LVIP SSGA International Managed Volatility Fund - Service Class
	2020		1.002%	1.002%	12.38	12.38	77,155	955,450	-2.20%	-2.20%	1.84%
	2019		1.002%	1.002%	12.66	12.66	64,825	820,843	17.30%	17.30%	2.25%
	2018		1.002%	1.002%	10.79	10.79	61,465	663,492	-13.29%	-13.29%	2.00%
	2017		1.002%	1.002%	12.45	12.45	57,981	721,845	22.72%	22.72%	2.14%
	2016	11/14/16	1.002%	1.002%	10.14	10.14	51,597	523,449	2.91%	2.91%	1.78%
LVIP SSGA International Managed Volatility Fund - Standard Class
	2020		1.002%	1.002%	12.51	12.51	52,887	661,624	-1.96%	-1.96%	1.57%
	2019		1.002%	1.002%	12.76	12.76	76,275	973,317	17.60%	17.60%	2.60%
	2018		1.002%	1.002%	10.85	10.85	78,783	854,826	-13.08%	-13.08%	2.25%
	2017		1.002%	1.002%	12.48	12.48	74,920	935,242	23.03%	23.03%	2.19%
	2016	12/8/16	1.002%	1.802%	10.13	10.15	84,289	855,239	-0.48%	0.09%	1.18%
LVIP SSGA Large Cap 100 Fund - Service Class
	2020		1.000%	2.150%	24.54	28.34	12,785	359,105	0.54%	1.70%	2.84%
	2019		1.000%	2.150%	24.41	27.87	10,018	276,582	24.29%	25.72%	2.62%
	2018		1.000%	2.150%	19.64	22.17	5,789	126,378	-13.22%	-12.22%	1.19%
	2017		1.000%	2.150%	22.63	25.25	12,498	307,717	15.95%	17.29%	2.30%
	2016		1.000%	2.150%	19.52	21.53	19,232	405,568	18.65%	20.02%	2.14%
LVIP SSGA S&P 500 Index Fund - Service Class
	2020		1.002%	1.002%	26.68	26.68	4,648,011	124,013,698	16.56%	16.56%	1.39%
	2019		1.002%	1.002%	22.89	22.89	4,742,366	108,551,890	29.57%	29.57%	1.52%
	2018		1.002%	1.002%	17.67	17.67	4,631,171	81,816,412	-5.82%	-5.82%	1.59%
	2017		1.002%	1.002%	18.76	18.76	4,679,594	87,784,422	20.06%	20.06%	1.70%
	2016		1.002%	1.002%	15.62	15.62	4,565,125	71,329,541	10.37%	10.37%	1.71%
LVIP SSGA S&P 500 Index Fund - Standard Class
	2020		1.000%	2.600%	23.60	40.63	14,320,045	396,000,010	15.00%	16.86%	1.58%
	2019		1.000%	2.600%	20.43	35.10	15,862,801	375,330,780	27.83%	29.89%	1.67%
	2018		1.000%	2.600%	15.91	27.28	17,286,084	314,913,007	-7.09%	-5.59%	1.77%
	2017		1.000%	2.600%	17.05	29.18	18,916,417	365,045,038	18.46%	20.37%	1.85%
	2016		1.000%	2.600%	14.33	24.47	20,730,610	332,418,815	8.89%	10.65%	1.83%
LVIP SSGA Small-Cap Index Fund - Service Class
	2020		1.000%	2.600%	18.25	22.70	836,459	18,924,296	15.85%	17.72%	0.84%
	2019		1.000%	2.600%	15.76	19.28	879,005	16,895,405	21.53%	23.48%	0.73%
	2018		1.000%	2.600%	12.97	15.61	912,821	14,208,447	-13.87%	-12.47%	0.73%
	2017		1.000%	2.600%	15.05	17.84	945,867	16,821,803	11.00%	12.79%	0.76%
	2016		1.000%	2.600%	13.56	15.82	958,589	15,119,050	17.29%	19.18%	1.11%
LVIP SSGA Small-Cap Index Fund - Standard Class
	2020		1.002%	2.152%	20.08	35.42	1,680,998	39,456,741	16.66%	18.01%	1.05%
	2019		1.002%	2.152%	17.21	30.30	1,927,615	38,337,760	22.37%	23.79%	0.94%
	2018		1.002%	2.152%	14.65	24.71	2,181,412	35,051,094	-13.08%	-12.25%	0.93%
	2017		1.002%	1.952%	16.83	28.43	2,393,992	43,841,574	12.00%	13.07%	0.97%
	2016		1.002%	1.952%	15.00	25.38	2,685,569	43,497,313	18.35%	19.47%	1.28%
LVIP SSGA Small-Mid Cap 200 Fund - Service Class
	2020		1.000%	2.150%	23.14	26.72	40,736	1,054,789	3.47%	4.67%	3.31%
	2019		1.000%	2.150%	22.36	25.53	22,755	553,090	16.98%	18.33%	1.75%
	2018		1.000%	2.150%	19.12	21.58	22,692	471,971	-15.51%	-14.53%	2.49%
	2017		1.000%	2.150%	22.63	25.24	32,380	795,005	3.81%	5.01%	2.18%
	2016		1.000%	2.150%	22.47	24.04	33,429	790,304	27.51%	28.47%	1.80%
LVIP T. Rowe Price 2010 Fund - Service Class
	2020		1.000%	1.002%	16.52	16.52	121,029	1,999,607	10.90%	10.90%	1.97%
	2019		1.002%	1.002%	14.90	14.90	129,092	1,923,122	14.28%	14.28%	2.85%
	2018		1.002%	1.002%	13.04	13.04	128,892	1,680,164	-5.41%	-5.41%	1.92%
	2017		1.002%	1.002%	13.78	13.78	126,682	1,745,819	8.27%	8.27%	1.74%
	2016		1.002%	1.002%	12.73	12.73	118,709	1,510,950	3.13%	3.13%	1.66%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP T. Rowe Price 2010 Fund - Standard Class
	2020		1.002%	1.002%	$17.09	$17.09	148,492	$2,538,326	11.17%	11.17%	2.24%
	2019		1.002%	1.002%	15.38	15.38	151,799	2,334,094	14.58%	14.58%	2.75%
	2018		1.002%	1.802%	12.23	13.42	184,591	2,470,623	-5.93%	-5.18%	1.96%
	2017		1.002%	1.802%	14.15	14.15	210,935	2,978,476	8.55%	8.55%	1.74%
	2016		1.002%	1.002%	13.04	13.04	244,116	3,182,883	3.39%	3.39%	1.79%
LVIP T. Rowe Price 2020 Fund - Service Class
	2020		1.000%	1.002%	16.55	16.56	750,750	12,427,044	11.86%	11.86%	2.13%
	2019		1.000%	1.002%	14.80	14.80	805,383	11,917,981	17.45%	17.46%	2.54%
	2018		1.000%	1.002%	12.60	12.60	911,852	11,488,384	-6.76%	-6.76%	1.58%
	2017		1.000%	1.002%	13.51	13.52	1,064,448	14,383,255	10.63%	10.63%	1.76%
	2016		1.000%	1.002%	12.21	12.22	1,078,860	13,177,021	3.16%	3.16%	1.68%
LVIP T. Rowe Price 2020 Fund - Standard Class
	2020		1.002%	1.952%	17.12	19.49	604,160	10,361,489	11.08%	12.14%	2.33%
	2019		1.002%	1.952%	15.27	15.27	673,704	10,290,663	17.74%	17.74%	2.95%
	2018		1.002%	1.002%	12.97	12.97	703,367	9,122,629	-6.52%	-6.52%	1.78%
	2017		1.002%	1.002%	13.87	13.87	761,401	10,563,958	10.91%	10.91%	1.88%
	2016		1.002%	1.002%	12.51	12.51	855,867	10,706,504	3.41%	3.41%	1.81%
LVIP T. Rowe Price 2030 Fund - Service Class
	2020		1.000%	1.002%	16.74	16.74	1,778,395	29,761,908	13.82%	13.82%	2.01%
	2019		1.000%	1.002%	14.70	14.71	1,769,023	26,010,388	20.63%	20.63%	2.24%
	2018		1.000%	1.002%	12.19	12.19	1,802,159	21,966,742	-8.74%	-8.73%	1.50%
	2017		1.000%	1.002%	13.36	13.36	1,804,014	24,094,362	12.07%	12.07%	1.86%
	2016		1.000%	1.002%	11.92	11.92	1,608,249	19,167,074	2.42%	2.43%	1.67%
LVIP T. Rowe Price 2030 Fund - Standard Class
	2020		1.002%	1.002%	17.31	17.31	702,073	12,154,472	14.10%	14.10%	2.26%
	2019		1.002%	1.002%	15.17	15.17	702,963	10,666,095	20.93%	20.93%	2.58%
	2018		1.002%	1.002%	12.55	12.55	687,542	8,626,399	-8.51%	-8.51%	1.68%
	2017		1.002%	1.002%	13.71	13.71	771,528	10,580,398	12.34%	12.34%	2.01%
	2016		1.002%	1.002%	12.21	12.21	727,849	8,885,192	2.68%	2.68%	1.89%
LVIP T. Rowe Price 2040 Fund - Service Class
	2020		1.000%	1.002%	16.22	16.23	1,987,742	32,264,841	15.18%	15.18%	1.91%
	2019		1.000%	1.002%	14.08	14.09	1,921,910	27,085,487	22.89%	22.90%	2.10%
	2018		1.000%	1.002%	11.47	11.47	1,884,883	21,615,340	-9.86%	-9.86%	1.39%
	2017		1.002%	1.002%	12.72	12.72	1,848,560	23,518,019	13.20%	13.20%	1.90%
	2016		1.002%	1.002%	11.24	11.24	1,726,250	19,400,553	2.52%	2.52%	1.59%
LVIP T. Rowe Price 2040 Fund - Standard Class
	2020		1.002%	1.952%	16.12	21.69	213,378	3,614,383	14.37%	15.46%	1.99%
	2019		1.002%	1.952%	14.55	14.55	237,399	3,483,373	23.20%	23.20%	2.35%
	2018		1.002%	1.002%	11.81	11.81	219,572	2,592,406	-9.63%	-9.63%	1.58%
	2017		1.002%	1.002%	13.07	13.07	249,414	3,258,613	13.49%	13.49%	2.09%
	2016		1.002%	1.002%	11.51	11.51	227,230	2,615,979	2.78%	2.78%	1.72%
LVIP T. Rowe Price 2050 Fund - Service Class
	2020		1.002%	1.002%	16.81	16.81	1,205,900	20,276,562	15.44%	15.44%	1.91%
	2019		1.002%	1.002%	14.57	14.57	1,144,611	16,671,390	23.53%	23.53%	2.01%
	2018		1.002%	1.002%	11.79	11.79	1,013,634	11,951,634	-9.61%	-9.61%	1.55%
	2017		1.002%	1.002%	13.04	13.04	881,421	11,497,379	15.66%	15.66%	2.07%
	2016		1.002%	1.002%	11.28	11.28	683,448	7,708,014	3.11%	3.11%	1.80%
LVIP T. Rowe Price 2050 Fund - Standard Class
	2020		1.002%	1.302%	16.74	17.23	59,738	1,026,741	15.38%	15.73%	1.98%
	2019		1.002%	1.302%	14.89	14.89	63,720	947,772	23.91%	23.91%	2.29%
	2018		1.002%	1.002%	12.02	12.02	49,692	597,186	-9.38%	-9.38%	1.87%
	2017		1.002%	1.002%	13.26	13.26	33,951	450,278	15.94%	15.94%	2.06%
	2016		1.002%	1.002%	11.44	11.44	50,676	579,689	3.37%	3.37%	2.29%
LVIP T. Rowe Price 2060 Fund - Service Class
	2020	5/22/20	1.002%	1.002%	13.20	13.20	5,798	76,554	31.12%	31.12%	5.23%
LVIP T. Rowe Price 2060 Fund - Standard Class
	2020	6/17/20	1.002%	1.002%	13.23	13.23	2,456	32,486	22.83%	22.83%	2.59%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP T. Rowe Price Growth Stock Fund - Service Class
	2020		1.000%	1.950%	$34.44	$53.80	23,976	$919,446	33.50%	34.77%	0.00%
	2019		1.000%	1.950%	25.76	40.30	27,487	786,860	28.21%	29.43%	0.00%
	2018		1.000%	1.950%	20.06	31.43	31,137	688,719	-3.27%	-2.35%	0.08%
	2017		1.000%	1.950%	20.71	32.50	40,939	925,411	30.79%	32.04%	0.00%
	2016		1.000%	1.950%	15.81	24.85	40,332	694,932	-0.81%	0.14%	0.00%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class
	2020		1.002%	1.002%	53.95	53.95	623,299	33,627,521	30.06%	30.06%	0.00%
	2019		1.002%	1.002%	41.48	41.48	656,901	27,249,991	35.69%	35.69%	0.00%
	2018		1.002%	1.002%	30.57	30.57	650,742	19,894,008	-4.27%	-4.27%	0.16%
	2017		1.002%	1.002%	31.94	31.94	619,130	19,772,070	23.20%	23.20%	0.00%
	2016		1.002%	1.002%	25.92	25.92	595,542	15,437,895	6.22%	6.22%	0.05%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class
	2020		1.000%	2.152%	6.74	66.92	32,975,282	239,770,908	28.89%	30.38%	0.00%
	2019		1.000%	2.152%	5.19	51.74	36,660,612	204,509,748	34.47%	36.03%	0.17%
	2018		1.000%	2.152%	3.82	38.34	39,669,223	162,719,287	-5.14%	-4.04%	0.36%
	2017		1.000%	2.152%	4.00	40.28	44,171,683	188,578,646	22.09%	23.50%	0.20%
	2016		1.000%	2.152%	3.25	32.87	47,808,794	165,246,615	5.27%	6.49%	0.27%
LVIP Vanguard Domestic Equity ETF Fund - Service Class
	2020		1.002%	2.302%	24.89	28.20	949,549	26,776,243	16.81%	18.34%	1.17%
	2019		1.002%	2.302%	21.30	23.83	986,802	23,515,149	27.01%	28.67%	1.40%
	2018		1.002%	2.302%	16.77	18.52	966,671	17,901,522	-7.33%	-6.12%	1.18%
	2017		1.002%	2.302%	18.10	19.73	1,073,880	21,182,866	17.15%	18.68%	1.32%
	2016		1.002%	2.302%	15.45	16.62	947,510	15,748,051	9.31%	10.74%	1.59%
LVIP Vanguard International Equity ETF Fund - Service Class
	2020		1.002%	2.302%	12.87	14.58	1,007,289	14,687,575	8.10%	9.51%	1.97%
	2019		1.002%	2.302%	11.90	13.32	1,072,559	14,281,540	19.12%	20.69%	2.88%
	2018		1.002%	2.302%	9.99	11.03	1,034,142	11,409,080	-16.86%	-15.77%	1.88%
	2017		1.002%	2.302%	12.02	13.10	1,013,580	13,275,871	25.08%	26.71%	2.14%
	2016		1.002%	2.302%	9.61	10.34	755,080	7,804,394	1.10%	2.42%	2.14%
LVIP Wellington Capital Growth Fund - Service Class
	2020		1.000%	1.750%	42.84	42.84	16,458	676,322	41.25%	41.25%	0.00%
	2019		1.000%	1.000%	30.33	30.33	6,729	204,073	39.63%	39.63%	0.00%
	2018		1.000%	1.000%	21.72	21.72	3,559	77,316	0.10%	0.10%	0.00%
	2017		1.000%	1.000%	21.70	21.70	6,308	136,873	34.18%	34.18%	0.00%
	2016		1.000%	1.000%	16.17	16.17	1,481	23,955	-1.14%	-1.14%	0.00%
LVIP Wellington Mid-Cap Value Fund - Service Class
	2020		1.000%	2.600%	14.55	29.72	11,579	206,548	-1.09%	0.51%	0.64%
	2019		1.000%	2.600%	14.71	29.85	13,466	241,042	26.93%	28.97%	0.77%
	2018		1.000%	2.600%	11.59	23.37	15,252	211,756	-16.94%	-15.60%	0.41%
	2017		1.000%	2.600%	13.95	27.95	17,085	281,941	10.25%	12.02%	0.15%
	2016		1.000%	2.600%	12.66	14.76	20,383	301,091	9.89%	11.66%	0.24%
MFS® VIT Total Return Series - Initial Class
	2020		1.000%	2.950%	16.96	27.71	47,467	1,273,421	6.62%	8.72%	2.23%
	2019		1.000%	2.950%	15.90	25.49	53,118	1,318,576	16.89%	19.19%	2.40%
	2018		1.000%	2.950%	18.81	21.38	58,808	1,228,044	-7.62%	-6.55%	2.14%
	2017		1.000%	2.150%	20.28	22.88	62,677	1,416,360	9.91%	11.18%	2.28%
	2016		1.000%	2.150%	18.38	20.58	61,462	1,247,911	6.77%	8.01%	2.62%
MFS® VIT Utilities Series - Initial Class
	2020		1.000%	2.600%	3.74	65.10	26,550,403	108,444,068	3.18%	4.85%	2.45%
	2019		1.000%	2.600%	3.58	62.59	31,004,084	120,856,902	21.86%	23.82%	3.95%
	2018		1.000%	2.600%	2.90	50.95	34,669,638	109,491,800	-1.54%	0.05%	1.09%
	2017		1.000%	2.600%	2.91	51.34	40,479,254	127,778,196	11.89%	13.69%	4.24%
	2016		1.000%	2.600%	2.57	45.52	46,910,770	130,338,969	8.61%	10.36%	3.57%
MFS® VIT Utilities Series - Service Class
	2020		1.002%	1.002%	46.54	46.54	861,453	40,091,325	4.57%	4.57%	2.20%
	2019		1.002%	1.002%	44.51	44.51	935,263	41,624,812	23.56%	23.56%	3.78%
	2018		1.002%	1.002%	36.02	36.02	984,428	35,459,661	-0.19%	-0.19%	0.84%
	2017		1.002%	1.002%	36.09	36.09	1,125,857	40,632,977	13.35%	13.35%	4.14%
	2016		1.002%	1.002%	31.84	31.84	1,163,959	37,059,844	10.13%	10.13%	3.39%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
MFS® VIT II Core Equity Portfolio - Initial Class
	2020		1.000%	1.000%	$37.14	$37.14	2,006	$74,518	17.53%	17.53%	0.73%
	2019		1.000%	1.000%	31.60	31.60	1,839	58,113	31.88%	31.88%	1.31%
	2018		1.000%	1.000%	23.96	23.96	210	5,043	-4.79%	-4.79%	0.67%
	2017		1.000%	1.000%	25.17	25.17	210	5,297	23.58%	23.58%	0.96%
	2016		1.000%	1.000%	20.37	20.37	210	4,285	10.27%	10.27%	0.69%
Neuberger Berman AMT Large Cap Value Portfolio - I Class
	2019		0.000%	0.000%	—	—	—	—	0.00%	0.00%	2.02%
	2018		0.550%	0.550%	2.63	2.63	21,440	56,419	-1.58%	-1.58%	1.21%
	2017		0.550%	0.550%	2.67	2.67	21,395	57,207	12.74%	12.74%	0.61%
	2016		0.550%	0.550%	2.37	2.37	6,296	14,933	26.67%	26.67%	0.75%
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class
	2020		0.550%	0.550%	5.66	5.66	31,297	177,150	39.21%	39.21%	0.00%
	2019		0.550%	0.550%	4.07	4.07	31,245	127,041	32.02%	32.02%	0.00%
	2018		0.550%	0.550%	3.08	3.08	32,089	98,828	-6.92%	-6.92%	0.00%
	2017		0.550%	0.550%	3.31	3.31	32,278	106,798	24.60%	24.60%	0.00%
	2016		0.550%	0.550%	2.66	2.66	46,121	122,471	3.82%	3.82%	0.00%
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class
	2020		1.000%	1.800%	29.14	33.62	5,426	179,678	-4.36%	-3.59%	1.09%
	2019		1.000%	2.250%	30.45	34.87	4,188	142,707	14.15%	15.58%	0.65%
	2018		1.000%	2.250%	26.54	30.17	5,478	162,520	-17.14%	-16.12%	0.67%
	2017		1.000%	2.250%	31.88	35.97	6,573	227,757	14.11%	15.58%	0.84%
	2016		1.000%	2.250%	27.79	31.20	6,679	200,777	13.59%	15.01%	0.61%
Neuberger Berman AMT Sustainable Equity Portfolio - I Class
	2020		0.550%	0.550%	3.82	3.82	17,431	66,594	18.91%	18.91%	0.62%
	2019	4/30/19	0.550%	0.550%	3.21	3.21	21,466	68,968	9.00%	9.00%	0.41%
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class
	2020		1.000%	1.000%	7.94	7.94	1,690	13,423	0.22%	0.22%	6.84%
	2019		1.000%	1.300%	7.67	7.92	2,385	18,880	9.91%	10.24%	3.88%
	2018		1.000%	1.300%	6.98	7.19	3,689	26,497	-15.31%	-15.06%	2.00%
	2017		1.000%	2.250%	7.60	8.46	4,586	38,644	-0.22%	1.03%	10.98%
	2016		1.000%	2.250%	7.61	8.37	5,801	48,434	12.32%	13.73%	0.91%
PIMCO VIT Total Return Portfolio - Administrative Class
	2020		1.002%	2.302%	11.48	13.01	1,511,116	19,628,472	6.18%	7.57%	2.11%
	2019		1.002%	2.302%	10.81	12.09	1,425,698	17,222,648	5.89%	7.28%	3.01%
	2018		1.002%	2.302%	10.21	11.27	1,396,191	15,723,408	-2.81%	-1.52%	2.54%
	2017		1.002%	2.302%	10.50	11.45	1,491,756	17,060,600	2.53%	3.87%	2.02%
	2016		1.002%	2.302%	10.24	11.02	1,461,091	16,091,834	0.35%	1.66%	1.91%
Putnam VT Global Health Care Fund - Class IB
	2020		1.000%	1.000%	37.39	37.39	1,573	58,794	15.12%	15.12%	0.48%
	2019		1.000%	1.000%	32.47	32.47	1,442	46,840	29.00%	29.00%	0.00%
	2018		1.000%	1.300%	23.92	25.18	1,678	41,996	-1.88%	-1.58%	0.95%
	2017		1.000%	1.300%	24.38	25.58	1,616	41,089	13.81%	14.15%	0.53%
	2016		1.000%	1.300%	21.42	22.41	2,392	52,956	-12.50%	-12.23%	0.00%
Templeton Global Bond VIP Fund - Class 2
	2020		1.000%	2.600%	11.76	17.98	110,833	1,877,049	-7.71%	-6.22%	8.20%
	2019		1.000%	2.600%	12.66	19.17	121,977	2,213,144	-0.61%	1.00%	7.10%
	2018		1.000%	2.600%	12.65	18.99	143,617	2,581,338	-0.68%	0.92%	0.00%
	2017		1.000%	2.600%	12.65	18.81	168,960	3,024,882	-0.69%	0.91%	0.00%
	2016		1.000%	2.600%	12.66	18.64	190,544	3,427,817	0.30%	1.91%	0.00%
Wells Fargo VT Intrinsic Value Fund - Class 2
	2016		0.000%	0.000%	—	—	—	—	0.00%	0.00%	1.20%
Wells Fargo VT Omega Growth Fund - Class 2
	2020		1.000%	1.750%	44.64	44.64	3,755	151,870	41.76%	41.76%	0.00%
	2019		1.000%	1.800%	31.49	36.25	2,112	68,016	34.60%	35.68%	0.00%
	2018		1.000%	1.800%	23.21	26.93	2,181	51,884	-1.51%	-0.72%	0.00%
	2017		1.000%	1.800%	22.30	27.35	2,641	62,859	32.20%	33.26%	0.01%
	2016		1.000%	1.800%	16.79	20.69	4,771	84,657	-1.28%	-0.48%	0.00%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Wells Fargo VT Small Cap Growth Fund - Class 2
	2020		1.000%	2.150%	$55.25	$86.61	6,508	$411,230	54.44%	56.22%	0.00%
	2019		1.000%	2.150%	35.64	55.89	9,128	367,415	22.17%	23.59%	0.00%
	2018		1.000%	2.150%	31.31	45.58	9,625	313,974	-0.50%	0.30%	0.00%
	2017		1.000%	1.800%	31.31	32.81	9,144	297,250	24.23%	24.61%	0.00%
	2016		1.000%	1.300%	25.20	26.33	10,065	261,105	6.36%	6.68%	0.00%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed.

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts which contain investments as of the respective year end. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3)  As the unit value is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2020:

	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
AB VPS Global Thematic Growth Portfolio - Class B	$5,722,999	$3,444,184
AB VPS International Value Portfolio - Class B	9,281	25,143
AB VPS Small/Mid Cap Value Portfolio - Class A	83,155	106,125
American Century VP Inflation Protection Fund - Class II	405,216	803,030
American Century VP International Fund - Class I	1,158	3,579
American Funds Global Growth Fund - Class 2	6,499,884	15,163,621
American Funds Growth Fund - Class 2	24,157,206	93,228,049
American Funds Growth-Income Fund - Class 2	13,619,828	36,304,197
American Funds International Fund - Class 2	1,206,515	23,791,470
BlackRock Global Allocation V.I. Fund - Class I	1,733,287	3,150,578
BlackRock Global Allocation V.I. Fund - Class III	1,984,874	1,659,014
Delaware VIP® Diversified Income Series - Service Class	4,328,681	4,909,669
Delaware VIP® Diversified Income Series - Standard Class	4,839,590	9,159,765
Delaware VIP® Emerging Markets Series - Service Class	91,998	336,005
Delaware VIP® High Yield Series - Service Class	1,554,970	1,402,746
Delaware VIP® High Yield Series - Standard Class	1,969,670	4,044,282
Delaware VIP® Limited-Term Diversified Income Series - Service Class	1,396,559	1,159,502

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
Delaware VIP® REIT Series - Service Class	$2,499,243	$2,532,587
Delaware VIP® REIT Series - Standard Class	5,510,515	12,110,003
Delaware VIP® Small Cap Value Series - Service Class	11,620,606	21,247,580
Delaware VIP® Smid Cap Core Series - Service Class	1,844,905	2,463,352
Delaware VIP® Smid Cap Core Series - Standard Class	5,812,361	25,703,158
Delaware VIP® U.S. Growth Series - Service Class	128,806	70,501
Delaware VIP® Value Series - Service Class	3,427,744	3,899,073
Delaware VIP® Value Series - Standard Class	9,382,227	20,507,054
DWS Alternative Asset Allocation VIP Portfolio - Class A	161,762	489,764
DWS Alternative Asset Allocation VIP Portfolio - Class B	229,252	294,507
DWS Equity 500 Index VIP Portfolio - Class A	20,619	23,301
DWS Small Cap Index VIP Portfolio - Class A	99,646	306,237
Fidelity® VIP Contrafund® Portfolio - Service Class	3,416,288	30,669,178
Fidelity® VIP Contrafund® Portfolio - Service Class 2	2,989,099	8,085,085
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	2,194,000	1,148,248
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	746,658	153,437
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	5,310,560	2,163,181
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	1,540,458	474,354
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	1,626,643	1,057,555
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	1,570,907	624,444
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	2,024,558	689,238
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	1,207,200	621,585
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	1,181,159	557,926
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	1,585,465	312,764
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	254,943	213,411
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	1,578,763	500,492
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	315,352	428,145
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	2,861,875	476,647
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	17,994	77
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2	418,736	128,709
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	191,472	45,613
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2	667,253	172,600
Fidelity® VIP Growth Portfolio - Service Class	23,165,151	18,914,770
Fidelity® VIP Growth Portfolio - Service Class 2	9,703,674	4,604,306
Fidelity® VIP Mid Cap Portfolio - Service Class 2	114,867	472,475
Franklin Income VIP Fund - Class 2	212,782	187,310
Franklin Mutual Shares VIP Fund - Class 2	223,780	148,065
Invesco V.I. Core Equity Fund - Series I Shares	47	3
Invesco V.I. International Growth Fund - Series I Shares	1,724	466
Janus Henderson Global Research Portfolio - Institutional Shares	27,821	15,406
LVIP Baron Growth Opportunities Fund - Service Class	5,971,111	29,024,743
LVIP BlackRock Advantage Allocation Fund - Service Class	1,764,423	1,090,357
LVIP BlackRock Advantage Allocation Fund - Standard Class	787,480	880,531
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	717,605	1,028,663
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	4,106,028	20,708,706
LVIP BlackRock Global Real Estate Fund - Service Class	853,586	680,029
LVIP BlackRock Global Real Estate Fund - Standard Class	857,611	1,686,417
LVIP BlackRock Inflation Protected Bond Fund - Service Class	771,387	844,006
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	1,579,817	1,748,164
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	920,757	569,142
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	4,561,427	25,060,745
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	395,576	326,836
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	711,032	1,023,001
LVIP Delaware Bond Fund - Service Class	3,939,640	2,730,715
LVIP Delaware Bond Fund - Standard Class	13,540,736	18,496,256
LVIP Delaware Diversified Floating Rate Fund - Service Class	897,747	1,007,979
LVIP Delaware Mid Cap Value Fund - Service Class	1,891,764	3,959,108
LVIP Delaware Mid Cap Value Fund - Standard Class	12,005,111	43,509,439
LVIP Delaware Social Awareness Fund - Service Class	3,424,748	3,292,520
LVIP Delaware Social Awareness Fund - Standard Class	39,148,010	61,910,604
LVIP Delaware Wealth Builder Fund - Service Class	988,460	1,254,662

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP Delaware Wealth Builder Fund - Standard Class	$2,433,308	$9,409,600
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	1,216,380	1,245,811
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	49,015,811	109,308,546
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	161,866	88,179
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	141,577	197,559
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	1,470,550	1,961,550
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	583,845	2,453,548
LVIP Global Growth Allocation Managed Risk Fund - Service Class	1,594,315	3,955,644
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	631,951	2,191,769
LVIP Global Income Fund - Service Class	628,710	715,646
LVIP Global Income Fund - Standard Class	660,083	1,059,813
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	1,925,207	5,473,921
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	787,081	3,140,836
LVIP Government Money Market Fund - Service Class	8,258,737	4,957,389
LVIP Government Money Market Fund - Standard Class	18,588,478	15,834,219
LVIP JPMorgan Retirement Income Fund - Service Class	734,372	1,046,683
LVIP JPMorgan Retirement Income Fund - Standard Class	5,897,371	17,351,924
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	354,591	148,517
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	337,449	436,223
LVIP MFS International Growth Fund - Service Class	18,243	63,918
LVIP MFS Value Fund - Service Class	117,529	260,778
LVIP Mondrian International Value Fund - Service Class	1,357,722	1,423,497
LVIP Mondrian International Value Fund - Standard Class	5,580,897	16,096,764
LVIP SSGA Bond Index Fund - Service Class	3,155,856	1,948,052
LVIP SSGA Bond Index Fund - Standard Class	6,154,751	5,476,764
LVIP SSGA Developed International 150 Fund - Service Class	11,504	26,796
LVIP SSGA Emerging Markets 100 Fund - Service Class	1,437,350	1,088,582
LVIP SSGA Emerging Markets 100 Fund - Standard Class	1,403,958	2,966,853
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	934,991	1,654,076
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	473,992	658,768
LVIP SSGA International Index Fund - Service Class	1,087,360	730,919
LVIP SSGA International Index Fund - Standard Class	933,209	1,011,664
LVIP SSGA International Managed Volatility Fund - Service Class	271,824	115,586
LVIP SSGA International Managed Volatility Fund - Standard Class	322,275	558,838
LVIP SSGA Large Cap 100 Fund - Service Class	107,821	37,460
LVIP SSGA S&P 500 Index Fund - Service Class	8,709,846	9,255,353
LVIP SSGA S&P 500 Index Fund - Standard Class	15,195,040	45,141,877
LVIP SSGA Small-Cap Index Fund - Service Class	2,249,528	2,581,206
LVIP SSGA Small-Cap Index Fund - Standard Class	2,926,970	6,024,441
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	434,987	113,644
LVIP T. Rowe Price 2010 Fund - Service Class	571,559	616,508
LVIP T. Rowe Price 2010 Fund - Standard Class	982,724	961,994
LVIP T. Rowe Price 2020 Fund - Service Class	1,477,779	1,872,846
LVIP T. Rowe Price 2020 Fund - Standard Class	1,830,207	2,503,172
LVIP T. Rowe Price 2030 Fund - Service Class	3,039,379	2,159,919
LVIP T. Rowe Price 2030 Fund - Standard Class	1,691,533	1,377,776
LVIP T. Rowe Price 2040 Fund - Service Class	3,219,236	1,662,662
LVIP T. Rowe Price 2040 Fund - Standard Class	502,646	757,659
LVIP T. Rowe Price 2050 Fund - Service Class	2,603,571	1,348,401
LVIP T. Rowe Price 2050 Fund - Standard Class	261,766	290,969
LVIP T. Rowe Price 2060 Fund - Service Class	74,147	2,564
LVIP T. Rowe Price 2060 Fund - Standard Class	35,399	6,981
LVIP T. Rowe Price Growth Stock Fund - Service Class	82,507	186,195
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	3,476,714	3,302,386
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	15,593,093	25,682,542
LVIP Vanguard Domestic Equity ETF Fund - Service Class	3,280,871	4,126,355
LVIP Vanguard International Equity ETF Fund - Service Class	1,624,833	2,334,481
LVIP Wellington Capital Growth Fund - Service Class	491,153	104,775
LVIP Wellington Mid-Cap Value Fund - Service Class	38,868	61,516
MFS® VIT Total Return Series - Initial Class	77,734	171,201
MFS® VIT Utilities Series - Initial Class	5,799,805	17,982,546

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
MFS® VIT Utilities Series - Service Class	$2,765,459	$4,391,364
MFS® VIT II Core Equity Portfolio - Initial Class	9,429	584
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	11,195	4,405
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	61,878	25,260
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	2,755	13,588
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	1,003	5,069
PIMCO VIT Total Return Portfolio - Administrative Class	5,392,164	3,923,524
Putnam VT Global Health Care Fund - Class IB	10,789	1,847
Templeton Global Bond VIP Fund - Class 2	394,074	457,739
Wells Fargo VT Omega Growth Fund - Class 2	104,861	45,323
Wells Fargo VT Small Cap Growth Fund - Class 2	32,740	132,858

5. Investments

The following is a summary of investments owned at December 31, 2020:

	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
AB VPS Global Thematic Growth Portfolio - Class B	800,097	$40.54	$32,435,951	$18,718,613
AB VPS International Value Portfolio - Class B	6,393	14.34	91,680	91,114
AB VPS Small/Mid Cap Value Portfolio - Class A	31,201	17.39	542,594	532,608
American Century VP Inflation Protection Fund - Class II	411,843	11.09	4,567,334	4,411,328
American Century VP International Fund - Class I	3,171	14.10	44,714	30,623
American Funds Global Growth Fund - Class 2	3,698,528	40.72	150,604,069	92,991,434
American Funds Growth Fund - Class 2	9,162,093	119.17	1,091,846,593	583,555,516
American Funds Growth-Income Fund - Class 2	5,782,321	54.66	316,061,644	244,585,089
American Funds International Fund - Class 2	9,073,856	23.54	213,598,561	161,847,522
BlackRock Global Allocation V.I. Fund - Class I	876,657	19.49	17,086,049	14,281,826
BlackRock Global Allocation V.I. Fund - Class III	1,043,196	16.29	16,993,671	15,056,345
Delaware VIP® Diversified Income Series - Service Class	4,266,588	11.47	48,937,762	44,368,907
Delaware VIP® Diversified Income Series - Standard Class	6,285,151	11.56	72,656,344	63,756,938
Delaware VIP® Emerging Markets Series - Service Class	60,364	29.31	1,769,262	1,220,916
Delaware VIP® High Yield Series - Service Class	2,508,515	5.08	12,743,255	13,145,232
Delaware VIP® High Yield Series - Standard Class	3,879,016	5.10	19,782,984	20,572,498
Delaware VIP® Limited-Term Diversified Income Series - Service Class	206,402	10.00	2,064,021	2,031,259
Delaware VIP® REIT Series - Service Class	1,749,179	12.08	21,130,083	22,023,599
Delaware VIP® REIT Series - Standard Class	5,578,026	12.09	67,438,333	71,814,851
Delaware VIP® Small Cap Value Series - Service Class	5,129,817	33.98	174,311,197	155,045,853
Delaware VIP® Smid Cap Core Series - Service Class	1,352,635	22.75	30,772,452	30,258,891
Delaware VIP® Smid Cap Core Series - Standard Class	8,862,268	24.74	219,252,512	198,690,403
Delaware VIP® U.S. Growth Series - Service Class	15,710	13.08	205,489	164,223
Delaware VIP® Value Series - Service Class	1,177,521	28.70	33,794,857	28,107,932
Delaware VIP® Value Series - Standard Class	4,544,081	28.81	130,914,973	99,789,041
DWS Alternative Asset Allocation VIP Portfolio - Class A	108,658	13.70	1,488,608	1,439,746
DWS Alternative Asset Allocation VIP Portfolio - Class B	130,399	13.68	1,783,859	1,715,175
DWS Equity 500 Index VIP Portfolio - Class A	7,867	24.97	196,434	134,500
DWS Small Cap Index VIP Portfolio - Class A	43,035	17.39	748,382	599,490
Fidelity® VIP Contrafund® Portfolio - Service Class	5,010,592	47.89	239,957,252	144,936,079
Fidelity® VIP Contrafund® Portfolio - Service Class 2	2,152,511	46.73	100,586,824	61,918,094
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	264,408	14.97	3,958,186	3,575,311
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	88,217	14.92	1,316,202	1,187,744
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	465,581	16.79	7,817,108	6,995,440
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	203,275	16.69	3,392,666	2,960,249
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	220,450	16.79	3,701,361	3,242,723
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	192,141	16.73	3,214,524	2,784,681
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	120,360	27.27	3,282,206	2,775,033
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	98,228	27.11	2,662,964	2,256,111
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	55,519	25.91	1,438,507	1,204,873
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	136,776	25.80	3,528,828	2,989,046
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	27,926	26.03	726,926	596,083

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

5. Investments (continued)

	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	129,804	$25.90	$3,361,913	$2,806,476
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	25,323	23.39	592,306	505,496
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	350,275	23.31	8,164,907	6,756,506
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	1,626	12.66	20,590	17,924
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2	46,334	12.65	586,124	518,121
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	17,744	12.65	224,462	197,866
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2	54,623	12.63	689,893	595,945
Fidelity® VIP Growth Portfolio - Service Class	1,441,673	102.42	147,656,153	86,030,345
Fidelity® VIP Growth Portfolio - Service Class 2	478,574	100.58	48,134,990	30,173,973
Fidelity® VIP Mid Cap Portfolio - Service Class 2	60,056	37.29	2,239,504	1,799,106
Franklin Income VIP Fund - Class 2	90,338	15.04	1,358,677	1,349,188
Franklin Mutual Shares VIP Fund - Class 2	76,253	16.59	1,265,041	1,314,578
Invesco V.I. Core Equity Fund - Series I Shares	7	30.43	216	213
Invesco V.I. International Growth Fund - Series I Shares	999	42.52	42,495	30,586
Janus Henderson Global Research Portfolio - Institutional Shares	7,932	63.62	504,656	276,135
LVIP Baron Growth Opportunities Fund - Service Class	2,896,256	78.92	228,560,924	100,982,686
LVIP BlackRock Advantage Allocation Fund - Service Class	1,069,360	13.50	14,439,574	15,410,600
LVIP BlackRock Advantage Allocation Fund - Standard Class	324,348	13.03	4,225,933	4,524,967
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	370,686	20.63	7,648,736	6,237,177
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	9,323,158	20.69	192,905,469	150,801,962
LVIP BlackRock Global Real Estate Fund - Service Class	625,865	8.60	5,383,692	5,328,580
LVIP BlackRock Global Real Estate Fund - Standard Class	756,615	8.71	6,591,631	6,545,745
LVIP BlackRock Inflation Protected Bond Fund - Service Class	514,104	10.54	5,416,596	5,420,005
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	942,869	10.56	9,957,642	10,074,173
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	103,614	44.39	4,599,208	3,301,509
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	5,276,156	45.41	239,611,363	125,970,859
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	70,682	21.06	1,488,840	1,094,754
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	113,484	21.90	2,485,413	1,875,447
LVIP Delaware Bond Fund - Service Class	1,825,706	14.40	26,286,508	24,917,287
LVIP Delaware Bond Fund - Standard Class	10,969,157	14.40	157,999,734	143,769,693
LVIP Delaware Diversified Floating Rate Fund - Service Class	484,099	9.99	4,833,730	4,878,673
LVIP Delaware Mid Cap Value Fund - Service Class	1,050,546	35.10	36,876,256	38,513,430
LVIP Delaware Mid Cap Value Fund - Standard Class	9,898,033	35.34	349,816,279	337,454,899
LVIP Delaware Social Awareness Fund - Service Class	750,841	45.28	33,998,069	27,756,242
LVIP Delaware Social Awareness Fund - Standard Class	12,567,306	45.60	573,056,593	435,278,971
LVIP Delaware Wealth Builder Fund - Service Class	938,587	12.07	11,327,806	12,590,945
LVIP Delaware Wealth Builder Fund - Standard Class	6,461,723	12.10	78,161,004	82,814,512
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	344,491	37.94	13,068,250	10,878,709
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	26,309,328	38.20	1,005,042,656	802,916,784
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	21,862	39.54	864,425	721,163
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	29,761	39.55	1,176,894	1,015,710
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	1,078,631	14.50	15,644,463	13,990,411
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	602,716	14.51	8,745,410	7,695,933
LVIP Global Growth Allocation Managed Risk Fund - Service Class	2,471,802	14.96	36,988,040	30,506,869
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	828,393	14.96	12,396,074	10,296,557
LVIP Global Income Fund - Service Class	402,302	12.01	4,830,032	4,610,587
LVIP Global Income Fund - Standard Class	302,159	12.09	3,651,895	3,475,340
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	2,692,278	15.26	41,081,477	34,098,630
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	1,110,435	15.26	16,949,673	14,185,031
LVIP Government Money Market Fund - Service Class	1,035,603	10.00	10,356,029	10,356,027
LVIP Government Money Market Fund - Standard Class	3,778,127	10.00	37,781,269	37,781,268
LVIP JPMorgan Retirement Income Fund - Service Class	522,614	13.26	6,927,770	7,166,053
LVIP JPMorgan Retirement Income Fund - Standard Class	11,654,247	13.27	154,616,900	163,333,656
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	82,889	17.51	1,451,129	1,311,082
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	66,018	17.64	1,164,560	1,062,867
LVIP MFS International Growth Fund - Service Class	14,967	21.77	325,792	221,285
LVIP MFS Value Fund - Service Class	32,130	47.36	1,521,666	957,630
LVIP Mondrian International Value Fund - Service Class	1,115,222	15.33	17,093,013	18,831,290
LVIP Mondrian International Value Fund - Standard Class	8,009,426	15.34	122,872,598	117,601,636
LVIP SSGA Bond Index Fund - Service Class	491,214	12.06	5,924,527	5,724,574
LVIP SSGA Bond Index Fund - Standard Class	836,126	12.06	10,081,165	9,708,658

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

5. Investments (continued)

	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP SSGA Developed International 150 Fund - Service Class	8,107	$7.63	$61,873	$65,082
LVIP SSGA Emerging Markets 100 Fund - Service Class	1,335,420	8.53	11,391,132	12,230,164
LVIP SSGA Emerging Markets 100 Fund - Standard Class	1,881,100	8.53	16,042,019	17,975,964
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	911,716	12.45	11,347,217	10,050,479
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	402,585	12.45	5,010,576	4,570,879
LVIP SSGA International Index Fund - Service Class	473,385	10.38	4,911,367	4,227,313
LVIP SSGA International Index Fund - Standard Class	416,982	10.37	4,325,769	3,791,831
LVIP SSGA International Managed Volatility Fund - Service Class	99,123	9.64	955,450	900,405
LVIP SSGA International Managed Volatility Fund - Standard Class	68,676	9.63	661,624	604,142
LVIP SSGA Large Cap 100 Fund - Service Class	27,859	12.89	359,105	351,211
LVIP SSGA S&P 500 Index Fund - Service Class	5,153,281	24.07	124,013,698	75,625,046
LVIP SSGA S&P 500 Index Fund - Standard Class	16,440,404	24.09	396,000,010	221,836,984
LVIP SSGA Small-Cap Index Fund - Service Class	527,757	35.86	18,924,296	13,711,827
LVIP SSGA Small-Cap Index Fund - Standard Class	1,098,798	35.91	39,456,741	27,856,276
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	80,102	13.17	1,054,789	867,088
LVIP T. Rowe Price 2010 Fund - Service Class	191,185	10.46	1,999,607	2,037,365
LVIP T. Rowe Price 2010 Fund - Standard Class	242,415	10.47	2,538,326	2,520,596
LVIP T. Rowe Price 2020 Fund - Service Class	1,141,247	10.89	12,427,044	12,242,130
LVIP T. Rowe Price 2020 Fund - Standard Class	950,857	10.90	10,361,489	10,277,964
LVIP T. Rowe Price 2030 Fund - Service Class	2,486,583	11.97	29,761,908	27,196,780
LVIP T. Rowe Price 2030 Fund - Standard Class	1,014,733	11.98	12,154,472	11,173,992
LVIP T. Rowe Price 2040 Fund - Service Class	2,793,009	11.55	32,264,841	28,996,425
LVIP T. Rowe Price 2040 Fund - Standard Class	311,719	11.60	3,614,383	3,279,891
LVIP T. Rowe Price 2050 Fund - Service Class	1,664,196	12.18	20,276,562	17,188,322
LVIP T. Rowe Price 2050 Fund - Standard Class	83,898	12.24	1,026,741	889,521
LVIP T. Rowe Price 2060 Fund - Service Class	5,837	13.12	76,554	71,743
LVIP T. Rowe Price 2060 Fund - Standard Class	2,475	13.12	32,486	29,258
LVIP T. Rowe Price Growth Stock Fund - Service Class	14,662	62.71	919,446	456,691
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	962,464	34.94	33,627,521	20,545,499
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	6,542,537	36.65	239,770,908	121,112,017
LVIP Vanguard Domestic Equity ETF Fund - Service Class	1,019,659	26.26	26,776,243	17,464,175
LVIP Vanguard International Equity ETF Fund - Service Class	1,180,673	12.44	14,687,575	12,353,561
LVIP Wellington Capital Growth Fund - Service Class	9,390	72.02	676,322	593,952
LVIP Wellington Mid-Cap Value Fund - Service Class	8,010	25.79	206,548	140,518
MFS® VIT Total Return Series - Initial Class	48,940	26.02	1,273,421	1,076,110
MFS® VIT Utilities Series - Initial Class	3,069,461	35.33	108,444,068	83,912,675
MFS® VIT Utilities Series - Service Class	1,155,703	34.69	40,091,325	31,863,844
MFS® VIT II Core Equity Portfolio - Initial Class	2,673	27.88	74,518	67,442
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	4,451	39.80	177,150	111,072
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	11,667	15.40	179,678	168,864
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	2,170	30.69	66,594	56,676
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	2,190	6.13	13,423	23,335
PIMCO VIT Total Return Portfolio - Administrative Class	1,693,570	11.59	19,628,472	18,809,409
Putnam VT Global Health Care Fund - Class IB	3,404	17.27	58,794	49,314
Templeton Global Bond VIP Fund - Class 2	135,821	13.82	1,877,049	2,238,873
Wells Fargo VT Omega Growth Fund - Class 2	3,755	40.44	151,870	127,481
Wells Fargo VT Small Cap Growth Fund - Class 2	27,937	14.72	411,230	269,066

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2020, is as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio - Class B	2,252,407	(2,933,631)	(681,224)
AB VPS International Value Portfolio - Class B	1,180	(3,156)	(1,976)
AB VPS Small/Mid Cap Value Portfolio - Class A	1,842	(2,575)	(733)
American Century VP Inflation Protection Fund - Class II	25,528	(53,869)	(28,341)
American Century VP International Fund - Class I	193	(1,403)	(1,210)
American Funds Global Growth Fund - Class 2	71,527	(361,115)	(289,588)
American Funds Growth Fund - Class 2	835,641	(19,169,236)	(18,333,595)

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

	Units Issued	Units Redeemed	Net Increase (Decrease)
American Funds Growth-Income Fund - Class 2	100,870	(1,083,773)	(982,903)
American Funds International Fund - Class 2	361,456	(9,661,060)	(9,299,604)
BlackRock Global Allocation V.I. Fund - Class I	39,249	(162,933)	(123,684)
BlackRock Global Allocation V.I. Fund - Class III	51,957	(88,679)	(36,722)
Delaware VIP® Diversified Income Series - Service Class	175,671	(243,607)	(67,936)
Delaware VIP® Diversified Income Series - Standard Class	152,755	(422,342)	(269,587)
Delaware VIP® Emerging Markets Series - Service Class	2,192	(9,991)	(7,799)
Delaware VIP® High Yield Series - Service Class	44,185	(64,042)	(19,857)
Delaware VIP® High Yield Series - Standard Class	37,039	(180,951)	(143,912)
Delaware VIP® Limited-Term Diversified Income Series - Service Class	108,033	(90,453)	17,580
Delaware VIP® REIT Series - Service Class	45,104	(95,806)	(50,702)
Delaware VIP® REIT Series - Standard Class	90,598	(2,483,965)	(2,393,367)
Delaware VIP® Small Cap Value Series - Service Class	309,075	(4,777,476)	(4,468,401)
Delaware VIP® Smid Cap Core Series - Service Class	40,534	(74,263)	(33,729)
Delaware VIP® Smid Cap Core Series - Standard Class	54,165	(3,641,931)	(3,587,766)
Delaware VIP® U.S. Growth Series - Service Class	3,835	(1,899)	1,936
Delaware VIP® Value Series - Service Class	55,343	(132,397)	(77,054)
Delaware VIP® Value Series - Standard Class	130,500	(3,852,607)	(3,722,107)
DWS Alternative Asset Allocation VIP Portfolio - Class A	9,264	(35,070)	(25,806)
DWS Alternative Asset Allocation VIP Portfolio - Class B	15,114	(22,298)	(7,184)
DWS Equity 500 Index VIP Portfolio - Class A	2,276	(6,876)	(4,600)
DWS Small Cap Index VIP Portfolio - Class A	2,254	(13,833)	(11,579)
Fidelity® VIP Contrafund® Portfolio - Service Class	623,904	(6,167,515)	(5,543,611)
Fidelity® VIP Contrafund® Portfolio - Service Class 2	75,771	(192,469)	(116,698)
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	178,098	(104,012)	74,086
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	61,523	(13,914)	47,609
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	444,406	(199,047)	245,359
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	128,336	(40,619)	87,717
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	124,812	(95,567)	29,245
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	127,658	(51,691)	75,967
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	169,884	(59,161)	110,723
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	96,618	(51,257)	45,361
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	99,672	(47,632)	52,040
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	126,611	(26,917)	99,694
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	19,933	(18,459)	1,474
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	129,834	(44,725)	85,109
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	23,803	(34,823)	(11,020)
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	231,531	(40,221)	191,310
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	1,541	(3)	1,538
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2	35,185	(10,821)	24,364
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	16,088	(3,789)	12,299
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2	59,065	(16,999)	42,066
Fidelity® VIP Growth Portfolio - Service Class	3,934,984	(5,766,044)	(1,831,060)
Fidelity® VIP Growth Portfolio - Service Class 2	157,835	(112,942)	44,893
Fidelity® VIP Mid Cap Portfolio - Service Class 2	5,279	(17,462)	(12,183)
Franklin Income VIP Fund - Class 2	8,034	(10,416)	(2,382)
Franklin Mutual Shares VIP Fund - Class 2	10,993	(8,950)	2,043
Janus Henderson Global Research Portfolio - Institutional Shares	953	(5,287)	(4,334)
LVIP Baron Growth Opportunities Fund - Service Class	312,130	(3,702,536)	(3,390,406)
LVIP BlackRock Advantage Allocation Fund - Service Class	45,511	(56,459)	(10,948)
LVIP BlackRock Advantage Allocation Fund - Standard Class	22,991	(41,320)	(18,329)
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	35,281	(59,439)	(24,158)
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	47,237	(3,959,905)	(3,912,668)
LVIP BlackRock Global Real Estate Fund - Service Class	45,453	(67,092)	(21,639)
LVIP BlackRock Global Real Estate Fund - Standard Class	30,230	(156,351)	(126,121)
LVIP BlackRock Inflation Protected Bond Fund - Service Class	81,289	(84,662)	(3,373)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	159,818	(169,054)	(9,236)
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	35,456	(22,684)	12,772
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	113,464	(4,277,991)	(4,164,527)
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	26,348	(21,421)	4,927
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	46,256	(65,854)	(19,598)
LVIP Delaware Bond Fund - Service Class	169,994	(147,438)	22,556

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Delaware Bond Fund - Standard Class	581,636	(1,372,887)	(791,251)
LVIP Delaware Diversified Floating Rate Fund - Service Class	86,852	(98,577)	(11,725)
LVIP Delaware Mid Cap Value Fund - Service Class	29,662	(122,533)	(92,871)
LVIP Delaware Mid Cap Value Fund - Standard Class	17,678	(1,131,831)	(1,114,153)
LVIP Delaware Social Awareness Fund - Service Class	42,917	(98,337)	(55,420)
LVIP Delaware Social Awareness Fund - Standard Class	7,150	(3,055,529)	(3,048,379)
LVIP Delaware Wealth Builder Fund - Service Class	36,019	(58,819)	(22,800)
LVIP Delaware Wealth Builder Fund - Standard Class	35,933	(1,361,181)	(1,325,248)
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	23,961	(40,857)	(16,896)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	2,526	(3,241,973)	(3,239,447)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	16,130	(8,304)	7,826
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	13,666	(18,618)	(4,952)
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	53,798	(103,671)	(49,873)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	13,041	(124,806)	(111,765)
LVIP Global Growth Allocation Managed Risk Fund - Service Class	49,778	(225,286)	(175,508)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	19,979	(120,547)	(100,568)
LVIP Global Income Fund - Service Class	46,860	(55,891)	(9,031)
LVIP Global Income Fund - Standard Class	46,368	(78,342)	(31,974)
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	49,888	(295,758)	(245,870)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	16,422	(164,569)	(148,147)
LVIP Government Money Market Fund - Service Class	820,446	(487,028)	333,418
LVIP Government Money Market Fund - Standard Class	6,353,151	(5,269,782)	1,083,369
LVIP JPMorgan Retirement Income Fund - Service Class	32,437	(58,566)	(26,129)
LVIP JPMorgan Retirement Income Fund - Standard Class	71,597	(1,531,391)	(1,459,794)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	33,351	(13,276)	20,075
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	30,753	(41,443)	(10,690)
LVIP MFS International Growth Fund - Service Class	1,196	(4,617)	(3,421)
LVIP MFS Value Fund - Service Class	5,845	(13,879)	(8,034)
LVIP Mondrian International Value Fund - Service Class	40,405	(76,852)	(36,447)
LVIP Mondrian International Value Fund - Standard Class	47,373	(3,813,531)	(3,766,158)
LVIP SSGA Bond Index Fund - Service Class	231,927	(144,632)	87,295
LVIP SSGA Bond Index Fund - Standard Class	446,223	(402,835)	43,388
LVIP SSGA Developed International 150 Fund - Service Class	1,003	(2,753)	(1,750)
LVIP SSGA Emerging Markets 100 Fund - Service Class	92,413	(78,978)	13,435
LVIP SSGA Emerging Markets 100 Fund - Standard Class	70,091	(204,232)	(134,141)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	32,262	(110,497)	(78,235)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	17,293	(42,771)	(25,478)
LVIP SSGA International Index Fund - Service Class	71,873	(51,908)	19,965
LVIP SSGA International Index Fund - Standard Class	50,389	(56,674)	(6,285)
LVIP SSGA International Managed Volatility Fund - Service Class	22,726	(10,396)	12,330
LVIP SSGA International Managed Volatility Fund - Standard Class	29,510	(52,898)	(23,388)
LVIP SSGA Large Cap 100 Fund - Service Class	4,150	(1,383)	2,767
LVIP SSGA S&P 500 Index Fund - Service Class	286,955	(381,310)	(94,355)
LVIP SSGA S&P 500 Index Fund - Standard Class	239,630	(1,782,386)	(1,542,756)
LVIP SSGA Small-Cap Index Fund - Service Class	96,229	(138,775)	(42,546)
LVIP SSGA Small-Cap Index Fund - Standard Class	80,040	(326,657)	(246,617)
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	22,902	(4,921)	17,981
LVIP T. Rowe Price 2010 Fund - Service Class	33,827	(41,890)	(8,063)
LVIP T. Rowe Price 2010 Fund - Standard Class	58,057	(61,364)	(3,307)
LVIP T. Rowe Price 2020 Fund - Service Class	72,512	(127,145)	(54,633)
LVIP T. Rowe Price 2020 Fund - Standard Class	96,581	(166,125)	(69,544)
LVIP T. Rowe Price 2030 Fund - Service Class	154,226	(144,854)	9,372
LVIP T. Rowe Price 2030 Fund - Standard Class	87,274	(88,164)	(890)
LVIP T. Rowe Price 2040 Fund - Service Class	187,926	(122,094)	65,832
LVIP T. Rowe Price 2040 Fund - Standard Class	27,793	(51,814)	(24,021)
LVIP T. Rowe Price 2050 Fund - Service Class	152,283	(90,994)	61,289
LVIP T. Rowe Price 2050 Fund - Standard Class	16,623	(20,605)	(3,982)
LVIP T. Rowe Price 2060 Fund - Service Class	6,004	(206)	5,798
LVIP T. Rowe Price 2060 Fund - Standard Class	3,006	(550)	2,456
LVIP T. Rowe Price Growth Stock Fund - Service Class	1,784	(5,295)	(3,511)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	40,869	(74,471)	(33,602)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	505,553	(4,190,883)	(3,685,330)

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Vanguard Domestic Equity ETF Fund - Service Class	133,666	(170,919)	(37,253)
LVIP Vanguard International Equity ETF Fund - Service Class	123,832	(189,102)	(65,270)
LVIP Wellington Capital Growth Fund - Service Class	12,428	(2,699)	9,729
LVIP Wellington Mid-Cap Value Fund - Service Class	2,153	(4,040)	(1,887)
MFS® VIT Total Return Series - Initial Class	947	(6,598)	(5,651)
MFS® VIT Utilities Series - Initial Class	181,066	(4,634,747)	(4,453,681)
MFS® VIT Utilities Series - Service Class	26,324	(100,134)	(73,810)
MFS® VIT II Core Equity Portfolio - Initial Class	167	—	167
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	1,383	(1,331)	52
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	2,054	(816)	1,238
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	19	(4,054)	(4,035)
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	3	(698)	(695)
PIMCO VIT Total Return Portfolio - Administrative Class	402,160	(316,742)	85,418
Putnam VT Global Health Care Fund - Class IB	169	(38)	131
Templeton Global Bond VIP Fund - Class 2	14,188	(25,332)	(11,144)
Wells Fargo VT Omega Growth Fund - Class 2	2,774	(1,131)	1,643
Wells Fargo VT Small Cap Growth Fund - Class 2	257	(2,877)	(2,620)

The change in units outstanding for the year ended December 31, 2019, is as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio - Class B	519,553	(2,543,026)	(2,023,473)
AB VPS International Value Portfolio - Class B	929	(2,546)	(1,617)
AB VPS Small/Mid Cap Value Portfolio - Class A	442	(4,281)	(3,839)
American Century VP Inflation Protection Fund - Class II	12,221	(64,097)	(51,876)
American Century VP International Fund - Class I	909	(206)	703
American Funds Global Growth Fund - Class 2	55,926	(431,795)	(375,869)
American Funds Growth Fund - Class 2	99,292	(24,738,084)	(24,638,792)
American Funds Growth-Income Fund - Class 2	71,335	(1,121,892)	(1,050,557)
American Funds International Fund - Class 2	297,419	(10,833,696)	(10,536,277)
BlackRock Global Allocation V.I. Fund - Class I	13,293	(245,182)	(231,889)
BlackRock Global Allocation V.I. Fund - Class III	51,388	(121,158)	(69,770)
Delaware VIP® Diversified Income Series - Service Class	155,874	(258,702)	(102,828)
Delaware VIP® Diversified Income Series - Standard Class	140,551	(449,851)	(309,300)
Delaware VIP® Emerging Markets Series - Service Class	6,612	(13,249)	(6,637)
Delaware VIP® High Yield Series - Service Class	64,377	(79,889)	(15,512)
Delaware VIP® High Yield Series - Standard Class	60,876	(159,986)	(99,110)
Delaware VIP® Limited-Term Diversified Income Series - Service Class	17,615	(22,409)	(4,794)
Delaware VIP® REIT Series - Service Class	49,863	(57,903)	(8,040)
Delaware VIP® REIT Series - Standard Class	291,712	(1,990,338)	(1,698,626)
Delaware VIP® Small Cap Value Series - Service Class	161,744	(4,938,440)	(4,776,696)
Delaware VIP® Smid Cap Core Series - Service Class	51,826	(56,472)	(4,646)
Delaware VIP® Smid Cap Core Series - Standard Class	77,732	(3,889,640)	(3,811,908)
Delaware VIP® U.S. Growth Series - Service Class	10	(2,177)	(2,167)
Delaware VIP® Value Series - Service Class	46,041	(109,402)	(63,361)
Delaware VIP® Value Series - Standard Class	287,928	(3,685,197)	(3,397,269)
DWS Alternative Asset Allocation VIP Portfolio - Class A	6,137	(20,589)	(14,452)
DWS Alternative Asset Allocation VIP Portfolio - Class B	15,040	(24,722)	(9,682)
DWS Equity 500 Index VIP Portfolio - Class A	4,104	(6,785)	(2,681)
DWS Small Cap Index VIP Portfolio - Class A	3,264	(49,577)	(46,313)
Fidelity® VIP Contrafund® Portfolio - Service Class	292,501	(7,429,522)	(7,137,021)
Fidelity® VIP Contrafund® Portfolio - Service Class 2	60,136	(197,085)	(136,949)
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	87,030	(20,111)	66,919
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	45,412	(5,068)	40,344
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	168,475	(39,549)	128,926
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	125,787	(4,828)	120,959
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	145,917	(4,431)	141,486
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	97,866	(4,233)	93,633
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	111,825	(31,105)	80,720
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	90,816	(20,115)	70,701
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	38,775	(3,148)	35,627

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	88,814	(13,318)	75,496
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	11,843	(8,231)	3,612
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	117,596	(31,108)	86,488
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	27,793	(18,056)	9,737
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	267,113	(19,751)	247,362
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	652	(652)	—
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2	19,534	(26)	19,508
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	4,772	(329)	4,443
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2	9,556	—	9,556
Fidelity® VIP Growth Portfolio - Service Class	1,123,120	(5,986,610)	(4,863,490)
Fidelity® VIP Growth Portfolio - Service Class 2	95,645	(107,430)	(11,785)
Fidelity® VIP Mid Cap Portfolio - Service Class 2	1,709	(10,993)	(9,284)
Franklin Income VIP Fund - Class 2	10,165	(10,412)	(247)
Franklin Mutual Shares VIP Fund - Class 2	1,066	(13,782)	(12,716)
Janus Henderson Global Research Portfolio - Institutional Shares	1,564	(2,582)	(1,018)
LVIP Baron Growth Opportunities Fund - Service Class	423,097	(2,913,793)	(2,490,696)
LVIP BlackRock Advantage Allocation Fund - Service Class	51,065	(85,890)	(34,825)
LVIP BlackRock Advantage Allocation Fund - Standard Class	4,905	(39,848)	(34,943)
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	35,706	(38,582)	(2,876)
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	64,703	(4,482,109)	(4,417,406)
LVIP BlackRock Global Real Estate Fund - Service Class	47,597	(71,105)	(23,508)
LVIP BlackRock Global Real Estate Fund - Standard Class	47,916	(152,338)	(104,422)
LVIP BlackRock Inflation Protected Bond Fund - Service Class	44,938	(102,622)	(57,684)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	75,027	(159,826)	(84,799)
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	11,088	(21,811)	(10,723)
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	26,787	(4,566,237)	(4,539,450)
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	29,277	(16,930)	12,347
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	84,348	(129,523)	(45,175)
LVIP Delaware Bond Fund - Service Class	103,901	(121,695)	(17,794)
LVIP Delaware Bond Fund - Standard Class	160,421	(1,437,409)	(1,276,988)
LVIP Delaware Diversified Floating Rate Fund - Service Class	61,202	(97,278)	(36,076)
LVIP Delaware Mid Cap Value Fund - Service Class	26,319	(85,235)	(58,916)
LVIP Delaware Mid Cap Value Fund - Standard Class	12,135	(1,187,142)	(1,175,007)
LVIP Delaware Social Awareness Fund - Service Class	57,370	(74,993)	(17,623)
LVIP Delaware Social Awareness Fund - Standard Class	10,696	(3,468,800)	(3,458,104)
LVIP Delaware Wealth Builder Fund - Service Class	36,603	(69,625)	(33,022)
LVIP Delaware Wealth Builder Fund - Standard Class	95,087	(1,785,282)	(1,690,195)
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	22,396	(35,277)	(12,881)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	2,022	(3,659,106)	(3,657,084)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	14,529	(6,938)	7,591
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	20,086	(31,942)	(11,856)
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	48,541	(109,316)	(60,775)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	10,531	(91,286)	(80,755)
LVIP Global Growth Allocation Managed Risk Fund - Service Class	72,684	(282,814)	(210,130)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	29,056	(133,446)	(104,390)
LVIP Global Income Fund - Service Class	44,741	(49,521)	(4,780)
LVIP Global Income Fund - Standard Class	71,890	(73,987)	(2,097)
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	60,199	(334,477)	(274,278)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	44,856	(276,194)	(231,338)
LVIP Government Money Market Fund - Service Class	147,167	(150,459)	(3,292)
LVIP Government Money Market Fund - Standard Class	3,183,914	(4,146,919)	(963,005)
LVIP JPMorgan Retirement Income Fund - Service Class	33,106	(73,145)	(40,039)
LVIP JPMorgan Retirement Income Fund - Standard Class	32,731	(1,844,090)	(1,811,359)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	33,174	(22,103)	11,071
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	17,768	(26,636)	(8,868)
LVIP MFS International Growth Fund - Service Class	1,688	(9,766)	(8,078)
LVIP MFS Value Fund - Service Class	7,118	(20,970)	(13,852)
LVIP Mondrian International Value Fund - Service Class	47,113	(84,174)	(37,061)
LVIP Mondrian International Value Fund - Standard Class	92,627	(4,136,765)	(4,044,138)
LVIP SSGA Bond Index Fund - Service Class	94,406	(50,475)	43,931
LVIP SSGA Bond Index Fund - Standard Class	266,719	(107,239)	159,480
LVIP SSGA Developed International 150 Fund - Service Class	420	(4,265)	(3,845)

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP SSGA Emerging Markets 100 Fund - Service Class	83,727	(87,924)	(4,197)
LVIP SSGA Emerging Markets 100 Fund - Standard Class	76,139	(169,393)	(93,254)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	39,442	(102,331)	(62,889)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	13,032	(56,810)	(43,778)
LVIP SSGA International Index Fund - Service Class	25,743	(45,712)	(19,969)
LVIP SSGA International Index Fund - Standard Class	17,826	(58,123)	(40,297)
LVIP SSGA International Managed Volatility Fund - Service Class	16,115	(12,755)	3,360
LVIP SSGA International Managed Volatility Fund - Standard Class	15,073	(17,581)	(2,508)
LVIP SSGA Large Cap 100 Fund - Service Class	5,423	(1,194)	4,229
LVIP SSGA S&P 500 Index Fund - Service Class	344,552	(233,357)	111,195
LVIP SSGA S&P 500 Index Fund - Standard Class	172,110	(1,595,393)	(1,423,283)
LVIP SSGA Small-Cap Index Fund - Service Class	54,782	(88,598)	(33,816)
LVIP SSGA Small-Cap Index Fund - Standard Class	73,548	(327,345)	(253,797)
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	2,929	(2,866)	63
LVIP T. Rowe Price 2010 Fund - Service Class	22,179	(21,979)	200
LVIP T. Rowe Price 2010 Fund - Standard Class	21,536	(54,328)	(32,792)
LVIP T. Rowe Price 2020 Fund - Service Class	50,502	(156,971)	(106,469)
LVIP T. Rowe Price 2020 Fund - Standard Class	116,616	(146,279)	(29,663)
LVIP T. Rowe Price 2030 Fund - Service Class	160,956	(194,092)	(33,136)
LVIP T. Rowe Price 2030 Fund - Standard Class	115,993	(100,572)	15,421
LVIP T. Rowe Price 2040 Fund - Service Class	178,239	(141,212)	37,027
LVIP T. Rowe Price 2040 Fund - Standard Class	37,176	(19,349)	17,827
LVIP T. Rowe Price 2050 Fund - Service Class	185,026	(54,049)	130,977
LVIP T. Rowe Price 2050 Fund - Standard Class	30,683	(16,655)	14,028
LVIP T. Rowe Price Growth Stock Fund - Service Class	1,419	(5,069)	(3,650)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	69,377	(63,218)	6,159
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	585,961	(3,594,572)	(3,008,611)
LVIP Vanguard Domestic Equity ETF Fund - Service Class	142,093	(121,962)	20,131
LVIP Vanguard International Equity ETF Fund - Service Class	179,507	(141,090)	38,417
LVIP Wellington Capital Growth Fund - Service Class	3,772	(602)	3,170
LVIP Wellington Mid-Cap Value Fund - Service Class	443	(2,229)	(1,786)
MFS® VIT Total Return Series - Initial Class	7,275	(12,965)	(5,690)
MFS® VIT Utilities Series - Initial Class	338,966	(4,004,520)	(3,665,554)
MFS® VIT Utilities Series - Service Class	29,624	(78,789)	(49,165)
MFS® VIT II Core Equity Portfolio - Initial Class	1,629	—	1,629
Neuberger Berman AMT Large Cap Value Portfolio - I Class	13	(21,453)	(21,440)
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	152	(996)	(844)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	24	(1,314)	(1,290)
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	21,466	—	21,466
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	74	(1,378)	(1,304)
PIMCO VIT Total Return Portfolio - Administrative Class	273,032	(243,525)	29,507
Putnam VT Global Health Care Fund - Class IB	—	(236)	(236)
Templeton Global Bond VIP Fund - Class 2	7,328	(28,968)	(21,640)
Wells Fargo VT Omega Growth Fund - Class 2	—	(69)	(69)
Wells Fargo VT Small Cap Growth Fund - Class 2	204	(701)	(497)

7. Subsequent Events

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of The Lincoln National Life Insurance Company
and

Contract Owners of Lincoln National Variable Annuity Account C

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Lincoln National Variable Annuity Account C ("Variable Account"), as of December 31, 2020, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2020, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on each of the subaccounts' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Ernst & Young

We have served as the Variable Account's Auditor since at least 1985, but we are unable to determine the specific year.

Philadelphia, Pennsylvania

April 22, 2021

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
AB VPS Global Thematic Growth Portfolio - Class B	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
AB VPS International Value Portfolio - Class B	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
AB VPS Small/Mid Cap Value Portfolio - Class A	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Century VP Inflation Protection Fund - Class II	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Century VP International Fund - Class I	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Global Growth Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Growth Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Growth-Income Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds International Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
BlackRock Global Allocation V.I. Fund - Class I	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
BlackRock Global Allocation V.I. Fund - Class III	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Delaware VIP® Diversified Income Series - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Delaware VIP® Diversified Income Series - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Delaware VIP® Emerging Markets Series - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Delaware VIP® High Yield Series - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Delaware VIP® High Yield Series - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Delaware VIP® Limited-Term Diversified Income Series - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Delaware VIP® REIT Series - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Delaware VIP® REIT Series - standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Delaware VIP® Small Cap Value Series - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Delaware VIP® Smid Cap Core Series - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Delaware VIP® Smid Cap Core Series - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Delaware VIP® U.S. Growth Series - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Delaware VIP® Value Series - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Delaware VIP® Value Series - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
DWS Alternative Asset Allocation VIP Portfolio - Class A	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
DWS Alternative Asset Allocation VIP Portfolio - Class B	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
DWS Equity 500 Index VIP Portfolio - Class A	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
DWS Small Cap Index VIP Portfolio - Class A	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Contrafund® Portfolio - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Contrafund® Portfolio - Service Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	As of December 31, 2020	For the period from March 11, 2020 through December 31, 2020	For the period from March 11, 2020 through December 31, 2020
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2	As of December 31, 2020	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from July 16, 2019 (commencement of operations) through December 31, 2019

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from July 16, 2019 (commencement of operations) through December 31, 2019
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2	As of December 31, 2020	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from July 15, 2019 (commencement of operations) through December 31, 2019
Fidelity® VIP Growth Portfolio - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Growth Portfolio - Service Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Mid Cap Portfolio - Service Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Franklin Income VIP Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Franklin Mutual Shares VIP Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Invesco V.I. Core Equity Fund - Series I Shares	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Invesco V.I. International Growth Fund - Series I Shares	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Janus Henderson Global Research Portfolio - Institutional Shares	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Baron Growth Opportunities Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP BlackRock Advantage Allocation Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP BlackRock Advantage Allocation Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP BlackRock Global Real Estate Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP BlackRock Global Real Estate Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP BlackRock Inflation Protected Bond Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Delaware Bond Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Delaware Bond Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Delaware Diversified Floating Rate Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Delaware Mid Cap Value Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Delaware Mid Cap Value Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Delaware Social Awareness Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Delaware Social Awareness Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Delaware Wealth Builder Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Delaware Wealth Builder Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Global Growth Allocation Managed Risk Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Global Income Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Global Income Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Government Money Market Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Government Money Market Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP JPMorgan Retirement Income Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP JPMorgan Retirement Income Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP MFS International Growth Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP MFS Value Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Mondrian International Value Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Mondrian International Value Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Bond Index Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Bond Index Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Developed International 150 Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Emerging Markets 100 Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Emerging Markets 100 Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA International Index Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA International Index Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA International Managed Volatility Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA International Managed Volatility Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP SSGA Large Cap 100 Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA S&P 500 Index Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA S&P 500 Index Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Small-Cap Index Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Small-Cap Index Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP T. Rowe Price 2010 Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP T. Rowe Price 2010 Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP T. Rowe Price 2020 Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP T. Rowe Price 2020 Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP T. Rowe Price 2030 Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP T. Rowe Price 2030 Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP T. Rowe Price 2040 Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP T. Rowe Price 2040 Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP T. Rowe Price 2050 Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP T. Rowe Price 2050 Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP T. Rowe Price 2060 Fund - Service Class	As of December 31, 2020	For the period from May 22, 2020 through December 31, 2020	For the period from May 22, 2020 through December 31, 2020
LVIP T. Rowe Price 2060 Fund - Standard Class	As of December 31, 2020	For the period from June 17, 2020 through December 31, 2020	For the period from June 17, 2020 through December 31, 2020
LVIP T. Rowe Price Growth Stock Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Vanguard Domestic Equity ETF Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Vanguard International Equity ETF Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Wellington Capital Growth Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Wellington Mid-Cap Value Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
MFS® VIT Total Return Series - Initial Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
MFS® VIT Utilities Series - Initial Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
MFS® VIT Utilities Series - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
MFS® VIT II Core Equity Portfolio - Initial Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Neuberger Berman AMT Large Cap Value Portfolio - I Class	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2019	N/A — the fund ceased to be available as an investment option to Variable Account contract owners during 2019	For the year ended December 31, 2019 (the fund ceased to be available as an investment option to Variable Account contract owners during 2019)
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	As of December 31, 2020	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from April 30, 2019 (commencement of operations) through December 31, 2019
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
PIMCO VIT Total Return Portfolio - Administrative Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Putnam VT Global Health Care Fund - Class IB	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Templeton Global Bond VIP Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Wells Fargo VT Omega Growth Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Wells Fargo VT Small Cap Growth Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020